SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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CURTISS-WRIGHT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Valued Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Curtiss-Wright Corporation to be held on Thursday, May 2, 2024, at Homewood Suites by Hilton, 125 Harbour Place Drive, Davidson, North Carolina 28036, commencing at 1:00 p.m. local time (the “Annual Meeting”).

We intend to hold the Annual Meeting in person again this year. The proxies that we solicit give you the opportunity to vote on all scheduled matters that come before the annual meeting. Whether or not you plan to attend, you can be sure that your shares are represented by promptly voting and submitting your proxy by phone or by internet as described in the following materials. If you want proxy materials mailed to you, you can make a request by completing, signing, dating and returning your proxy card in the postage-paid envelope provided. Please refer to the accompanying Notice of Annual Meeting and Proxy Statement for further important information about the Annual Meeting.

The Notice of Annual Meeting and the Proxy Statement, which follow this letter, provide information concerning matters to be considered and acted upon at the annual meeting. We will present a brief report on our business followed by a question-and-answer period at the annual meeting.

In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are using the internet as our primary means of furnishing proxy materials to our stockholders. Accordingly, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting electronically over the internet or by telephone. The notice also provides information on how stockholders may request paper copies of our proxy materials. We believe electronic delivery of our proxy materials will help us reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which our stockholders can access these materials.

We are resolutely focused on strengthening our culture and our workplace—putting greater emphasis on diversity, talent acquisition and development, and the employee experience. We are committed to ensuring our business practices are sustainable, and we will do our part to support the ongoing environmental, social and governance (ESG) issues, so the state of our planet and our communities are healthier tomorrow than they are today.

Finally, on behalf of the entire Curtiss-Wright family, I wish to thank S. Marce Fuller, who will retire from the Board just prior to our 2024 annual meeting of stockholders. Ms. Fuller is retiring with more than 24 years of distinguished service and leadership at Curtiss-Wright, which includes serving as lead independent director for the past three years. I congratulate Ms. Fuller on her retirement and thank her for her leadership, counsel, and friendship.

On behalf of your Board of Directors, management, and our employees, I would like to express our appreciation for your continued support. I look forward to your participation in the Annual Meeting.

Sincerely, Lynn M. Bamford Chair and Chief Executive Officer

CURTISS-WRIGHT CORPORATION

130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the holders of the common stock of Curtiss-Wright Corporation:

Notice is hereby given that the annual meeting of stockholders (the “Annual Meeting”) of Curtiss-Wright Corporation, a Delaware corporation (the “Company”), will be held on Thursday, May 2, 2024, at Homewood Suites by Hilton, 125 Harbour Place Drive, Davidson, North Carolina 28036, commencing at 1:00 pm local time, for the following purposes:

(1)	To elect the nine director nominees named herein;

(2)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024;

(3)	To approve the Curtiss-Wright Corporation 2024 Omnibus Incentive Plan;

(4)	To approve on an advisory basis the compensation of the Company’s named executive officers; and

(5)	To consider and transact such other business as may properly come before the Annual Meeting.

Only record holders of the Company’s common stock at the close of business on March 8, 2024, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders will be available for examination by any stockholder(s) at the Annual Meeting and during normal business hours at the offices of the Company, 130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036, during the ten days preceding the Annual Meeting date.

The Company cordially invites all stockholders to attend the Annual Meeting in person. Stockholders who plan to attend the Annual Meeting in person are nevertheless requested to vote their shares electronically over the Internet, by telephone, or if you receive a proxy card in the mail, by signing, dating and returning the proxy card in the postage-paid envelope provided, to make certain that their vote will be represented at the Annual Meeting should they be prevented unexpectedly from attending.

By Order of the Board of Directors,

March 22, 2024	Paul J. Ferdenzi
Vice President, Corporate Secretary and
General Counsel

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY SUBMIT YOUR PROXY ELECTRONICALLY OVER THE INTERNET OR BY TELEPHONE, OR IF YOU RECEIVE A PAPER PROXY CARD, PLEASE FILL IN, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Thursday, May 2, 2024. A Notice and Proxy Statement and combined Business Review/2023 Annual Report on Form 10-K to security holders are available at: www.proxyvote.com.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS	92
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING	92
2023 ANNUAL REPORT ON FORM 10-K	93
OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING	94
APPENDIX A - CURTISS-WRIGHT CORPORATION 2024 OMNIBUS INCENTIVE PLAN	A-1

PROXY SUMMARY

The following is a summary that highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider, and before voting, you are urged to carefully read the entire Proxy Statement.

Voting Matters and Vote Recommendations

The Company currently expects to consider four items of business at the 2024 Annual Meeting. The following table lists those items of business and the Board’s vote recommendation.

Proposal	Board Recommendation	Reasons for Recommendation	More Information
(1) Election of the nine director nominees named herein to a one-year term	FOR ALL	The Board and the Committee on Directors and Governance believe the nominees possess the skills, experience, qualifications, and diversity to effectively monitor performance, provide oversight and support management’s execution of the Company’s long-term strategy.	Page 12
(2) Ratification of the independent registered public accounting firm	FOR	Based on their assessment, the Board and the Audit Committee believes that the appointment of Deloitte & Touche LLP is in the best interests of the Company and its stockholders.	Page 79
(3) Approve the Curtiss-Wright Corporation 2024 Omnibus Incentive Plan	FOR	To foster and promote the long-term financial success of the Company and to increase stockholder value by (i) providing eligible employees, officers, non-employee directors, consultants, and advisors of the Company with incentives that align their interests with stockholders’ interests and that contribute to the long-term growth and profitability of the Company, and (ii) enabling the Company to attract, retain and motivate highly qualified employees, officers, non-employee directors, consultants, and advisors who are in a position to make significant contributions to the Company for its successful operations.	Page 81
(4) Advisory vote to approve the compensation of the Company’s named executive officers	FOR	The Company’s executive compensation program incorporates several compensation governance best practices and reflects the Company’s commitment to pay for performance.	Page 90

Director Nominees

Set forth below is summary information concerning the Company’s Director Nominees who are being voted on at the Annual Meeting.

Name	Age	Director Since	Principal Occupation	Independent
Lynn M. Bamford	60	2021	Chair and Chief Executive Officer, Curtiss-Wright Corporation	No
Dean M. Flatt	73	2012	Former President and Chief Operating Officer, Honeywell International’s Defense and Space business	Yes
Bruce D. Hoechner	64	2017	Former President and Chief Executive Officer, Rogers Corporation	Yes
Glenda J. Minor	67	2019	Chief Executive Officer and Principal, Silket Advisory Services	Yes
Anthony J. Moraco	64	2021	Former Chief Executive Officer and member of the Board of Directors, Science Applications International Corporation	Yes
Admiral (Ret.) William F. Moran	65	2023	President, WFM Advisors, LLC; Former Vice Chief of Naval Operations	Yes
Robert J. Rivet	69	2011	Former Executive Vice President, Chief Operations and Administrative Officer, Advanced Micro Devices, Inc.	Yes
Peter C. Wallace	69	2016	Former Chief Executive Officer, Gardner Denver Inc.	Yes
Lieutenant General (Ret.) Larry D. Wyche	66	2023	Chief Executive Officer, Wyche Leadership and Federal Contracting Consulting; Former Deputy Commanding General, U.S. Army Materiel Command	Yes
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Corporate Governance Highlights

The Company is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and executive leadership accountability, and helps build public trust in the Company. As part of this commitment, the Board has adopted best practices in corporate governance, including the following:

Board Independence	Lead Independent Director
• 8 out of 9 director nominees are independent • 100% independent Board committees • Chair and CEO is the only management Director nominee

•   Consults with Chair regarding setting Board meeting agendas, and consults with all Board committees

•   Serves as liaison between the Chair and the independent directors

•   Facilitates communication between and among the independent directors and management

•   Presides at all Board meetings where the Chair is not present, including executive sessions of the independent directors

•   Is available, when appropriate, for consultation and direct communication with stockholders

•   Coordinates annual Board performance review of Chief Executive Officer

•   Leads the discussion of Board’s self-assessment and evaluation of results

Board Practices	Other Best Practices

•   Annual election of directors

•   Annual Board and committee evaluations

•   Regular executive sessions of non-management directors

•   Board participation in executive succession planning

•   Annual review of Committee Charters and Corporate Governance Principles

•   Robust risk oversight with Board and committee roles

•   Comprehensive Code of Conduct and Corporate Governance Principles

•   Anti-hedging and pledging policy

•   Annual Say-on-Pay Vote

•   Robust “clawback” policies for Incentive Compensation, including the adoption of an incentive compensation clawback policy for Section 16 officers pursuant to Dodd-Frank in the event of certain accounting restatements

•   Robust stock ownership requirements for directors and executive officers

•   Strong pay-for-performance philosophy

•   Succession Planning Process

2023 Financial Performance Highlights

Despite the challenges relating primarily to continuing supply chain delivery disruptions, workforce availability issues, and inflationary pressures, the Company performed very well in fiscal 2023, with strong increases in sales, operating income, earnings per share, and free cash flow. In 2023, the Company’s three-year total shareholder return (TSR) ranked in the 87th percentile against the S&P MidCap 400. TSR is the change in the Company’s Common Stock share price plus dividends from the beginning of the measurement period to the end (three years, 1/1/2021 to 12/31/2023). The Company’s 2023 financial performance as measured under the Company’s executive compensation plans were as follows:

•	Adjusted organic Sales Growth of 10.7%.

•	Adjusted operating income of $494 million.

•	Working capital as a percentage of sales of 23.8%.
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The Company’s financial performance includes adjustments referenced in the Company’s fourth quarter 2023 earnings release furnished to the SEC on February 15, 2024. The Company’s financial performance above excludes the performance of any acquisitions consummated during the performance period.

Executive Compensation Practices Highlights

The Executive Compensation Committee is firmly committed to implementing a compensation program that aligns management and stockholder interests, encourages executives to drive sustainable stockholder value creation, and helps retain key personnel. In 2023, the Company received 92% stockholder support for the Company’s “Say-on-Pay” vote, which the Executive Compensation Committee considers to be among the most important items of feedback about the Company’s executive compensation program. The Company recognizes and rewards its executive officers through compensation arrangements that directly link their pay to the Company’s performance, and the Company ensures a strong alignment of interests with its stockholders by including a significant amount of performance-based compensation in the overall mix of pay. The Company’s pay mix includes base salary, an annual incentive cash bonus plan, and a long-term incentive plan under which the Company grants time-based restricted stock units and performance-based cash and stock units. Key elements of the Company’s pay practices are as follows:

What Curtiss-Wright Does	What Curtiss-Wright Does Not Do
• Aligns pay and performance using measures of financial and operating performance including use of relative TSR	• No NEO employment agreements • Does not engage in executive compensation practices that encourage excessive risk
• Balances short-term and long-term incentives using multiple performance measures that focus on profitable top line growth	• No short sales, hedging, or pledging of Curtiss-Wright stock permitted • No reloading, re-pricing or backdating stock options
• Places maximum caps on incentive payout consistent with market competitive practice	• No tax gross-ups on change-in-control benefits for executives
• Establishes rigorous stock ownerships guidelines for NEOs and Board members including a 50% mandatory hold on net shares until ownership guidelines are met for NEOs	• No dividends on unvested or unearned performance units/shares • No excessive perquisites
• Maintains robust “clawback” policies for Incentive Compensation, including the adoption of an incentive compensation clawback policy for Section 16 officers pursuant to Dodd-Frank in the event of certain accounting restatements	• No excessive severance and/or change-in-control provisions
• Uses an independent external compensation consultant to review and advise on executive compensation
• Uses double trigger Change-in-Control Agreements for equity vesting under the Company’s Long Term Incentive Plan
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Corporate Sustainability

The Company’s business and operations aligns with the Aerospace and Defense Global Industry Classification Standard. The Company believes that a commitment to positive environmental, social and governance-related business practices strengthens its operations, increases the Company’s connection with all stakeholders, and helps the Company better serve its customers and the communities in which the Company operates. The Company’s commitment to social responsibility extends to the environment, ethical business practices, trade compliance, responsible sourcing, human rights, cybersecurity, data privacy, human capital management, labor practices and our employees’ health and safety. More information is available within the Sustainability section of the Company’s website at www.curtisswright.com/company/sustainability/. The Company also sees in these commitments additional ways of creating value for the Company’s stockholders, current and prospective employees, customers and other stakeholders. The Company demonstrates its commitments through its corporate social responsibility program (“CSR”). The CSR program outlines the Company’s commitments, guidelines, and policies, which governs the Company’s behavior and its business practices. To better manage the CSR program, the Company created a cross-functional ESG Council led by the Company’s General Cousel, which meets on a regular basis, and is responsible for establishing and promoting the strategies, standards and practices that advance the Company’s CSR performance.

The CSR program consists of three inter-related activity areas that are mutually supportive of each other:

Business Practice

We conduct business in an environmentally conscious, socially responsible and ethical manner, including efforts to mitigate climate change and promote sustainability, while protecting the health and safety of the Company’s workers and community.

•     We comply with all applicable environmental, health and safety (EHS) laws and regulations as stated in our Environmental, Health and Safety Values statement available on the Company’s website.

•     We track total recordable rate (TRR) and days away, restriction and transfer rate (DART) for all sites worldwide. Our TRR and DART rates for 2023 were 1.32 and 0.86, respectively.

•     We encourage environmental and safety certifications for our manufacturing facilities. There are 13 sites across the Company that maintain certifications to   either ISO 14001 and/or OHSAS 18001/ISO 45001.

•     We conduct third-party EHS audits to verify that we are meeting our regulatory compliance requirements worldwide.

•     We are focused on promoting environmental stewardship and introducing innovative processes and technologies that improve our efforts, including quantifying our environmental impact along with our efforts to maximize future generations’ ability to live, work, and play in our shared natural environment. In early 2021, we started to compile utility data (including energy and water consumption) across all global operations to establish a three-year energy baseline. In 2023, we transitioned utility bill management to a third party to determine greenhouse gas (GHG) emissions in accordance with industry standards and applicable regulatory reporting requirements. We disclosed the findings of this initial climate data in early 2024 within the “Sustainability” section of the Company’s website.

•     As an environmentally conscious company, we focus on and support efforts that move towards a zero-waste future by conserving energy and water, minimizing waste and emissions, and promoting recycling and renewable energy to reduce adverse environmental impacts.

•     In 2021, we launched a company-wide EHS Management System (EHS MS) that details required practices to maintain a proactive risk-based approach to identify and control risks, comply with regulatory requirements, and continuously improve performance. The EHS MS is being implemented in a phased approach and progress is measured and reported to senior leadership via leading indicators. The EHS MS was designed to be consistent with ISO 14001 requirements.

•     We utilize safe technologies, training programs, effective risk management practices, and sound science in our operations to minimize risk to employees.

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Business Practice

We believe a diverse workforce creates a richer culture, enhances performance, and attracts the best talent.

•     We build a culture of inclusion with a focus on leadership, eliminating systemic barriers and fostering engagement. We conduct employee engagement pulse surveys to our global workforce concerning our work environments.

•     We utilize exit interviews and on-boarding interviews to provide feedback regarding turnover and employee desires for growth and development. These interviews are also utilized to identify drivers of voluntary turnover and departures from the Company to alert us to any issues, as well as to make improvements to the employee experience. Employee turnover rate and reasons, including voluntary and involuntary departures, are monitored annually, and reviewed at regular intervals with the senior leadership team and Board of Directors.

•     We promote ongoing career development for employees to encourage innovation and engagement through constructive reviews and various talent/leadership development initiatives.

•     We are committed to maintaining a solid pipeline of talent and developing future leaders throughout our organization, including a New Business Leader program, Engineering Leadership Development Program, and Succession Planning Program. Over the past several years, we have also hosted “Careers in Engineering” near one of our facilities in the United Kingdom to promote engineering careers for adolescents, and consistently engage with local colleges and universities across our many facilities globally.

•     We cultivate technical, domain expertise and collaborative thought leadership for early through advanced career levels through our Technical Fellows program and our Innovation program. These important programs foster our culture of innovation, fuel collaboration across diverse disciplines, and help us attract, mentor, and inspire the next generation of talent.

•     We are committed to a global workforce that represents and reflects the communities where we operate. Our Affirmative Action Plans drive our compliance in the U.S., and we use similar programs globally that encourage diversity, equity, and inclusion. In addition, we provide annual training to our global workforce on respect for the individual.

•     We offer a tuition reimbursement program for those employees seeking to improve or complete their education consistent with their career paths.

•     We are committed to providing a safe and healthy work environment for our global employee base, guided by a strong set of core values and annual training policies outlined in our EHS Policy.

We promote employee wellness.

•     We provide our employees and their families with a variety of health and wellness programs such as free annual biometric screening and health assessments at work or offsite, annual free flu shot clinics, a tobacco cessation program, weight management programs and an employee assistance program, which offers advice on mental health, legal and financial issues.

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Business Practice

We secure critical data that drives the development of customer solutions and protect the privacy of our employees.

•     We comply with all applicable privacy and cybersecurity laws and regulation.

•     Our cybersecurity and data protection program includes the deployment of tools and activities designed to prevent, detect, and analyze current and emerging cybersecurity threats, and plans and strategies to address threats and incidents, including any associated with our use of third-party service providers.

•     We continually assess industry best practices, frameworks and standards and leverage them to advance our cybersecurity and data protection program’s maturity.

•     We employ periodic employee simulated phishing campaigns and perform regular internal/external security audits, vulnerability assessments, and penetration testing of our systems, products and practices affecting user data.

•     We conduct annual training programs on data privacy, cybersecurity, and insider threats for all employees and require annual certification that each employee has read our privacy policy.

•     Our incident response plan and cybersecurity landscape are tested annually by an external provider.

Community Involvement

We promote the well-being of the communities in which the Company’s employees work and live.

•     We encourage employee involvement through charitable donations and volunteer programs.

•     We support investment in education by maintaining a Company-sponsored scholarship program for the dependent children of our employees where we fund 90 scholarships awarded to eligible individuals as selected by a third-party provider. Direct reports to the CEO are excluded from this program.

Governance

We maintain the highest ethical standards in interactions with employees, customers, suppliers, competitors, and the general public.

•     Our Code of Conduct includes several important provisions on human rights, including prohibitions on human trafficking and the use of child labor or forced, bonded or indentured labor in our operations, as well as compliance with all applicable laws, including environmental.

•     We are committed to responsible sourcing of materials for our products by not directly purchasing conflict minerals (tin, tantalum, tungsten, and gold) from the Democratic Republic of Congo and adjoining countries, which are at risk of being mined and sold under the control of armed groups to finance conflict, and not having direct relationships with mines or smelters that process these minerals. Our Conflict Minerals Policy Statement requires our suppliers to support us in monitoring the sourcing of conflict minerals.

•     We maintain a strict supplier code of conduct that sets expectations about supplier behavior.

•     We are a multi-national organization, and as such, compliance with business ethics, anti-bribery, and trade compliance laws is a key component of our ethics commitment to conduct business lawfully and ethically. Accordingly, we maintain policies and conduct annual global workforce training programs requiring employee certification on ethics and anti-bribery/trade compliance including the Foreign Corrupt Practices Act (FCPA) and UK Bribery Act, along with other critical risk areas, and we offer a global, multi-lingual, 24/7 anonymous ethics hotline provided by a third-party provider so employees can report ethical concerns or suspected misconduct without fear of retaliation.

•     We conduct EH&S and financial audits of our facilities worldwide to ensure compliance with all applicable laws, regulations, policies, and procedures.

•     We maintain an Integrated Risk and Compliance program aligned with industry standards and regulatory requirements to support business objectives that integrates uniform risk management principles which are designed to identify, assess, prioritize, address, manage, monitor, and communicate risks across our operations to foster a culture of integrity and risk awareness.

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In support of the CSR, the Company maintains the following policies aimed at protecting the environment, health and safety, ethics and compliance with laws, respect for human rights, and supply chain management, all of which are available within the Governance section of the Company’s website at https://curtisswright.com/investor-relations/governance/governance-documents or by sending a request in writing to the Corporate Secretary, Curtiss-Wright Corporation, 130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036:

•	California Transparency in Supply Chains Act of 2010

•	Code of Conduct

•	Code of Conduct - Suppliers and Customers

•	Conflict Minerals Policy Statement

•	Corporate Social Responsibility

•	Curtiss-Wright Corporation Standards for Suppliers: Environmental, Health and Safety, and Labor and Human Resources

•	Environmental, Health and Safety Values

•	Human Trafficking and Slavery

•	Anti-Slavery and Human Trafficking Statement 2020

By adhering to the principles contained in the CSR program, the Company enriches the economic, social, and environmental aspects of the communities in which the Company’s employees live and work, which enhances the profitability of the Company and benefits the Company’s stockholders, employees, and customers.

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CURTISS-WRIGHT CORPORATION

130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036

PROXY STATEMENT

PURPOSE

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Curtiss-Wright Corporation, a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on Thursday, May 2, 2024, at 1:00 p.m. local time, at the Homewood Suites by Hilton, 125 Harbour Place Drive, Davidson, North Carolina 28036, and at any adjournments or postponements thereof.

INTERNET AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company is furnishing proxy materials to its stockholders primarily via the internet, rather than mailing paper copies of these materials to each stockholder. On or about March 22, 2024, the Company will mail to each stockholder of record as of March 8, 2024 (other than those stockholders who previously had requested paper delivery of proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including a notice and Proxy Statement and the Company’s combined Business Review/2023 Annual Report on Form 10-K filed with the SEC. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of the proxy materials. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. You can also choose to receive future proxy materials by email by following the instructions included in the Notice of Internet Availability of Proxy Materials. This will help the Company reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which the Company’s stockholders can access these materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy-voting site. Your election to receive proxy materials by email will remain in effect until you revoke it. The Company may at its discretion voluntarily choose to mail or deliver a paper copy of the proxy materials, including a Notice and Proxy Statement and the combined Business Review/2023 Annual Report on Form 10-K filed with the SEC, to one or more stockholders.

INFORMATION CONCERNING THE ANNUAL MEETING

Mailing and Solicitation. A Notice and Proxy Statement and combined Business Review/2023 Annual Report on Form 10-K and accompanying form of proxy card attached hereto are being distributed or made available via the internet to the Company’s stockholders on or about March 22, 2024. For information about stockholders’ eligibility to vote at the Annual Meeting, please see “Record Date and Outstanding Stock” below. The Company will pay the cost of the solicitation of proxies. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by officers and other employees of the Company. The Company will reimburse banks and nominees for their expenses in forwarding proxy materials to the Company’s beneficial owners.

Proxies. Whether or not you plan to attend the Annual Meeting, the Company requests that you vote prior to the Annual Meeting: (i) via the internet, by following the instructions provided in the Notice of Internet Availability of Proxy Materials, (ii) via telephone, by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or (iii) via mail, by completing, signing, dating and mailing a paper proxy card in a postage-paid return envelope, which a stockholder can request as outlined in the Notice of Internet Availability of Proxy Materials. A control number, contained in the

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Notice of Internet Availability of Proxy Materials, is designed to verify your identity, and allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

If your shares are registered directly in your name, you are the holder of record of these shares and the Company is sending a Notice of Internet Availability of Proxy Materials directly to you. As the holder of record, you have the right to vote by one of the three ways mentioned above or in person at the Annual Meeting. If your shares are held in “street name”, your bank, broker, or other nominee will send to you a Notice of Internet Availability of Proxy Materials. As a holder in street name, you have the right to direct your bank, broker, or other nominee how to vote by submitting voting instructions in the manner directed by your bank, broker, or other nominee. If you hold shares in street name and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from your bank, broker, or other nominee and bring that proxy to the Annual Meeting.

Broker non-votes. Under the rules of the New York Stock Exchange (“NYSE”), a bank, broker, or other nominee who holds shares in “street name” for customers is precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) in the absence of specific instructions from such customers. The (1) election of Directors (see Proposal One), (2) approval of the Curtiss-Wright Corporation 2024 Omnibus Incentive Plan (See Proposal Three), and (3) advisory (non-binding) vote to approve the compensation of the Company’s named executive officers (See Proposal Four), are considered “non-routine” matters under applicable NYSE rules. Therefore, a bank, broker, or other nominee is not entitled to vote the shares of Company common stock unless the beneficial owner has given instructions. As such, there may be broker non-votes with respect to these proposals. On the other hand, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024 (see Proposal Two) is considered a “routine” matter under applicable NYSE rules. Therefore, a bank, broker, or other nominee will have discretionary authority to vote the shares of Company common stock if the beneficial owner has not given instructions and no broker non-votes will occur with respect to this proposal.

Voting In Accordance With Instructions. The shares represented by your properly submitted proxy received by mail, telephone, Internet, or in person will be voted in accordance with your instructions. If you are a registered holder and you do not specify in your properly submitted proxy how the shares represented thereby are to be voted, your shares will be voted:

(1)	“FOR” the election as Directors of the nominees proposed (see Proposal One),

(2)	“FOR” the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024 (see Proposal Two),

(3)	“FOR” approval of the Curtiss-Wright Corporation 2024 Omnibus Incentive Plan (see Proposal Three), and

(4)	“FOR” the compensation of the Company’s named executive officers under the proposal regarding the advisory (non-binding) vote to approve the compensation of the Company’s named executive officers (see Proposal Four).

If your shares are held in street name and you do not specify how the shares represented thereby are to be voted, your bank, broker, or other nominee may exercise its discretionary authority to vote on Proposal Two only.

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares represented by properly completed proxies received by mail, telephone, internet, or in person will be voted in accordance with the judgment of the persons named as proxies.

Signatures in Certain Cases. If a stockholder is a corporation or unincorporated entity such as a partnership or limited liability company, the enclosed proxy should be signed in its corporate or other entity name by an authorized officer or person and his or her title should be indicated. If shares are registered in the name of two or more trustees or other persons, the proxy must be signed by a majority of them. If shares are registered in the name of a decedent, the proxy should be signed by the executor or administrator and his or her title should follow the signature.

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Revocation of Proxies. Whether the proxy is submitted via the internet, telephone, or mail, stockholders have the right to revoke their proxies at any time before a vote is taken. If your shares are registered in your name, you may revoke your proxy (1) by notifying the Corporate Secretary of the Company in writing at the Company’s address given above, (2) by executing a new proxy bearing a later date or by submitting a new proxy by telephone or the internet on a later date, provided the new proxy is received by Broadridge Financial Solutions Inc. (which will have a representative present at the Annual Meeting) before the vote, (3) by attending the Annual Meeting and voting in person, or (4) by any other method available to stockholders by law. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke your vote before the Annual Meeting.

Record Date and Outstanding Stock. The close of business on March 8, 2024 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote. The only capital stock of the Company issued and outstanding is the common stock, par value $1.00 per share (the “Common Stock”). As of March 8, 2024, there were 38,280,037 shares of Common Stock issued and outstanding constituting all the capital stock of the Company entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock held.

Quorum. The presence, in person or by properly executed proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Required Vote.

Election of Directors: A plurality of the Common Stock present in person or represented by proxy (and eligible to vote), at a meeting in which a quorum is present. This means that a person will be elected who receives the first through ninth highest number of votes, even if he or she receives less than a majority of the votes cast. However, under our corporate governance guidelines, in an uncontested election where the only nominees are those recommended by the Board, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election is required to tender his or her resignation following certification of the stockholder vote. The Committee on Directors and Governance is required to make recommendations to the Board with respect to any such letter of resignation. The Board is required to take action with respect to this recommendation and to disclose their decision-making process. Full details of this policy are set out under “Proposal One: Election of Directors” on page 13 of this Proxy Statement.

Ratification of Deloitte & Touche LLP: The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy (and eligible to vote), at a meeting in which a quorum is present. This means that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “for” this proposal for it to be approved.

Approval of the Curtiss-Wright Corporation 2024 Omnibus Incentive Plan: The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy (and eligible to vote), at a meeting in which a quorum is present. This means that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “for” this proposal for it to be approved.

Advisory (non-binding vote) to approve the compensation of the Company’s named executive officers: The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy (and eligible to vote), at a meeting in which a quorum is present. This means that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “for” this proposal for it to be approved.

Effect of Withhold Authority Votes, Abstentions and Broker Non-Votes.

Under the Delaware General Corporation Law (under which Curtiss-Wright Corporation is incorporated), an abstaining vote and a broker non-vote are counted as present and eligible to vote at the Annual Meeting and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

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With respect to election of directors (see Proposal One), if you “withhold” authority to vote with respect to one or more director nominees, your shares will not be voted and will have no effect on the election of such nominees because, under plurality voting rules, the nine director nominees receiving the highest number of “for” votes will be elected. A “withhold” vote is not considered a vote cast in director elections. Broker non-votes will have no effect on the election of the nominees.

With respect to the ratification of Deloitte & Touche LLP (see Proposal Two), if you “abstain” from voting with respect to this Proposal, your vote will have the same effect as a vote “against” the Proposal. A bank, broker, or other nominee may exercise discretion to vote shares as to which instructions are not given on this Proposal and accordingly, no “broker non-votes” will occur with respect to this Proposal.

With respect to approval of the Curtiss-Wright Corporation 2024 Omnibus Incentive Plan (see Proposal Three), if you “abstain” from voting with respect to this Proposal, your vote will have the same effect as a vote “against” such Proposal. Broker non-votes will not be counted as having voted either for or against this Proposal.

With respect to the advisory vote to approve executive compensation (see Proposal Four), if you “abstain” from voting with respect to this Proposal, your vote will have the same effect as a vote “against” such Proposal. Broker non-votes will not be counted as having voted either for or against this Proposal.

Dissenter’s Rights of Appraisal. The stockholders have no dissenter’s rights of appraisal under the Delaware General Corporation Law, the Company’s Restated Certificate of Incorporation, or the Company’s Amended and Restated By-Laws with respect to the matters to be voted on at the Annual Meeting.

PROPOSAL ONE: ELECTION OF DIRECTORS

General Information

At the date of this Proxy Statement, the Board of Directors of the Company (the “Board” or “Board of Directors”) consists of ten members, nine of whom are non-employee Directors. However, S. Marce Fuller, who is presently a Director of the Company, has advised the Board of her decision to retire from the Board with more than 24 years of distinguished service and leadership at Curtiss-Wright, which includes serving as Lead Independent Director for the past three years. Ms. Fuller’s term will expire just prior to the Annual Meeting. Ms. Fuller served on the Board with great distinction.

The Committee on Directors and Governance of the Board of Directors has recommended, and our full Board of Directors has nominated Lynn M. Bamford, Dean M. Flatt, Bruce D. Hoechner, Glenda J. Minor, Anthony J. Moraco, William F. Moran, Robert J. Rivet, Peter C. Wallace, and Larry D. Wyche, each currently serving Directors, to be elected to the Board for a one-year term. In the event that any nominee should become unavailable for election, the persons named in the proxy may vote for the election of a substitute nominee.

Directors will be elected by a plurality of votes properly cast (in person or by proxy) at the Annual Meeting. This means that a person will be elected who receives the first through ninth highest number of votes, even if he or she receives less than a majority of the votes cast. Therefore, stockholders who do not vote or withhold their vote from one or more of the proposed nominees and do not vote for another person, will not affect the outcome of the election provided that a quorum is present at the Annual Meeting. However, under our corporate governance guidelines, in an uncontested election of Directors where the only nominees are those recommended by the Board (which is the case for the election of Directors at this Annual Meeting), any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election (a “Majority Withheld Vote”) is required to tender his or her resignation following certification of the stockholder vote. The Committee on Directors and Governance must promptly consider the resignation offer and a range of possible responses based on the circumstances that led to the Majority Withheld Vote, if known, and make a recommendation to the Board. The Board will act on the Committee on Directors and Governance recommendation within 90 days following certification of the stockholder vote. Thereafter,

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the Board will promptly disclose its decision-making process and decision regarding whether to accept the Director’s resignation (or the reason(s) for rejecting the resignation offer, if applicable) in a Form 8-K filed with the SEC. Any Director who tenders his or her resignation pursuant to this provision will not participate in the Committee on Directors and Governance recommendation or the Board action regarding whether to accept or reject the resignation offer.

As further discussed in the section titled “Broker non-votes” on page 10 of this Proxy Statement, if you own shares of Common Stock through a bank, broker or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares of Common Stock so that your vote can be counted on this Proposal One.

Overview of Curtiss-Wright’s Current Board of Directors

The Board believes there are general requirements for service as a member of the Board that are applicable to all directors as laid out below, and other specialized characteristics that should be represented on the Board as a whole but not necessarily by each director. The specific qualifications, skills, experiences, and backgrounds of our director nominees are detailed in the section titled “Director Qualifications, Experiences, Backgrounds, and Diversity” on page 13 of this Proxy Statement.

Our Directors Exhibit:

High integrity

Loyalty to the Company and commitment to its success

Proven record of success

Knowledge of corporate governance and practices

Our Directors Bring to the Boardroom:

High level of leadership experience

Specialized industry experience

Financial expertise

Extensive knowledge of the Company

Board Composition:

Independent Directors: 9 of 10

Average Company Board Tenure: 6 years

Average Age: 66 years

Diversity of gender, race, ethnicity, or

sexual orientation:  3 Female
2 African American
1 LGBTQ community member

Director Qualifications, Experiences, Backgrounds, and Diversity

The Company’s director nominees have substantial leadership, management, and industry experience and expertise in various fields. Three of the Company’s nine director nominees self-identify as having diverse characteristics (race, gender, ethnicity or sexual orientation). This diversity of experience and background of our director nominees, illustrated in the skills matrix and director nominees’ biographies that follow, is brought to bear in Board deliberations, during which multiple perspectives are considered in developing dynamic solutions to achieve the Company’s strategic priorities to reduce complexity, drive returns, and advance sustainably.

The skills matrix below summarizes the specific qualifications, skills, experiences, and backgrounds of each director nominee. While each director nominee is generally knowledgeable in each of these areas, an “X” in the skills matrix below indicates that the item is a specific qualification, skill, experience or attribute that the director nominee brings to the Board. The lack of an “X” for a particular item does not mean that the director nominee does not possess that qualification, skill,

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experience or attribute. Because the skills matrix is only a summary, it does not include all the qualifications, skills, experiences, backgrounds, and diversity that each director nominee offers.

Qualifications/Experiences/Backgrounds/Diversity
Director	Audit Committee Financial Expert	Extensive Knowledge of Company’s Business and Industry	Extensive M&A Experience	Broad International Experience	Other Public Company Board Experience	Current or Former CEO	Senior Leadership Experience	Gender/Ethnic/ Race/Sexual Orientation Diversity (a)
Lynn M. Bamford		X				X	X	X
Dean M. Flatt		X	X		X		X
Bruce D. Hoechner		X	X	X	X	X	X
Glenda J. Minor	X	X	X	X	X		X	X
Anthony J. Moraco		X	X		X	X	X
William F. Moran		X		X			X
Robert J. Rivet	X	X	X	X	X		X
Peter C. Wallace		X	X	X	X	X	X
Larry D. Wyche		X		X			X	X

(a)	Self-identifies as having diverse characteristics (race, gender, ethnicity, or sexual orientation).

In addition to gender, ethnic, race, and sexual orientation diversity, the Company also recognizes the value of other diverse attributes that directors may bring to the Board, including veterans of the U.S. military. The Company is proud to report that of our nine director nominees, three are also military veterans with over 77 years of combined service.

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Information Regarding Nominees

Set forth below is information with respect to the nominees for Directors. Such information includes the principal occupation of each nominee for Director during, at least, the past five years, as well as a brief description of the particular experience, qualifications, attributes or skills that qualify the nominee to serve as a Director of the Company.

Lynn M. Bamford

Chair and Chief Executive Officer

Curtiss-Wright Corporation

Age: 60

Director Since: 2021

Other Public Company Directorships:

None

Career Highlights:

Ms. Bamford has served as Chair of the Board of Directors of the Company since May 2022 and Chief Executive Officer of the Company since January 1, 2021. She has served as a member of the Board of Directors of the Company since January 1, 2021. She also formerly held the title of President of the Company from January 1, 2021 to May 5, 2022. Prior to this, she served as President and Chief Executive Officer of the Company from January 2021. She also served as President of the Company’s Defense and Power Segments from January 2020 and served as Senior Vice President and General Manager of the Company’s Defense Solutions and Nuclear divisions from 2018, and Senior Vice President and General Manager of the Company’s Defense Solutions division from 2013. Shortly after joining the Company in 2004, she assumed the position of Vice President, Product Development and Marketing, for the Company’s former Controls segment, and ascended to Vice President and General Manager of the Company’s Embedded Computing business.

Reasons for Election to the Board of Curtiss-Wright:

Ms. Bamford has been an employee of the Company for more than 18 years, serving in increasing levels of strategic, operational, and managerial responsibility. Ms. Bamford’s ability to grow the Company’s Defense and Power segments, as evidenced by the Company’s Defense and Power segments strong growth during her leadership, and in-depth knowledge of all the Company’s business segments and industries in which they operate, provides the Company a competitive advantage in continuing to improve long-term performance and increase stockholder value.

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Dean M. Flatt

Retired President and Chief Operating Officer

Honeywell International Inc., Defense and Space Business

Age: 73

Director Since: 2012

Committees: Finance (Chair); Executive Compensation

Other Public Company Directorships:

Ducommun Incorporated (2009 – present)

Career Highlights:

Mr. Flatt served as President and Chief Operating Officer of Honeywell International Inc.’s Defense and Space business from July 2005 to July 2008. Prior to that, he served as President of Honeywell International Inc.’s Aerospace Electronics Systems business from December 2001 to July 2005 and served as President of Honeywell International Inc.’s Specialty Materials and Chemicals business from July 2000 to December 2001. Further, he serves as a director of Ducommun Incorporated since January 2009 where he currently serves as Chairman of the Compensation Committee and as Lead Director. Ducommun is a leading provider of engineered products and aftermarket services across various industries, including aerospace and defense. He formerly served as a director of National Technical Systems, Inc. from January 2014 until September 2022 (he formerly served as non-executive Chairman from January 2014 until January 2018). National Technical Systems is a leading provider of engineering and testing services across various industries, including aerospace and defense. He formerly served as a director of Industrial Container Services, Inc. from January 2012 until April 2017.

Reasons for Election to the Board of Curtiss-Wright:

Mr. Flatt has an in-depth understanding of the aerospace and defense industries, evidenced by his past employment in high-level managerial positions at Honeywell International Inc., a leading global supplier of aerospace and defense products, two of the Company’s major markets. In addition, Mr. Flatt has extensive experience in evaluating new business opportunities gained while serving on the executive board of a private equity firm. Furthermore, Mr. Flatt has extensive managerial experience in operating a business at the director level, serving as a current director of Ducommun Incorporated and a previous director of National Technical Systems, Inc. Mr. Flatt’s ability to lead a company at one of the highest levels of management, coupled with his in-depth knowledge of the aerospace and defense industries and private equity investing provides the Company with a competitive advantage in seeking new opportunities and platforms for its aerospace and defense industry products and services, as well as strengthening the ability of the Company to select strategic acquisitions.

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Bruce D. Hoechner

Retired President and Chief Executive Officer

Rogers Corporation

Age: 64

Director Since: 2017

Committees: Committee on Directors and Governance; Finance

Other Public Company Directorships:

Ingevity Corporation (2023 – present)

Rogers Corporation (2011 – 2023)

Career Highlights:

Mr. Hoechner served as President and Chief Executive Officer of Rogers Corporation, a NYSE-listed company from October 2011 until his retirement on December 31, 2022. He also served as a member of the Board of Directors of Rogers Corporation until retirement from such Board on March 31, 2023. Rogers Corporation is a leading global provider of engineered materials and components for mission critical applications serving telecommunications, automotive, defense and aerospace, and consumer markets. Mr. Hoechner also serves as a director of Ingevity Corporation since February 2023. Ingevity is a leading manufacturer of specialty chemicals. From October 2009 to October 2011, Mr. Hoechner served as President, Asia Pacific region, based in Shanghai, China, for Dow Chemical Company, a global diversified chemical and material company, and before that held positions of increasing responsibility in the U.S. and internationally during his 27-year career with Rohm and Haas Company, a leading manufacturer of specialty chemicals, which was purchased by Dow.

Reasons for Election to the Board of Curtiss-Wright:

Mr. Hoechner has many years of broad leadership experience across numerous geographies, businesses, and functions with particularly strong international experience at leading multinational organizations. In his prior capacity as CEO and President of Rogers Corporation, Mr. Hoechner led a business transformation that significantly improved revenues and profitability, and resulted in a substantial increase in the company’s market cap. Mr. Hoechner brings to our Board international executive experience in technology manufacturing, with relevant industry exposure, as well as extensive strategic and financial acumen, which enhances Mr. Hoechner’s contributions and value to the Company’s Board.

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Glenda J. Minor

Chief Executive Officer and Principal

Silket Advisory Services

Age: 67

Director Since: 2019

Committees: Audit; Committee on Directors and Governance

Other Public Company Directorships:

Albermarle Corporation (2019 – present)

Radius Recycling, Inc. f/k/a Schnitzer Steel Industries, Inc. (2020 – present)

Career Highlights:

Ms. Minor has served as Chief Executive Officer and Principal of Silket Advisory Services, a privately owned consulting firm, since 2016. Silket Advisory Services advises companies on financial, strategic, and operational initiatives. From 2010 – 2015, Ms. Minor was Senior Vice President and Chief Financial Officer of Evraz North America Limited, a leading steel manufacturer. Prior to this, Ms. Minor held both domestic and international executive finance roles at increasing levels of managerial responsibility at Visteon Corporation, a leading global automotive supplier, and DaimlerChrysler, a leading global automotive manufacturer, as well as financial management roles at General Motors Corporation, a leading global automotive manufacturer, and General Dynamics Corporation, a leading global aerospace and defense company. Ms. Minor currently serves on the Board of Directors of Albemarle Corporation, a leading global specialty chemical company; Radius Recycling, Inc., one of the largest manufacturers and exporters of recycled metal products in North America; and the Capital Area United Way, a non-profit organization, where she serves as the Treasurer and Finance Committee chair. Ms. Minor has previously served on the board of several other non-profit organizations.

Reasons for Election to the Board of Curtiss-Wright:

Ms. Minor has many years of broad financial and international leadership experience across different industries and different continents, which have provided her with an in-depth understanding of the preparation and analysis of financial statements, and invaluable experience in capital market transactions, accounting, treasury, investor relations, financial and strategic planning, and business expansion. She is also financially literate in accordance with NYSE listing standards and an “audit committee financial expert” in accordance with SEC regulations. Ms. Minor’s extensive financial knowledge will be an invaluable asset to the Board in its oversight of the integrity of the Company’s financial statements and the financial reporting process. Additionally, Ms. Minor’s experience in mergers and acquisitions and business expansion provides the Company a competitive advantage in seeking new strategic business opportunities and platforms for its products and services.

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Anthony J. Moraco

Retired Chief Executive Officer and former Director

Science Applications International Corporation

Age: 64

Director Since: 2021

Committees: Executive Compensation; Finance

Other Public Company Directorships:

Science Applications International Corporation (2013 – 2019)

Career Highlights:

Mr. Moraco served as Chief Executive Officer and a member of the Board of Directors of Science Applications International Corporation (SAIC), a NYSE-listed company, from September 2013 to July 2019, after its separation from its former parent Leidos Holdings, Inc. SAIC is a leading provider of technical, engineering, and enterprise information technology (IT) solutions and services primarily to the U.S. government. Prior to this time, he served in various leadership positions at Leidos (legacy SAIC), including serving as President of its Government Solutions Group in 2013, as Group President of its Intelligence, Surveillance and Reconnaissance organization from 2012 to 2013, as its Executive Vice President for Operations and Performance Excellence from 2010 to 2012, and as Senior Vice President and General Manager of its Space and Geospatial Intelligence Business Unit from 2007 to 2010. Leidos is a leading science, engineering and IT company that provides services and solutions in the defense, intelligence, civil and health markets.

Reasons for Election to the Board of Curtiss-Wright:

Mr. Moraco has an in-depth understanding of the aerospace and defense industry, evidenced by his past employment at SAIC and Leidos, as well as his previous leadership roles at the Boeing Company Space & Intelligence Mission Systems and Phantom Works. In addition, Mr. Moraco has extensive experience in U.S. government contracting. Mr. Moraco’s market knowledge, leadership skills, financial acumen, and operational management ability proven during his tenure as CEO of SAIC and as an executive of Leidos, along with his prior public company board experience, enhances Mr. Moraco’s contributions and value to the Company’s Board.

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Admiral (Ret.) William F. Moran

President

WFM Advisors, LLC

Age: 65

Director Since: 2023

Committees: Executive Compensation; Finance

Other Public Company Directorships:

None

Career Highlights:

Admiral Moran has served at WFM Advisors, LLC, a privately-owned consulting firm, since 2019. WFM Advisors advises companies in the areas of Aerospace and Defense, training and education, artificial intelligence and technology. Prior to this, Admiral Moran had a long, distinguished career in the U.S. Navy serving at various times in increased senior leadership positions. From 2016 to 2019, he served as Vice Chief of Naval Operations; from 2013 to 2016, he served as Chief of Naval Personnel; from 2010 to 2013, he served as Director of Air Warfare; and from 1981 to 2010 he held various other leadership roles. Admiral Moran currently serves on the Board of Directors of USAA, and also serves on its audit and compensation and workforce committees. USAA is a Fortune 500 diversified financial services group of companies offering banking and insurance to people and families who serve, or served, in the United States Armed Forces.

Reasons for Election to the Board of Curtiss-Wright:

Admiral Moran has many years of broad leadership and operational experience while serving in the U.S. Navy. He is familiar with financial management, leadership development, operations, and strategic planning. This experience, coupled with an in-depth understanding of the U.S. Navy’s operational needs and U.S. government contracting and spending, provides the Company a competitive advantage in developing new operational leaders and new strategic business opportunities and platforms for its naval defense business’ products and services.

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Robert J. Rivet

Retired Executive Vice President, Chief Operations and Administrative Officer

Advanced Micro Devices, Inc.

Age: 69

Director Since: 2011

Committees: Audit (Chair); Executive Compensation

Other Public Company Directorships:

None

Career Highlights:

Mr. Rivet served as Executive Vice President, Chief Operations and Administrative Officer of Advanced Micro Devices, Inc., a leading global semiconductor company, from October 2008 to February 2011, and has served as Executive Vice President, Chief Financial Officer of Advanced Micro Devices, Inc. from September 2000 until October 2009. From 2009 to 2011, he also served as a Director of GlobalFoundries Inc., a semiconductor foundry. Prior to this, Mr. Rivet was senior Vice President at Motorola, a leading communication and semiconductor manufacturer in executive finance roles both domestically and internationally, which included a three-year assignment in Geneva, Switzerland, as the European Semiconductor CFO. Mr. Rivet has been elected to serve as Lead Independent Director of the Board effective May 2024 for a term of one-year or until his successor is appointed.

Reasons for Election to the Board of Curtiss-Wright:

Mr. Rivet has 35 years of broad financial and international leadership experience across different technology industries, which has provided him an in-depth understanding of the preparation and analysis of financial statements, and an in depth understanding of our supply chain, including nine years as Chief Financial Officer of Advanced Micro Devices. In addition, Mr. Rivet led numerous acquisitions, divestitures, and capital market activities while at Advanced Micro Devices. He is also financially literate in accordance with NYSE listing standards and an “audit committee financial expert” in accordance with SEC regulations. Mr. Rivet’s extensive financial knowledge will be an invaluable asset to the Board providing comprehensive oversight over the integrity of the Company’s financial statements and the financial reporting process. Additionally, his in-depth understanding of high-technology industries such as the semiconductor business, and experience in mergers, acquisitions, and capital markets provides the Company a competitive advantage in addressing supply chain issues and seeking new strategic business opportunities and acquisitions.

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Peter C. Wallace

Retired Chief Executive Officer and former Director

Gardner Denver

Age: 69

Director Since: 2016

Committees: Committee on Directors and Governance (Chair); Finance

Other Public Company Directorships:

Applied Industrial Technologies, Inc. (2005 – present)

Rogers Corporation (2010 – present)

Career Highlights:

Mr. Wallace served as Chief Executive Officer and a Director of Gardner Denver Inc. from June 2014 until his retirement as of January 1, 2016. Gardner Denver (now merged with Ingersoll Rand’s Industrial segment and renamed Ingersoll Rand Inc.) is an industrial manufacturer of compressors, blowers, pumps, and other fluid control products used in numerous global end markets. Prior to joining Gardner Denver, Mr. Wallace was President and Chief Executive Officer, and a Director, of Robbins & Myers, Inc., from 2004 until it was acquired in February 2013 by National Oilwell Varco, Inc. Robbins & Myers was a leading designer, manufacturer, and marketer of highly engineered, application-critical equipment and systems for energy, chemical, pharmaceutical, and industrial markets worldwide. Mr. Wallace is also non-executive Chairman of the Board of Applied Industrial Technologies, Inc., a leading provider of industrial products and fluid power components, and non-executive Chairman of the Board of Rogers Corporation, a leading provider of engineered materials and components for mission critical applications across various markets. Mr. Wallace also serves on the board of a private manufacturing firm engaged in packaging equipment and industrial markets and serves as a board member of a private equity backed firm engaged in transitional energy markets.

Reasons for Election to the Board of Curtiss-Wright:

Mr. Wallace has a wide and varied background as a senior executive, including having served as CEO of several leading companies in global industrial equipment manufacturing, serving a wide range of end markets, including aerospace, energy, and industrial. During his career, Mr. Wallace transformed businesses by developing clear strategies that included acquiring and merging companies, along with divestitures to free up resources that could be redeployed to create long-term shareholder value. He also led major organization changes, and in doing so recruited top talent and developed others in key areas, including strategic account planning, key account management, lean implementation, and facility rationalization, to improve profitability. Mr. Wallace has extensive experience in evaluating business opportunities and management teams as he has been engaged by several private equity firms to evaluate business plans. He has been a senior advisor to private equity firms, and has served as CEO of a private equity backed portfolio company. Mr. Wallace brings to the Board the perspective of someone familiar with all facets of worldwide business operations, including the experience of leading a NYSE-listed company. This broad and extensive experience in senior leadership roles, including his board experience in both public and private companies, and experience in mergers, acquisitions, and divestitures, provides the Company a competitive advantage in creating long-term shareholder value and seeking new strategic business opportunities and acquisitions.

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Lieutenant General (Ret.) Larry D. Wyche

Chief Executive Officer

Wyche Leadership and Federal Contracting Consulting

Age: 66

Director Since: 2023

Committees: Audit; Committee on Directors and Governance

Other Public Company Directorships:

None

Career Highlights:

Lt. Gen. Wyche serves as Chief Executive Officer of Wyche Leadership and Federal Contracting Consulting, a privately-owned consulting firm, since 2017. Prior to this, Lt. Gen. Wyche had a long, distinguished career in the U.S. Army serving at various times in increased senior leadership positions. From 2015 to 2017, he served as Deputy Commanding General, U.S. Army Materiel Command; from 2012 to 2014, he served as Commanding General, Combined Arms Support Command; from 2010 to 2012, he served as Deputy Chief of Staff for Operations, U.S. Army Materiel Command; from 2008 to 2010, he served as Commanding General, Joint Munitions Command; and from 2002 to 2008, he completed two tours at the Pentagon serving as Director for Supply Chain Strategy & Integration, and Chief of Supply Chain & Logistics Programs. He currently serves as a Director at Ready One Industries, a non-profit organization.

Reasons for Election to the Board of Curtiss-Wright:

Lt. Gen. Wyche has many years of broad leadership and operational experience while serving in the U.S. Army. He is familiar with the U.S. military supply chain, emerging technologies, cyber assurance, human capital management, financial management, operations, and strategic planning. This experience, coupled with an in-depth understanding of U.S. government acquisition, contracting and spending, especially defense and defense products, provides the Company a competitive advantage in addressing supply chain issues, cyber threats, and workforce matters, as well as seeking new strategic business opportunities and platforms for the Company’s defense industry products and services.

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Family Relationships

There are no family relationships between any of the Company’s Directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer.

Certain Legal Proceedings

None of the Company’s Directors, executive officers, or persons nominated or chosen by the Company to become a director has been, during the past ten years: (i) involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time; (ii) convicted of any criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction or Federal or State authority, permanently or temporarily enjoined, barred, suspended, or otherwise limited from involvement in any type of business, securities, futures, commodities, or banking activities; (iv) found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; (v) subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended, or vacated, related to an alleged violation of securities or commodities law or regulation; any law or regulation respecting financial institutions or insurance companies; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (vi) the subject of, or a party to, any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity of the Commodity Exchange Act or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Compensation of Directors

For information concerning compensation of our Directors, please see “Compensation of Directors” on page 75 of this Proxy Statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR ALL” OF THE COMPANY’S DIRECTOR

NOMINEES LISTED ABOVE (PROPOSAL 1).

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Corporate Governance Guidelines and Code of Conduct

The Board of Directors has adopted corporate governance guidelines that provide the framework for the governance of the Company and contains a code of conduct that applies to every Director. The corporate governance guidelines are available within the Corporate Governance section of the Company’s website at https://curtisswright.com/investor-relations/governance/governance-documents or by sending a request in writing to the Corporate Secretary, Curtiss-Wright Corporation, 130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036.

The corporate governance guidelines address, among other things, standards for Director independence, meetings of the Board, executive sessions of the Board, committees of the Board, the compensation of Directors, duties of Directors to the Company and its stockholders, and the Board’s role in management succession, and includes policies on, among other things, conflicts of interest, corporate opportunities, and insider trading. The Committee on Directors and Governance reviews these principles and other aspects of governance on a regular basis and is amended as the Board deems appropriate upon the recommendation of the Committee on Directors and Governance for updates in response to changing regulatory requirements and as business circumstances warrant.

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The Company also maintains a code of conduct that applies to every employee, including the Company’s Chair and Chief Executive Officer, Chief Financial Officer, and Corporate Controller. The Company’s code of conduct includes policies on, among other things, employment, conflicts of interest, financial reporting, the protection of confidential information, insider trading and hedging, and requires strict adherence to all laws and regulations applicable to the conduct of the Company’s business. The Company’s code of conduct is available within the Corporate Governance section of the Company’s website at https://curtisswright.com/investor-relations/governance/governance-documents or by sending a request in writing to the Corporate Secretary, Curtiss-Wright Corporation, 130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036. The Company reviews the code of conduct at least annually and it is amended as appropriate for updates to changing regulatory requirements and as business circumstances warrant.

The Company designed the corporate governance guidelines and the code of conduct to ensure that its business is conducted in a consistently legal and ethical manner. The Company will disclose any waivers or amendments of the codes of conduct pertaining to Directors or the Company’s Chief Executive Officer, Chief Financial Officer, and Corporate Controller on its website at www.curtisswright.com in accordance with applicable law and the requirements of the NYSE corporate governance standards. To date, no waivers have been requested or granted and no amendments have been made requiring disclosure.

To enhance understanding of and compliance with the Company’s code of conduct, the Company has undertaken several additional steps. Through a third-party provider, the Company maintains an online training program in multiple languages that is annually circulated to all Company employees to enhance the Company’s culture of ethical business practices. In addition, although all employees are encouraged to personally report any ethical concerns without fear of retaliation, the Company, through a third-party provider, maintains the Company’s Hotline (the “Hotline”) to allow employees to report concerns they are uncomfortable discussing directly with managers or human resources personnel. The Hotline is a global, multi-lingual, toll-free telephone and web-based system through which employees may report concerns confidentially and anonymously and is available 24 hours a day, seven days a week. The Hotline also serves as the vehicle through which employees may communicate with the Audit Committee confidentially and anonymously regarding any accounting, internal controls, or auditing concerns.

The Company continually assesses its ethics program, including training opportunities, and modifies as appropriate. The Company’s managers and supervisors play an important role in reinforcing the Company’s policies and commitment to ethics by setting the example of ethical conduct and providing employees with continuous training, education and resources that support the policies.

Meetings of the Board

The Board has regularly scheduled meetings each year, and also hold special meetings and act by written consent from time to time as necessary. In addition, management and the Directors communicate informally on a variety of topics, including suggestions for Board or committee agenda items, recent developments, and other matters of interest to the Directors. Each Director has full access to management.

A meeting of the Company’s non-employee Directors in executive session without any employee Directors or members of management present is scheduled at every regularly scheduled Board and Committee meeting. During 2023, the non-employee Directors met at least five times in executive session. The Committees of the Board may also meet in executive session at the end of each Committee meeting. In February 2024, Robert J. Rivet was appointed by the Board to serve as Lead Independent Director effective May 2024 for a term of one year or until his successor is appointed. The Lead Independent Director reviews the agenda items from the meeting with all non-employee Directors and leads discussions with the independent Board members and coordinates follow up discussions with management. For a further discussion on the position of Lead Independent Director, please read the section titled “Board Leadership Structure” beginning on page 29 of this Proxy Statement.

Directors are expected to attend all meetings of the Board and each committee on which they serve. In 2023, the Board held seven meetings and committees of the Board held a total of 17

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meetings. During 2023, no Director attended less than 75% of the aggregate number of meetings of the Board of Directors and of the committee or committees on which he or she served, during the period that he or she served.

The Company does not have a formal policy with respect to Director attendance at the annual meeting of stockholders. Directors are encouraged to attend the annual meeting of stockholders, although such attendance is not mandatory. Lynn M. Bamford, the Company’s Chair and Chief Executive Officer, attended the Company’s 2023 annual meeting of stockholders. Ms. Bamford will attend the Company’s 2024 annual meeting of stockholders where she will be available for questions.

Communication with the Board

The Company believes communications between the Board and the Company’s stockholders, employees, and other interested parties is an important part of the corporate governance process. Stockholders, employees, and other interested parties wishing to contact the Board directly may initiate in writing any communication with: (i) the Board, (ii) any committee of the Board, (iii) the non-employee Directors as a group, or (iv) any individual non-employee Director by sending the communication to Lead Independent Director, c/o Curtiss-Wright Corporation, 130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036. The name of any specific intended Board recipient should be noted in the communication. Prior to forwarding any correspondence, the Lead Independent Director will review such correspondence. Any communications received by the Lead Independent Director regarding concerns relating to accounting, internal controls or auditing matters will promptly be brought to the attention of the Audit Committee and will be handled in accordance with the procedures established by the Audit Committee to address these matters. However, the Lead Independent Director, in his or her discretion, will not forward certain items if they are deemed inappropriate for submission, including, without limitation, solicitations, commercial advertisements, communications that do not relate directly or indirectly to the Company’s business or that relate to improper or irrelevant topics, or are sent in bad faith. Directors may at any time review a log of all correspondence received by the Company that is addressed to any director and request copies of any such correspondence.

Director Independence

The corporate governance guidelines provide independence standards generally consistent with the New York Stock Exchange listing standards. These standards specify the criteria by which the independence of the Company’s Directors will be determined and require the Board annually to determine affirmatively that each independent Director has no material relationship with the Company other than as a Director. The Board has adopted the standards set out in the corporate governance guidelines, which are posted within the Corporate Governance section of the Company’s website at https://curtisswright.com/investor-relations/governance/governance-documents, for its evaluation of the materiality of any Director relationship with the Company. To assist in the Board’s determination, each Director completed a questionnaire designed to identify any relationship that could affect the Director’s independence. Based on the responses received from the Directors to the questionnaires and the standards described above, the Board has determined that the following nominees for Directors are “independent” as required by the New York Stock Exchange listing standards and the Board’s corporate governance guidelines: Dean M. Flatt, Bruce D. Hoechner, Glenda J. Minor, Anthony J. Moraco, William F. Moran, Robert J. Rivet, Peter C. Wallace, and Larry D. Wyche. Ms. Bamford does not meet the corporate governance guidelines independence test and NYSE independence listing standards due to her current position as Chair and Chief Executive Officer of the Company. In making the determination that Messrs. Flatt and Wallace are “independent”, the Board considered the fact that these Directors are presently a director of certain entities from which the Company at various times has purchased goods and/or services. The Board determined that this relationship as a director is not material and, thus, did not affect their independence, because each of them do not participate in the day-to-day management of those entities, and do not receive any remuneration as a result of the goods and/or services being sold. Moreover, the transactions involved payments that are individually and in the aggregate immaterial to the revenues of each entity and the expenses of the Company.

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There were no other transactions, relationships, or arrangements not otherwise disclosed that were considered by the Board of Directors in determining whether any of the Directors are independent.

All members of the Audit Committee, the Executive Compensation Committee, the Finance Committee, and the Committee on Directors and Governance are independent Directors as defined in the New York Stock Exchange listing standards and in the standards in the Company’s corporate governance guidelines. In addition, each member of the Audit Committee meets the independence requirements under Rule 10A-3 under the Securities Exchange Act of 1934. Furthermore, all members of the Executive Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934.

Board Committees

The Board of Directors has an Audit Committee, an Executive Compensation Committee, a Committee on Directors and Governance, and a Finance Committee. The Board may establish other special or standing committees from time to time. The Board has adopted a written charter for each of these four standing committees that satisfies the applicable standards of the New York Stock Exchange and the SEC. Each committee reviews its charter at least annually, and as regulatory developments and business circumstances warrant. Each of the committees considers revisions to its respective charter from time to time to reflect evolving best practices. The full text of each charter is available within the Corporate Governance section of the Company’s website at https://curtisswright.com/investor-relations/governance/governance-documents or by sending a request in writing to the Corporate Secretary, Curtiss-Wright Corporation, 130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036. The current membership of each committee is as follows:

Director	Audit Committee		Executive Compensation Committee		Committee on Directors and Governance		Finance Committee
Dean M. Flatt			X				X	(1)
S. Marce Fuller	X		X	(1)
Bruce D. Hoechner					X		X
Glenda J. Minor	X				X
Anthony J. Moraco			X				X
William F. Moran			X				X
Robert J. Rivet	X	(1)	X
Peter C. Wallace					X	(1)	X
Larry D. Wyche	X				X

(1)	Denotes Chairperson

Audit Committee. The Audit Committee consisted of four non-employee directors. The Audit Committee met six times during 2023. In accordance with New York Stock Exchange requirements, the Board in its business judgment has determined that each member of the Audit Committee is financially literate, knowledgeable, and qualified to review financial statements. The Board has also determined that at least two members of the Audit Committee, Robert J. Rivet and Glenda J. Minor, are an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee’s primary responsibilities include assisting the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and the financial reporting process; the systems of internal accounting and financial controls; the qualifications and performance of the Company’s internal audit function and internal auditors; the annual independent audit of the Company’s financial statements; the appointment and retention (subject to stockholder ratification), compensation, performance, qualifications, and independence of the Company’s independent registered public accounting firm; enterprise risk assessment and management; review of the Company’s cybersecurity, information security, data protection and technology programs; the Company’s compliance with legal and regulatory requirements (including environmental matters) and the adequacy and performance of its ethics program; and the Company’s compliance with its financial policies.

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Executive Compensation Committee. The Executive Compensation Committee consisted of five non-employee directors. The Executive Compensation Committee met five times during 2023.

The Executive Compensation Committee’s primary responsibilities includes determining the total compensation, including base salary and short- and long-term incentive compensation and all benefits and perquisites, of the Chief Executive Officer and all Named Executive Officers. The Executive Compensation Committee also oversees the administration of the Company’s executive compensation programs, and further reviews and evaluates compensation arrangements to assess whether they could encourage undue risk taking. In addition, the Executive Compensation Committee oversees the Company’s policies on the recoupment of incentive compensation in the event of certain accounting restatements. Furthermore, the Executive Compensation Committee oversees the development, implementation and effectiveness of the Company’s strategies and policies related to human capital development. In fulfilling its responsibilities, the Executive Compensation Committee may retain a consultant and during 2023, the Executive Compensation Committee used the services of Frederic W. Cook & Co., Inc., an independent compensation consultant, to assist and guide the Executive Compensation Committee. For a discussion concerning the process and procedures for the consideration and determination of executive compensation and the role of executive officers and compensation consultants in determining or recommending the amount or form of compensation, see “Compensation Discussion and Analysis” beginning on page 40 of this Proxy Statement.

Committee on Directors and Governance. The Committee on Directors and Governance consisted of four non-employee directors. The Committee on Directors and Governance met three times during 2023. The Committee on Directors and Governance primary responsibilities include developing policy on the size and composition of the Board, oversight responsibility of the Company’s Environmental, Social, and Governance (ESG) program generally (including the Company’s response to climate change and sustainability, employee safety, and human capital such as diversity, equity and inclusion), criteria for Director nominations, procedures for the nomination process, procedures for the Board and Committee self-assessment process, and review of compensation paid to non-employee Directors. In addition, the Committee on Directors and Governance will also oversee any public emissions and climate-related disclosures that may be disclosed by the Company, including the establishment and periodic review of internal controls and procedures related to such disclosures to ensure the integrity of disclosed quantitative data. Furthermore, the committee also identifies and recommends candidates for election to the Board. Moreover, the committee regularly reviews the Company’s corporate governance guidelines and Committee charters and provides oversight of the corporate governance affairs of the Board and the Company consistent with the long-term best interests of the Company and its stockholders.

Finance Committee. The Finance Committee consisted of five non-employee directors. The Finance Committee met three times during 2023. The Finance Committee’s primary responsibilities includes advising the Board regarding the capital structure of the Company, balanced capital allocation policy, the Company’s dividend and stock repurchase policies, the Company’s currency risk and hedging programs, and the investment managers and policies relating to the Company’s defined benefit plans.

Board and Board Committees Self-Evaluation Process

The Board recognizes that a thorough, constructive self-evaluation process enhances its effectiveness and is an essential element of good corporate governance. Accordingly, the Committee on Directors and Governance oversees an annual self-evaluation process to ensure that the full Board and each of its committees conducts a thorough self-assessment of its performance and solicits feedback for improvement. In addition, the Board and its committees meet regularly in executive session throughout the year to consider areas that may warrant additional focus and attention. The Committee on Directors and Governance reviews and reassesses the format and effectiveness of the evaluation process each year and makes changes when considered necessary or appropriate.

During 2023, the evaluations were conducted using a detailed on-line survey designed to offer a thoughtful and substantive reflection on the Board and committees’ performance. The survey considers various topics related to Board and committee composition, structure, effectiveness, performance, and

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responsibilities, as well as the overall mix of director skills, experience, backgrounds, and diversity. The results of the survey were aggregated, summarized by the General Counsel, and presented to the Board and each committee for discussion in executive session. In addition to providing an opportunity for directors to discuss a wide range of governance-related topics, the evaluation process is used by the Board and each committee to identify opportunities for improvement, make changes to the committee charters, processes, and policies, and is linked to the Board’s succession planning activities.

In response to feedback solicited from the Board and committees over the past several years, the Company continues to:

•	Streamline meeting materials to better highlight important information, while maintaining completeness

•	Allow sufficient time during Board and committee meetings for discussion, debate, in-depth reviews, and executive sessions

•	Enhance discussion about areas of emerging risk at Board and Audit Committee meetings, including deep dives on key topics at Board risk oversight sessions

•	Provide educational opportunities during regularly scheduled meetings and through third-party programs

•	Focus on particular skills, background, attributes, and diversity of Board candidates

The Board of Directors believes that through its annual self-evaluation, the Board of Directors will continue to evolve to meet the Company’s long-term strategic needs and the interests of the Company’s stockholders.

Board Leadership Structure

The Company is focused on strong corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Company’s commitment to independent oversight is demonstrated by the independence of all directors, except for our Chair and Chief Executive Officer. In addition, as discussed above, all of the members of the Board’s Audit Committee, Finance Committee, Executive Compensation Committee, and Committee on Directors and Governance are independent.

The Board does not have a formal policy regarding the separation of the roles of the Chair of the Board and the Chief Executive Officer. The Board believes that every company is unique, and therefore, the appropriate board leadership structure will depend upon a company’s unique circumstances and needs at a particular time. The Board believes it is in the best interest of the Company and its stockholders for Ms. Bamford to serve as Board Chair and Chief Executive Officer, and Ms. Bamford is well suited to fill that role given her experience and knowledge of the Company’s business and industries. The Board believes Ms. Bamford’s ability to serve as both Chair and Chief Executive Officer will provide the Company with strong unified leadership. However, consistent with good corporate governance principles, the Committee on Directors and Governance will continue to review periodically this issue to determine whether, based on the relevant facts and circumstances at such future times, separation of the offices of Chair of the Board and Chief Executive Officer would better serve the interests of the Company and its stockholders.

The Board does not believe its independence is compromised by having a single person serve as Chair and Chief Executive Officer. The functions of the Board are carried out by the full Board, and when delegated, by the Board committees. Currently, all the Company’s Directors (other than Ms. Bamford) and each member of our four Committees meet the independence requirements of the NYSE and our Corporate Governance Guidelines’ categorical standards for determining Director independence. Additionally, the members of the Audit Committee also satisfy SEC regulatory independence requirements for audit committee members. Furthermore, the members of the Executive Compensation Committee also qualify as ‘non-employee directors” under SEC rules. Each Director is a full and equal participant in the major strategic and policy decisions of the Company and the Chair has no greater or lesser vote on matters considered by the Board. Our non-management Directors meet in

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executive session without management (including the Chair and Chief Executive Officer) on a regularly scheduled basis, with the Lead Independent Director presiding in such sessions. During executive sessions, the Directors may consider such matters as they deem appropriate. Following each executive session, the results of the deliberations and any recommendations are communicated to the full Board of Directors.

Because Ms. Bamford serves as both Chair and Chief Executive Officer, the Board appoints an independent director to serve as Lead Independent Director. As Chair, Ms. Bamford fulfills her responsibilities in chairing the Board through close interaction with the Lead Independent Director. The Board has structured the role of its Lead Independent Director to strike an appropriate balance between well-focused and independent leadership on the Board. The Lead Independent Director serves as the focal point for independent Directors regarding resolving conflicts with the Chief Executive Officer, or other independent Directors, and coordinating feedback to the Chief Executive Officer on behalf of independent Directors regarding business issues and Board management. The Lead Independent Director and Chair are expected to foster a cohesive Board that supports and cooperates with the Chief Executive Officer’s ultimate goal of creating stockholder value. In this regard, the Lead Independent Director’s responsibilities include, among other duties:

•	Convening and presiding over executive sessions attended only by non-employee Directors;

•	Communicating to the Chief Executive Officer the substance of discussions held during those sessions to the extent requested by the participants;

•	Serving as a liaison between the Chair and the Board’s independent Directors on sensitive issues;

•	Consulting with the Chair on meeting schedules and agendas, including the format and adequacy of information the independent Directors receive and the effectiveness of the meeting process;

•	Overseeing the Board’s self-evaluation process; and

•	Presiding at meetings of the Board in the event of the Chair’s unavailability.

The Board believes this governance structure and these practices ensure that strong and independent directors will continue to effectively oversee the Company’s management and key issues related to long-term business plans, long-range strategic issues, risks, and integrity.

Board Role in Risk Oversight

General

The Board of Directors is charged with oversight of the Company’s risk management policies and practices with the objective of ensuring appropriate risk management systems are employed throughout the Company to help ensure a successful business at the Company. While all members of the Company’s senior leadership team are responsible for the assessment and day-to-day management of risk, the Board of Directors is responsible for assessing the Company’s major risks and ensuring that appropriate risk management and control procedures are in place.

The Company relies on a comprehensive enterprise risk management program designed to work across the entire organization to identify, assess, monitor, and manage the Company’s strategic, operational, financial reporting, legal and compliance, cybersecurity, information security, data protection and technology risks. The Company’s enterprise risk management program is designed to enable the Board to establish a mutual understanding with management of the effectiveness of the Company’s risk management practices and capabilities, to review the Company’s risk exposure, and to elevate certain key risks for discussion at the Board level. While the Board has the ultimate oversight responsibility for risk management processes, various committees of the Board composed entirely of independent directors, also have responsibility for certain aspects of risk management. The Board and its committees are kept informed by various reports on risk identification and mitigation provided to them on a regular basis, including reports made at the Board and Committee meetings by management and the Company’s independent auditors. The Board and its committees have direct and independent access to management. By fostering increased communication, the Company’s believes

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the current Board leadership structure and the Board’s risk oversight practices lead to the identification and implementation of effective risk management strategies.

Key Board Committee Oversight Responsibilities

Audit Committee: The Audit Committee of the Board, acting pursuant to its written charter, serves as the principal agent of the Board in fulfilling the Board’s oversight of risk assessment and management, including with respect to major strategic; operational; financial reporting; legal and compliance; cybersecurity, information security, data protection and technology risks. The Company’s Vice President, Risk and Compliance (“VP of Risk”), who reports to the Audit Committee, facilitates the enterprise risk management program discussed above, and helps ensure that risk management is integrated into the Company’s strategic and operating planning process. The Company’s VP of Risk regularly updates the Audit Committee on the Company’s risk management program throughout the year through discussions of individual risk areas, as well as an annual summary of the enterprise risk management process. The Audit Committee reviews with management the risks presented and the steps management has taken to monitor, mitigate, and control such risks. In addition, periodically, but not less than annually, the Audit Committee receives a report from the Company’s General Counsel and the Company’s Chief Ethics Officer relating to, (i) the implementation and effectiveness of the Company’s legal and ethical compliance program and adherence to the Company’s Code of Conduct and (ii) all significant compliance investigations undertaken in the past year. Furthermore, the Company’s General Counsel oversees risks related to, among other areas, global trade compliance, labor and employment, and disputes and litigation, and provides periodic reports to the Audit Committee on these topics. Moreover, the Audit Committee also regularly meets in executive session without management present with the Company’s Director of Internal Audit and the Company’s independent registered public accounting firm to discuss areas of concern. In many instances, the discussion of these risks is integrated within the topics on the Board and committee agendas.

The Company’s Chief Information Officer (“CIO”) leads the Company’s cybersecurity risk assessment and risk management program. The CIO, with over 25 years of experience leading cybersecurity oversight, brings a wealth of expertise and in-depth knowledge instrumental in developing and executing the Company’s cybersecurity program. The Company’s cybersecurity program is fully integrated into the Company’s overall enterprise risk management program. The Company’s VP of Risk works closely with the CIO and his information technology security team to continuously evaluate and address cybersecurity risks in alignment with the Company’s business objectives and operational needs. This integration ensures that cybersecurity considerations are an integral part of the Company’s decision-making processes at every level.

The CIO continually assesses industry best practices, frameworks, and standards, and leverages them to advance the Company’s cybersecurity program. This ongoing knowledge acquisition is crucial for the effective prevention, detection, mitigation, and remediation of cybersecurity incidents. The Company’s cybersecurity risk management program includes the deployment of tools and activities designed to prevent, detect, and analyze current and emerging cybersecurity threats, and plans and strategies to address threats and incidents. Program highlights include:

•	Employing a multi-layer strategy of defense designed to ensure the safety, security, and responsible use of information and data.

•	Monitoring of all IT assets, resources, and data 24-hours per day, 7-days per week, 365-days per year by security operations center (SOC).

•	Performing annual testing of the Company’s incident response plan and cybersecurity posture by a third party.

•	Incorporating external expertise to manage the SOC, perform penetration tests, cyber-attack simulation exercises, and log management to review anomalies indicating a possible breach.

•	Maintaining a business continuity program and cyber insurance.

•	Performing periodic employee simulated phishing campaigns.

•	Conducting annual cybersecurity and insider threat training for all employees.
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The CIO plays a pivotal role in informing the Audit Committee, as well as our Chief Executive Officer and other members of the Company’s senior management team, including the Chief Financial Officer, Chief Operating Officer, and General Counsel, on cybersecurity risks. The CIO provides comprehensive briefings to the Audit Committee on a periodic basis, which the Chief Executive Officer and other members of the senior management team attend. This report includes discussions of rapidly evolving cybersecurity threats, cybersecurity incidents, cybersecurity technologies and solutions deployed, major cybersecurity risk areas, and policies and procedures to address those risks and cybersecurity incidents. The report also includes third-party assessments of the Company’s cybersecurity program, which are conducted regularly. The CIO also informs the Chief Executive Officer and other members of the senior management team on a more informal basis of all aspects related to cybersecurity risks and incidents. This ensures that the highest levels of management are kept abreast of the cybersecurity posture and potential risks facing the Company. Any significant cybersecurity matters, and strategic risk management decisions related thereto, are escalated to the Board of Directors, ensuring that they have comprehensive oversight and can provide guidance on significant cybersecurity issues.

Executive Compensation Committee: The Executive Compensation Committee considers risks in connection with its design of compensation programs and equity compensation plans for the Company’s employees, including the executive officers, while incorporating features that mitigate risk without diminishing the incentive nature of the compensation. The conclusions of this assessment are set forth in the Compensation Discussion and Analysis under the heading “Risk Consideration in the Overall Compensation Program for 2023” on page 59 of this Proxy Statement.

Finance Committee: The Finance Committee is responsible for assessing risks related to financing matters such as pension plans, capital structure, capital allocation, currency risk and hedging programs, and equity and debt issuances, as well as to insurance-related risk management programs.

Committee on Directors and Governance: The Committee on Directors and Governance oversees risk related to the Company’s overall governance, including Board and committee composition, Board size and structure, director recruitment, director independence, director compensation, ethical and business conduct, and the Company’s corporate environmental, social and governance (ESG) profiles and ratings, including reviewing the adequacy of the Company’s strategy, policies, practices, programs, procedures, initiatives and training as they relate to the environment (including climate change and sustainability), and health and safety. The Committee on Directors and Governance receives periodic briefings on the Company’s ESG efforts and enterprise-level EHS Management System to identify and understand specific risks within the ESG and EHS realms so the Board can stay abreast of both emerging and material ESG and EHS risks that could have a material impact on the Company.

Each Chair of a Board committee delivers a report to the Board, no later than the next scheduled board meeting, regarding matters considered at committee meetings that have taken place since the previous board meeting, including any risks associated with the Company’s operations.

Effectiveness of the Company’s Risk Oversight Approach

The Company believes the division of risk management responsibilities among the Board, its committees and senior management is the most effective approach for addressing the risks the Company faces. The Board leadership structure supports effective risk oversight by combining Board committees and majority independent Board composition with an experienced Chair and Chief Executive Officer who has detailed knowledge of the Company’s business, history, and the complex challenges it faces. The Chair and Chief Executive Officer’s in-depth understanding of these matters and involvement in the day-to-day management of the Company positions her to promptly identify and raise key risks to the Board and focus the Board’s attention on areas of concern. The independent committee chairs and other Directors also are experienced professionals or executives who serve on the various committees involved in assisting with risk oversight and can and do raise issues for Board consideration and review and are not hesitant to challenge management. The Board believes there is a well-functioning and effective balance between the non-management Directors and the Chair and Chief Executive Officer that enhances risk oversight.

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Board Oversight of ESG

The Company believes strong governance and oversight of ESG issues is critical, particularly with respect to the issues that impact the Company’s stakeholders–customers, stockholders, employees, suppliers, and the environment. These ESG elements contribute both to the long-term success of the Company’s business and to the positive impacts the Company can make in society. The Board works closely with the senior management team to oversee ESG at the Company, both directly and through its standing committees dedicated to areas of the program associated with their respective areas of responsibility. Committee oversight responsibilities include:

•	The Committee on Directors and Governance, by delegation of the Board, provides primary oversight over the Company’s ESG program generally, including any disclosure related to public emissions and climate-related data, targets, and goals;

•	The Audit Committee oversees the adequacy and performance of the Company’s ethics program, the Company’s cybersecurity and risk management programs, including the establishment and periodic review of any related internal controls and procedures; and

•	The Executive Compensation Committee oversees the development, implementation and effectiveness of the Company’s strategies and policies related to human capital management.

The health and safety of the Company’s employees is a top priority for the Board, and the Board exercises direct and active oversight over the Company’s health and safety initiatives. The Committee on Directors and Governance and the Board receive regular reports from senior management, including the Company’s Sr. Director of EH&S, who reports to the Company’s Vice President, General Counsel, and Corporate Secretary. The Company has implemented procedures and precautions to ensure the continued safety and well-being of employees. The Company is always looking for ways to improve on compliance standards by utilizing continuous improvement discipline to proactively eliminate risks in the workplace.

Board Role in Strategic Oversight

The Board takes an active role in overseeing senior management’s formulation and implementation of its strategic plan. It receives a comprehensive overview of management’s strategic plan for all the Company’s businesses at least annually, receives regular updates from consultants and other experts on the global capital markets and industrial environment, and receives periodic updates from individual businesses at other regularly scheduled Board meetings throughout the year. The Board provides insight and feedback to senior management, and, if necessary, challenges management on the Company’s strategic direction. The Board also monitors and evaluates, with the assistance of the Chief Executive Officer, the Company’s strategic results, and approves all material capital allocation decisions.

The Board and management are committed to optimizing the allocation of capital resources for future growth. Management regularly evaluates the Company’s portfolio of businesses and potential corporate development opportunities with the input and collaboration of the Board. The Board regularly reviews and assesses the value proposition and risks of any proposed acquisition, as well as whether our existing business segments should be expanded, curtailed, disposed of, or diversified. In addition, the Board’s Finance Committee provides oversight and focuses on the Company’s capital structure, including organic and inorganic investment options aligned with the Company’s strategies, share repurchases, dividends, and capital expenditures. Accordingly, acquisitions and divestitures are part of the Company’s ongoing strategy assessment and execution to maximize long-term stockholder value.

Succession Planning

The Board of Directors recognizes that one of its most important responsibilities is to ensure excellence and continuity in the Company’s senior leadership by overseeing the development of executive talent and planning for the effective succession of the Company’s Chief Executive Officer and the other senior members of the Company’s senior leadership team. This responsibility is reflected in the Company’s Corporate Governance Guidelines, which provide for an annual review of CEO succession planning and management development. The Board oversees the succession planning

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process by reviewing and evaluating candidates for successor to the Chief Executive Officer and to assure that senior management has established and maintains a succession planning process for senior executive positions other than the Chief Executive Officer. As part of the succession planning process, the Chief Executive Officer, working with the Board, also reviews and maintains an emergency succession plan for the position of Chief Executive Officer.

In furtherance of the foregoing, the Company’s Chief Executive Officer provides a biennial succession planning report to the Board of Directors, which summarizes the overall composition of the Company’s senior leadership team, including their professional qualifications, tenure, and work experience. The report also identifies internal members of the senior leadership team who are viewed as potential successors to the Chief Executive Officer. Succession planning is also regularly discussed in executive sessions of the Board of Directors. The Company’s directors become familiar with internal potential successors for key leadership positions through various means, including a biennial succession planning report and Board of Directors and committee meetings, and less formal interactions throughout the course of the year.

Additionally, the Board of Directors, with support and recommendations from the Committee on Directors and Governance, oversees the succession of its members. To this end, at least once a year, in connection with the annual director nomination and re-nomination process, the Committee on Directors and Governance evaluates each director’s performance, relative strengths and weaknesses, and future plans, including any personal retirement objectives and the potential applicability of the Company’s mandatory retirement policy for directors (which is set forth in the Company’s Corporate Governance Guidelines). As part of that evaluation, the Committee on Directors and Governance also identifies areas of overall strength and weakness with respect to its composition and considers whether the Board of Directors as a whole possesses core competencies in the areas of accounting and finance, management experience with mergers and acquisitions, risk management, industry knowledge, knowledge of technology and cybersecurity, marketing, digital marketing and social media, international markets, strategic vision, compensation, and ESG, among others.

Director Onboarding and Education

All new Directors participate in the Company’s director onboarding program. The onboarding process includes in-person or virtual meetings with senior leaders to familiarize new directors with the Company’s strategic vision, values, and culture; operational and financial reporting structure; and legal, compliance, and governance framework. Our goal is to assist our new Directors in understanding the Company and developing the skills and knowledge that they need to serve the interests of the Company’s stockholders.

It is important for directors to stay current and informed on developments in corporate governance best practices to effectively discharge their duties, as well as be exposed to information regarding conditions in the end markets where the Company operates to increase the Directors understanding of the Company’s risks and opportunities. The Company provides its Directors updates from both internal and outside industry experts on corporate governance trends and developments as well as in the Company’s end markets and other issues of importance to the Company at regularly scheduled board and committee meetings. The Board also encourages all Directors to participate in continuing director education programs, either individually or together with other Committee members, to help them maintain and enhance their skills and knowledge in carrying out their ongoing responsibilities as directors of a public company. The Directors are reimbursed for their expenses for such programs.

Stockholder Nominations for Directors

The Committee on Directors and Governance will consider stockholder nominations for Director nominees. A stockholder desiring the committee to consider his or her Director nominations should deliver a written submission in accordance with the Company’s By-laws to the Committee on Directors and Governance in care of the Corporate Secretary, Curtiss-Wright Corporation, 130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036. Such submission must include:

(1)	the name and address of such stockholder,
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(2)	the name of such nominee,
(3)	the nominee’s written consent to serve if elected,
(4)	documentation demonstrating that the nominating stockholder is indeed a stockholder of the Company, including the number of shares of stock owned,
(5)	a representation (i) that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and whether he or she intends to appear in person or by proxy at the meeting, and (ii) whether the stockholder intends or is part of a group that intends to deliver a proxy statement to the Company’s stockholders respecting such nominee or otherwise solicit proxies respecting such nominee,
(6)	a description of any derivative instruments the stockholder owns for which the Company’s shares are the underlying security or any other direct or indirect opportunity the stockholder has to profit from any increase or decrease in the value of the Company’s stock,
(7)	a description of the extent to which the stockholder has entered into any transaction or series of transactions, including hedging, short selling, borrowing shares, or lending shares, with the effect or intent to mitigate loss to or manage or share risk or benefit of changes in the value or price of share of stock of the Company for, or to increase or decrease the voting power or economic interest of, such stockholder with respect to any shares of stock of the Company,
(8)	a description of any proxy, contract, arrangement, understanding, or relationship under which the stockholder has a right to vote any of the shares of stock of the Company or influence the voting over any such shares,
(9)	a description of any rights to dividends on the shares of stock of the Company the stockholder has that are separated or separable from the underlying shares of stock of the Company,
(10)	a description of any performance-related fees (other than asset-based fee) the stockholder is entitled to based on any increase or decrease in the value of the shares of stock of the Company or related derivative instruments,
(11)	to the extent known, the name and address of any other stockholder(s) supporting the nomination on the date of the stockholder’s submission of the nomination to the Committee on Directors and Governance,
(12)	any information relating to the nominee and his or her affiliates that would be required to be disclosed in a proxy solicitation for the election of Directors of the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, and
(13)	a description of all direct and indirect compensation, and other material monetary agreements, arrangements, and understandings during the past three years, and any other material relationships between such nominating stockholder or beneficial owner, if any, on the one hand, and the nominee and his or her respective affiliates or associates, or others acting in concert therewith, on the other hand.

In addition, such submission must be accompanied by a written questionnaire with respect to the background and qualification of the nominee and the background of any other person or entity on whose behalf the nomination is being made. Further, the nominee must also provide a written representation and agreement that such nominee (i) is not and will not become party to (x) any agreement, arrangement, or understanding as to how such prospective nominee will act or vote on any issue or question that has not been disclosed to the Company, or (y) any agreement, arrangement, or understanding as to how such prospective nominee will act or vote on any issue or question that could limit or interfere with such nominee’s ability to comply with such nominee’s fiduciary duties, (ii) is not and will not become party to any agreement, arrangement, or understanding with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director, that has not been disclosed to the Company, and (iii) in such person’s individual capacity and on behalf of any beneficial owner on whose behalf the nomination is being made, would be in compliance with all applicable corporate governance, conflict of interest, confidentiality, and stock

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ownership and trading policies and guidelines of the Company. The Committee may require additional information from the nominee to perform its evaluation.

Board Membership Criteria and Selection Process for Director Nominees

In addition to stockholder nominations for Directors, the Committee on Directors and Governance also considers candidates for Board membership as recommended by Directors or executive management. The Committee on Directors and Governance uses the same criteria to evaluate all candidates for Board membership, whether recommended by Directors, executive management, or stockholders. As it deems necessary, the Committee on Directors and Governance may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. The Committee on Directors and Governance seeks candidates with the highest professional and personal ethics and values and who will operate in accordance with the Company’s Code of Conduct and corporate governance guidelines. The Committee on Directors and Governance also assesses a candidate’s ability to make independent analytical inquiries, and willingness to devote adequate time to Board duties. Prospective candidates should be committed to representing the long-term interests of the Company’s stockholders. Moreover, a potential candidate must exhibit an inquisitive and objective perspective, an ability to think strategically, an ability to identify practical problems, and an ability to assess alternative courses of action that contribute to the long-term success of the business. Director nominees should possess at least the following experience, attributes, and characteristics:

Experience (in one or more of the following):

•	High level leadership experience;

•	Specialized expertise in the industries in which the Company competes;

•	Demonstrated business acumen or special technical skills or expertise (e.g., auditing, financial, law and aerospace/defense);

•	Breadth of knowledge about issues affecting the Company;

•	Ability and willingness to contribute special competencies to Board activities; and

•	Expertise and experience that is useful to the Company and complementary to the background and experience of other Board members, so that an optimal balance and diversity of Board members may be achieved and maintained.

Personal attributes and characteristics:

•	Personal integrity;

•	Loyalty to the Company and concern for its success and welfare, and willingness to apply sound independent business judgment;

•	Awareness of a director’s vital part in the Company’s good corporate citizenship and corporate image; and

•	Willingness to assume fiduciary responsibilities.

The Committee on Directors and Governance annually evaluates the performance of the Board, each of the committees, and each of the members of the Board. It also reviews the size of the Board and whether it would be beneficial to add additional members and/or any new skills or expertise, considering the overall operating efficiency of the Board and its committees. If the Board has a vacancy, or if the Committee determines that it would be beneficial to add an additional member, the Committee will consider the factors identified above and all other factors, which the Committee in its best judgment deems relevant at such time.

Once an individual has been identified by the Committee on Directors and Governance as a potential candidate, the Committee, as an initial matter, may collect and review publicly available information regarding the individual to assess whether the individual should be considered further. Generally, if the individual expresses a willingness to be considered and to serve on the Board, and the Committee believes that the individual has the potential to be a good candidate, the Committee would seek to gather information from or about the individual, review the individual’s accomplishments and qualifications in light of any other candidates that the Committee might be considering, and, as

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appropriate, conduct one or more interviews with the individual. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other individuals that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process does not vary based on whether a prospective candidate is recommended by a stockholder, although, as stated above in the section titled “Stockholder Nominations for Directors” on page 34 of this Proxy Statement, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Board Diversity

Although the Committee on Directors and Governance does not have a formal written policy regarding considering diversity in identifying nominees for directors, it does believe that maintaining a diverse membership with varying backgrounds, skills, expertise, and other differentiating characteristics promotes inclusiveness, enhances the Board’s deliberations, and enables the Board to better represent all the Company’s constituents. Consequently, in its assessment of each potential nominee, the Committee on Directors and Governance considers the skills and characteristics that the Board seeks in its members as well as consideration of the diversity of the Board as a whole. This review includes an assessment of, among other things, a candidate’s knowledge, education, experience, cultural background, including ethnicity, national origin, gender, sexual orientation, and age, and skills in areas critical to understanding the Company and its business, with a commitment to enhancing stockholder value. Diversity considerations for a director nominee may vary at any time according to the particular areas of expertise being sought as a complement to the existing Board composition. The Company believes its nominees for directors at this Annual Meeting appropriately reflect a diversity of experience and skills and of professional, gender, ethnic and personal backgrounds. The Board is committed to maintaining these different facets of diversity among its members.

Board Tenure

The Board strives to maintain an appropriate balance of tenure and refreshment among directors. The Board believes there are significant benefits from the valuable experience and familiarity with the Company and its people and processes that longer-tenured directors bring, as well as significant benefits from the fresh perspectives and ideas that new directors bring. The average tenure of our director nominees is 6 years. Under the Board’s corporate governance guidelines, Directors are expected to retire from the Board effective at the Annual Meeting after reaching the age of 75. We believe the Board strikes the right balance of longer serving and newer directors.

Stockholder Engagement

The Company approaches stockholder engagement as an integrated, year-round process involving senior management and the investor relations team. The Company welcomes the opportunity to openly engage with its stockholders regarding its performance and strategy, and to obtain insights and feedback on matters of mutual interest. The Board’s and senior management’s commitment to understanding the interests and perspectives of stockholders is a key component of the stockholder engagement strategy. The Board and senior management are committed to acting according to the best interests of the Company and its stockholders.

The Company engages with stockholders throughout the year to:

•	Provide visibility and transparency into the Company’s business, including senior management’s perspectives on the financial and operational performance, as well as key trends impacting its end markets and other industry developments;

•	Discuss and seek feedback on the Company’s communications and disclosures; issues that are important to stockholders; hear stockholder expectations for the Company; and share the Company’s views;

•	Discuss and seek feedback on the Company’s executive compensation and corporate governance policies and practices; and
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•	Convey feedback on critical conversations and issues back to senior management and the Board to enhance future disclosure and decision-making.

Throughout the year, the Company meets with research analysts and institutional investors to inform and share the Company’s perspective on its financial and operational performance through its participation in investor conferences, non-conference roadshows, investor days and other formal events where the Company conducts group and one-on-one meetings. The Company also engages with governance representatives of its major stockholders, through conference calls that occur during and outside of the proxy season.

During 2023, the Company conducted meetings and calls with its top 50 institutional investors representing approximately 40% of the Company’s outstanding stock, resulting in substantive engagements with investors holding a significant portion of the Company’s outstanding stock, in addition to conducting meetings with prospective stockholders. In addition, the Company conducted more than 120 meetings with institutional investors and prospects through industry conferences and non-conference events, and conducted well in excess of 100 separate conversations by phone. Among the many topics discussed during this ordinary course engagement were the Company’s business, long-term outlook, Pivot to Growth strategy, secular growth trends across key end markets, financial condition, governance, capital allocation preferences and other topics of interest to stockholders and prospective stockholders.

The comments, questions and suggestions offered by the Company’s investors were shared with, and discussed by, the full Board, and their perspectives will inform the Board’s decision-making in 2024 and beyond.

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

Audit Committee Report

Management is responsible for the financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent accountants are responsible for auditing those financial statements and the Company’s internal controls over financial reporting. The Audit Committee is responsible for monitoring and reviewing these processes. The Audit Committee does not have the duty or responsibility to conduct auditing or accounting reviews or procedures. None of the members of the Audit Committee may be employees of the Company. Additionally, the Audit Committee members may not represent themselves to be accountants or auditors for the Company, or to serve as accountants or auditors by profession or experts in the fields of accounting or auditing for the Company. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States of America and on the representations of the independent accountants included in their report on the Company’s financial statements.

The oversight performed by the Audit Committee does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the discussions that the Audit Committee has with management and the independent accountants do not assure that the financial statements are presented in accordance with generally accepted accounting principles, that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, or that our independent accountants are in fact “independent.”

As more fully described in its charter, the Audit Committee is responsible for, among other items, overseeing the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the qualifications and performance of the internal

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audit function and internal auditors, and the annual independent audit of the Company’s financial statements by the Company’s independent registered public accounting firm, Deloitte & Touche LLP. As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP the audited consolidated financial statements for fiscal year 2023, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, as well as the Company’s earnings releases and quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In addition, the Audit Committee reviewed with management, Deloitte & Touche LLP, and the Company’s Director of Internal Audit, the overall audit scope and plans, the results of internal and external audits, evaluations by management and Deloitte & Touche LLP of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also discussed and considered the independence of Deloitte & Touche LLP with representatives of Deloitte & Touche LLP, reviewing as necessary all relationships and services (including non-audit services) that might bear on the objectivity of Deloitte & Touche LLP, and received the written disclosures and the letter required under Rule 3526 of the PCAOB (Communications with Audit Committees Concerning Independence) from Deloitte & Touche LLP. Based on the forgoing, the Audit Committee concluded that Deloitte & Touche LLP is independent from the Company and its management. The Audit Committee schedules separate private sessions, during its regularly scheduled meetings, with Deloitte & Touche LLP and the Company’s Director of Internal Audit, at which candid discussions regarding financial management, accounting, auditing and internal control issues takes place. Deloitte & Touche LLP is also encouraged to discuss any other matters they desire with the Audit Committee, the Director of Internal Audit, and/or the full Board of Directors.

The opinions of Deloitte & Touche LLP are filed separately in the 2023 Annual Report on Form 10-K and should be read in conjunction with the reading of the financial statements.

Based upon the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements and footnotes be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Robert J. Rivet, Chairperson S. Marce Fuller Glenda J. Minor Larry D. Wyche
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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) details the Executive Compensation Committee’s (“Committee”) decisions regarding the compensation programs and practices as they relate to the Company’s Named Executive Officers (“NEOs”). The NEOs are identified below along with their offices held during fiscal year 2023:

●	Lynn M. Bamford, Chair and Chief Executive Officer

●	Kevin M. Rayment, Vice President and Chief Operating Officer

●	K. Christopher Farkas, Vice President and Chief Financial Officer

●	Paul J. Ferdenzi, Vice President, General Counsel, and Corporate Secretary

●	John C. Watts, Vice President - Strategy and Corporate Development

2023 Company Financial Performance

The Company strives to attain top quartile performance compared with its peer group (as later defined in this CD&A), by concentrating on:

●	Leveraging the critical mass and the powerful suite of capabilities it built;

●	Driving operational excellence to improve key financial metrics such as (a) short-term financial metrics, including (i) adjusted operating income, (ii) organic sales growth, and (iii) working capital as a percentage of sales, and (b) long-term financial metrics, including (iv) total sales growth, (v) adjusted earnings per share growth, and (vi) relative total shareholder return; and

●	Exercising operational and financial discipline to drive higher free cash flow.

The Company also maintains a disciplined and balanced capital allocation strategy–all part of the Company’s effort to improve competitiveness over the long term and generate stronger returns for stockholders.

Despite the challenges relating primarily to continuing supply chain delivery disruptions, workforce availability issues, and inflationary pressures, the Company performed very well in fiscal 2023, with strong increases in sales, operating income, earnings per share, and free cash flow. As a result, Company performance was at maximum relative to target against its financial performance metrics under the annual incentive compensation plan. As a result, bonus payments for the NEOs under the annual incentive program were well above target level pay. In addition, under the long-term incentive plan, the Company was at maximum relative to target against its financial performance metrics under the long-term incentive compensation plan over the past three-year performance period (2021-2023). As a result, cash-based performance units payouts for the 2021-2023 performance period were at maximum of target level pay and TSR was at the 87th percentile of the S&P MidCap 400. The Company believes these results demonstrate the strong pay-for-performance alignment under its annual and long-term incentive compensation plans.

In 2023, the Company’s three-year total shareholder return (TSR) ranked in the 87th percentile against the S&P MidCap 400. TSR is the change in our Common Stock share price plus dividends from the beginning of the measurement period to the end (three years, 1/1/2021 to 12/31/2023). The Company’s 2023 financial performance as measured under the Company’s executive compensation plans were as follows:

●	Adjusted organic sales growth of 10.7%.

●	Adjusted operating income of $494 million.

●	Working capital as a percentage of sales of 23.8%.

The Company’s financial performance includes adjustments referenced in the Company’s fourth quarter 2023 earnings release furnished to the SEC on February 15, 2024. The Company’s financial performance above excludes the performance of any acquisitions consummated during the performance period.

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The following charts illustrate how the Company compares against the S&P MidCap 400 measuring one and three-year indexed TSR as of December 31, 2023. Indexed TSR means the value at the end of the 1 and 3-year measurement periods of a hypothetical $100 invested at the beginning of the periods.

2023 Incentive Payouts

As discussed in the section titled “2023 Company Financial Performance” on page 40 of this CD&A, the Committee believes incentive awards earned by the NEOs for fiscal 2023 reflect the Company’s commitment to pay for performance.

●	2023 annual incentive awards were paid on average at 180% of target for the NEOs with incentives based on Company financial objectives (80%) and individual (20%) performance.

●	Cash-based performance units for the NEOs for the 2021-2023 performance period were paid at maximum or 200% of target, based on 3-year average total sales growth and 3-year average adjusted earnings-per-share growth.

●	Performance Share Units payout for the 2021-2023 performance period was at maximum or 200% of target, attributable to the Company’s relative TSR performance to the S&P MidCap 400.

Compensation Practices and Policies

The Committee frequently reviews the Company’s executive compensation program to ensure it supports the Company’s compensation philosophy and objectives and continues to drive corporate performance to achieve the Company’s strategic plan. The Committee continues to implement and maintain best practices for executive compensation. Listed below are some of the best practices the

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Company follows for all participants of the incentive plans and the practices that the Company does not include in its program:

What Curtiss-Wright Does	What Curtiss-Wright Does Not Do

●  Aligns pay and performance using measures of financial and operating performance including use of relative TSR

●  Ties NEO payouts to publicly released numbers to ensure transparency in incentive plan payouts.

● No NEO employment agreements ● Does not engage in executive compensation practices that encourage excessive risk
● Balances short-term and long-term incentives using multiple performance measures that focus on profitable top line growth	● No short sales, hedging, or pledging of Curtiss-Wright stock ● No reloading, re-pricing or backdating stock options
● Places maximum caps on incentive payouts consistent with market competitive practice	● No tax gross-ups on change-in-control benefits for executives
● Establishes rigorous stock ownerships guidelines for NEOs and Board members including a 50% mandatory hold on net shares until ownership guidelines are met for NEOs	● No dividends on unvested or unearned performance units/shares ● No excessive perquisites
● Maintains robust clawback policies on all incentive compensation, including the adoption of an incentive compensation clawback policy for Section 16 officers pursuant to Dodd-Frank in the event of certain accounting restatements	● No excessive severance and/or change-in-control provisions
● Uses an independent external compensation consultant to review and advise on executive compensation
● Uses double trigger Change-in-Control Agreements for equity vesting under the Corporation’s Long-Term Incentive Plan
● Provides incentive-based compensation opportunities throughout most of the organization

Consideration of Say on Pay Results

The Company provides its stockholders an annual advisory vote to approve its executive compensation program under Section 14A of the Exchange Act. At the 2023 Annual Meeting of stockholders, 92% of shares voted were in favor of the Company’s executive pay programs (commonly known as Say on Pay).

Stockholder input is important to the Committee. The Company regularly solicits input from its major stockholders on the Company’s executive compensation programs. The Company received overall positive feedback regarding the Company’s performance, core compensation structure, and elements of its executive compensation program.

The Committee evaluated these results, considered stockholder feedback received by the Company, and took into account many other factors in evaluating the Company’s executive compensation programs as discussed in this CD&A. The Committee also assessed the interaction of our compensation programs with our business objectives, input from its independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), and review of peer data, each of which is evaluated in the context of the Committee’s fiduciary duty to act as the directors determine to be in the

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best interests of the Company. While each of these factors bore on the Committee’s decisions regarding our NEOs’ compensation, the Committee did not make any material changes to our 2023 executive compensation program and policies as the Committee believes that the 2023 voting results as well as investor feedback indicate stockholders’ approval of the NEO’s compensation levels, objectives, program design, and rationale.

Overview of the 2023 Executive Compensation Program

Compensation Philosophy

The Company’s overall compensation philosophy for all participants and objectives will support and enable:

●	Curtiss-Wright’s vision of achieving top quartile performance compared to its peer group

●	Pay outcomes aligned company performance with shareholder interests by targeting NEO total direct compensation opportunities at market median, which provides the opportunity for above median pay for above median performance and below median pay for below median performance

●	Incentive Metrics and Targets dictated by the Company’s strategic goals that are:

-	Evaluated annually based on financial performance and outlook

-	Modified in terms of weighting and mix as Curtiss-Wright’s performance advances towards or enters the top quartile

-	Reviewed and assessed as business conditions change with exceptions possible when aligned with strategic purposes

●	Long-Term Incentives (LTI) including equity as a key component thereby aligning 70% of NEO’s LTI grant value with shareholder interests through 3-year performance-based vehicles

●	Compensation to be a tool for key employee retention and talent development

Compensation mix

To reinforce the Company’s pay for performance philosophy, over two-thirds of targeted total direct compensation for the CEO and greater than one-half for each NEO and all other participants of the incentive plans is contingent upon performance and, therefore, fluctuates with the Company’s financial results and/or share price. The Committee targets total direct compensation opportunities for the general participant group on average to the 50th percentile (median) of the Company’s relevant market and peer data with actual upside and downside pay tied to corresponding performance.

2023 Target Compensation Mix and “Pay at Risk”

Performance-based compensation includes, annual incentives, equity-based performance share units, and cash-based performance units, which account for approximately 65% of the CEO’s total target compensation and on average 56% of the total target compensation for the remaining NEOs.

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Chief Executive Officer	Other Named Executive Officers

The acronyms PSUs, PUPs, and RSUs in the above pie charts mean equity-based performance share units, cash-based performance units, and time-based restricted stock units, respectively, each of which is discussed in more detail later in this CDA.

Competitive market data and peer group data

The Committee analyzed competitive market data from two sources:

1. Peer group; and

2. Survey data

The Committee utilizes both peer group and aerospace and defense industry survey data when evaluating NEO compensation levels. The peer group data is representative of competitors with similar product lines, markets / industries and relative revenue size. Peer group incentive plan practices are a key measure for selecting the Company’s annual incentive plan and performance-based long-term incentive plan metrics. The Committee, with guidance from FW Cook and Management, reviewed but did not change the peer group used for competitive market assessments in late 2022, which informed 2023 pay decisions. The final 2023 peer group approved by the Committee consisted of the following 18 companies:

●	AAR Corp.	●	Kratos Defense & Security Solutions Inc.
●	Aerojet Rocketdyne	●	Maxar Technologies Inc.
●	Ametek, Inc.	●	Mercury Systems Inc.
●	Barnes Group Inc.	●	Moog Inc.
●	BWX Technologies, Inc.	●	Parsons Corporation
●	Crane Co.	●	Teledyne Technologies Inc.
●	Hexcel Corp.	●	TransDigm Group Inc.
●	Huntington Ingalls Industries Inc.	●	Triumph Group Inc.
●	ITT Inc.	●	Woodward Inc.
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While the Committee reviews both peer group data and nationally recognized survey data from third party sources, the Committee primarily relies on peer group data for the CEO and CFO, while placing more focus on nationally recognized executive survey data from third party sources for the other NEOs. The Committee believes that due to the smaller number of peer matches and more robust sample size of the surveys, the latter provides more robust and reliable compensation data for roles other than the CEO and CFO.

Roles in determining 2023 Executive Compensation

Summarized in the table below are roles and responsibilities for executive compensation:

Groups Involved	Roles and Responsibilities
Executive Compensation Committee

●  Determines the compensation levels for all participants including the executive officers annually

●  Oversees the administration of the Company’s incentive compensation programs and executive officer salaries.

●  Reviews competitiveness and business fit of overall incentive compensation plans, philosophy and policies

●  Oversees cost and design of the Company’s retirement plans and recommends changes to the full Board

●  Selects, oversees, and directs the activities of the external executive compensation consultant and ensures the independence of such consultant

●  Reviews and evaluates compensation plans and arrangements to assess whether they could encourage undue risk taking

●  Reviews and approves the personal and financial annual and long-term goals and objectives for the executive officers and the Company, evaluates the executive officers and the Company’s performance in light of those goals and objectives, and determines and approves all annual and long-term incentive compensation of the executive officers based on this evaluation

Board Members	● Oversee design and cost changes to the retirement plans
Independent Committee Consultant

●  Provides advice on officer and board of directors compensation matters

•  Provides information on competitive market trends in general executive compensation as it impacts officers

●  Provides proposals for officer compensation programs, program design, including measures, goal-setting, and pay and performance alignment and other topics as the Committee deems appropriate

●  Is directly accountable to the Committee, which has sole authority to engage, dismiss, and approve the terms of engagement of the compensation consultant

CEO

●  Evaluates performance of the executive officers other than her own

●  Makes recommendations to the Committee regarding base salary, annual incentive compensation targets, long-term cash incentive compensation targets, and long-term equity compensation for the executive officers other than herself as well as all other participants in the Company’s incentive plans

Other Executives: CFO, GC

●  Makes recommendations to the CEO and Committee regarding officer annual and long-term incentive plan design and performance metrics

●  Provides officer compensation analysis in collaboration with the Committee’s independent consultant

●  Provides information and recommendations regarding board of director pay with oversight by the Committee’s independent consultant and the Committee on Directors and Governance

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During 2023, FW Cook did not provide services to the Company other than services provided to the Committee as an independent advisor on executive and non-employee director compensation matters. The Committee assessed the independence of FW Cook in accordance with applicable rules of the New York Stock Exchange and the Securities and Exchange Commission regarding independence of advisors to compensation committees. As part of this assessment, the Committee reviewed, among others, the independence and conflict of interest policies of FW Cook as well as FW Cook’s relationship with the Company and the members of the Committee. Based on this review and assessment, it is the Committee and the Company’s belief that the services provided by FW Cook were independent and free from any conflict of interest.

2023 Compensation Components

The table below summarizes each of the Company’s 2023 compensation components and its role in the Company’s compensation program.

Compensation Component	Role in the Executive Compensation Program
Base Salary	● Provides fixed compensation based on responsibility level, position held, job duties performance, years of experience in the position, and market value
Annual Incentive Compensation	● Motivates and rewards achieving annual financial and operational business objectives that are linked to the Company’s overall short-term business strategy
Long-Term Incentive Program

●  Motivates participants to achieve longer-term financial goals that drive shareholder value through three components:

1. Performance-based restricted stock units (metric = relative TSR against the peer group – 40% weighted (provided to certain senior level executives)

2. Cash-based performance units (metrics = total sales growth and adjusted EPS growth) – 30% weighted (provided to all participants), and

3. Time-based restricted stock units (provided to all participants) – 30% weighted

●  Promotes stock ownership and aligns incentive awards with stockholder interests

●  Rewards achievement of longer-term (three year) business objectives that are linked to the Company’s overall longer-term business strategy and total return to stockholders; whereas the time-based restricted stock unit award encourages retention

Employee Stock Purchase Plan	● Allows substantially all full-time employees the ability to set aside money to purchase stock of the Company ● Promotes stock ownership and aligns employees with stockholder interests
Executive Deferred Compensation Plan	● Permits deferral of compensation in excess of 401(k) statutory limits for tax advantaged savings ● Provides officers and other executives with a savings opportunity comparable to other employees
Traditional Defined Benefit Pension Plan

●  Promotes the long-term retention and financial health of employees to remain competitive with industry peers

●  Provides a defined benefit taking into consideration years of service, age and compensation

Note: The Company’s traditional defined benefit pension plan is closed to new entrants. It will cease to provide accruals to existing participants at the end of 2028.
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Compensation Component	Role in the Executive Compensation Program
Restoration (Pension and Savings) Plans

●  Provides competitive retirement benefit

●  Promotes long-term retention of key executives by providing an increasing value tied directly to length of service

Note: The Company’s traditional pension plan is closed to new entrants. It will cease to provide accruals to existing participants at the end of 2028.

401(k) Plan

●  Provides all regular domestic employees (full-time and part-time) with the ability to set aside compensation on a pre-tax basis subject to IRS guidelines for investment in various investment vehicles under the plan

●  Provides added retirement benefit by way of a competitive matching contribution to those employees not participating in the Company’s traditional pension plan

Limited Executive Perquisites	● Provides a competitive level, business-related benefit to the Company and assists with key aspects of employment: health and financial wellness
Post-Employment Agreements	● Delivers temporary income following an NEO’s involuntary termination of employment. In the case of change-in-control, provides continuity of management.

2023 Compensation Decisions and the Basis for Decisions

Base Salary

Base salary is intended to compensate employees, including our NEOs, for performance of core job responsibilities and duties. Base salary drives other pay components in that it is used to determine target values for annual incentive compensation, long-term incentive compensation, retirement benefit calculations, severance protection, and change-in-control benefits.

The Committee determines and approves NEO salaries annually that reflect the value of the position measured by competitive market data, the NEOs’ individual performance, and the individual’s longer-term intrinsic value to the Company.

For 2023, the NEO’s base salaries were increased as shown in the table below:

NEO	2022 Base Salary	2023 Base Salary	% difference

Ms. Bamford	$930,000	$1,000,000	7.5%
Mr. Rayment	$600,000	$624,000	4.0%
Mr. Farkas	$550,000	$583,000	6.0%
Mr. Ferdenzi	$515,000	$533,000	3.5%
Mr. Watts	$370,000	$383,000	3.5%

Annual Incentive Compensation

For 2023, the NEOs participated in the Curtiss-Wright Incentive Compensation Plan, as amended (“ICP”), which is a broad-based management incentive plan that was last approved by the Company’s stockholders in May 2023.

The Company believes that an important portion of the overall cash compensation for all participants in the incentive programs should be contingent upon the successful achievement of certain annual corporate financial and individual goals and objectives that contribute to enhanced shareholder value over time. Accordingly, 80% of each participant’s annual incentive target is tied to financial performance, while the remaining 20% is tied to significant individual goals and objectives.

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Similar to the process described above to determine annual base salaries, the Committee annually establishes a target bonus opportunity for each NEO. For 2023, each NEO had the following target bonus opportunity:

NEO	2023 Target Bonus (% of Base Salary)
Ms. Bamford	120%
Mr. Rayment	80%
Mr. Farkas	80%
Mr. Ferdenzi	70%
Mr. Watts	50%

For the 2023 ICP, the Committee, in consultation with Management and FW Cook selected three financial measures and key individual performance-based objectives for all NEOs as summarized in the table below, which includes respective weightings and rationale for each measure:

Goal	Weighting	Rationale
Corporate Operating Income; “OI”(a)	30%

●  Requires management to increase profitability

●  Is easily understood, measurable, and reflects management’s performance

●  Is a key driver of Company business strategy

●  Is correlated with the Company’s TSR

Organic Sales Growth; “OSG”	20%	● Long-term driver of shareholder value ● Is easily understood, measurable, and reflects management performance ● Is a key driver of overall Company success and TSR
Working Capital; “WC”	30%

●  Requires management to reduce its working capital as a percentage of sales

●  Free cash flow enhances shareholder value by allowing Curtiss-Wright for example, to pursue acquisitions, pay dividends, and buy back stock

Individual Objectives	20%

●  Requires a portion of the annual incentive to be based on performance objectives for which each executive is directly responsible

●  Allows for differentiation of awards based on individual contributions

●  Supports leadership development and succession planning

(a)   Adjusted metric.

ICP Formula

Payout = (30% of Target x OI Performance Rating) + (20% of Target x OSG Rating) + (30% of Target x WC Rating)

+ (20% of Target x Individual Rating)

Any adjustments are reviewed by FW Cook, approved by the Committee, and audited by our internal audit staff. These adjustments ensure that Management makes decisions based on the best interests of the Company and stockholders. In 2023, the Committee made no adjustments to the financial performance results of the Company other than those that were reflected in the Company’s year-end financial press released furnished to the SEC on February 15, 2024.

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Goal Setting Process

Annual ICP financial performance goals are developed through a rigorous goal setting process to test the validity of the Company’s performance objectives. In reviewing and setting performance targets, the Committee considers the Company’s five-year strategic plan, annual budget, the Company’s compensation structure, historical and forecasted performance for the Company and its peer group, analyst estimates of prospective performance of the Company and its peer group, the Company’s cost of capital, and industry headwinds and significant uncertainty in the macro-economic environment, including supply chain disruptions, high inflation, and a tight labor market. Individual goals are developed independently between the respective NEO and the CEO. Individual’s goals of the CEO and each other NEO are then presented along with their rationale to the Committee for consideration and approval. All goals are tied to strategic business needs for the coming year and are pushed down through the organization to align all incentive pay participants with Company goals and objectives. The Committee believes that this approach provides consistency and continuity in the execution of the Company’s short-term goals as well as a strategic tie to the accomplishment of the Company’s long-term objectives.

The goals set by the Committee are designed to provide correlating pay for performance while targeting to the 50th percentile. For pay above the 50th percentile, there must be a corresponding level of performance.

2023 Annual Incentive Compensation (ICP) Payout

No incentive is paid if performance falls below threshold, and payouts are capped and may not exceed 200% of target. For 2023, the range of OI ($) performance was:

OI Range of Performance	Corporate
Threshold	$423,385
Target	$470,428
Maximum	$493,949

For 2023, the range of OSG (%) performance was:

OSG Range of Performance	Corporate
Threshold	2.0%
Target	5.0%
Maximum	6.0%

For 2023, the range of WC (% of Sales) performance was:

WC Range of Performance	Corporate
Threshold	28.5%
Target	25.9%
Maximum	24.6%

Individual objectives are generally measurable and weighted based on their relative importance to the goals of the business unit and the overall success of the Company. Individual objectives can be quantitative or more subjective as long as they support operational success and reflect management’s strategy. The Committee reviews each NEO’s individual performance. The CEO provides a rating between 1 (one) and 5 (five) for each of the NEOs’ objectives other than herself. A performance rating of 3 (three) equates to 100% of target achievement; a 5 (five) represents 200% of target, or maximum achievement; and a 2 (two) represents 50% of target, or threshold achievement. A participant does not receive an award under the individual component of the ICP for a rating of less than two. Each objective is multiplied by its weighting and then totaled for an overall rating. The overall rating is then multiplied against 20% of the NEO’s ICP target award to derive a payout.

Individual specific goals for NEOs in 2023 related to investor outreach, strategic sales growth (organic and inorganic), talent management and acquisition, contract risk management, implementing and benchmarking ESG, climate, and new executive compensation disclosure, and implementing financial management systems.

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In order to assess the NEOs’ individual performance, the Committee is generally provided with detailed supporting documentation. In awarding a rating to each NEO, the Committee analyzes this supporting justification, and takes into account the Company’s overall performance and the assessment of the Chief Executive Officer. The Committee considered the following achievements when determining the individual component payout of each NEO:

●	The Committee determined that Ms. Bamford achieved a score of 3.8 (140%) based on her successful efforts in (i) planning and executing a strategy to position the Company to increase sales growth (organic and inorganic), and (ii) establishing and maintaining effective lines of communications with stockholders and the investment community, including with respect to ESG;

●	The Committee determined that Mr. Rayment achieved a score of 3.2 (110%) based on his successful efforts in (i) planning and executing a strategy to increase organic sales growth, and (ii) developing and implementing strategies and procedures to attract, retain, and motivate key employees;

●	The Committee determined that Mr. Farkas achieved a score of 3.5 (125%) based on his successful efforts in (i) implementing a new financial management system to enhance efficient forecasting and reporting, and (ii) implementing and benchmarking ESG disclosure;

●	The Committee determined that Mr. Ferdenzi achieved a score of 3.9 (145%) based on his successful efforts in (i) evaluating and identifying a contract management system to assist in managing contractual risk, and (ii) implementing and benchmarking climate and new executive compensation disclosure; and

●	The Committee determined that Mr. Watts achieved a score of 4.0 (150%) based on his successful efforts in planning and executing strategies to increase organic and inorganic sales growth.

The following table details the 2023 ICP payout to each NEO based on actual financial results for the Company versus target and each NEO’s 2023 individual performance rating. Payouts are based on base salary rate for portions of the year due to any mid-year base salary increases as discussed above. With regard to the financial payout for the Company, the Company performed well above its financial targets, which resulted in the payouts in the table below.

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In no event may ICP awards for participants be increased on a discretionary basis; however, the Committee does have the discretion to decrease the amount of any award paid to any participant under the ICP. For 2023, the Committee did not exercise any downward discretion.

NEO	Target % of Base Salary	Goal	Weight	Actual Result	2023 ICP Payout as % of Target	2023 ICP Target ($)	2023 ICP Payout ($)

Ms. Bamford	120%	Individual Portion	20%	3.8	140%	$240,000	$336,000
		OI Portion	30%	$494M	199%	$360,000	$716,400
		OSG Portion	20%	10.7%	200%	$240,000	$480,000
		WC Portion	30%	23.8%	200%	$360,000	$720,000
		Total Payout					$2,252,400
Mr. Rayment	80%	Individual Portion	20%	3.2	110%	$99,840	$109,824
		OI Portion	30%	$494M	199%	$149,760	$298,022
		OSG Portion	20%	10.7%	200%	$99,840	$199,680
		WC Portion	30%	23.8%	200%	$149,760	$299,520
		Total Payout					$907,046
Mr. Farkas	80%	Individual Portion	20%	3.5	125%	$93,280	$116,600
		OI Portion	30%	$494M	199%	$139,920	$278,441
		OSG Portion	20%	10.7%	200%	$93,280	$186,560
		WC Portion	30%	23.8%	200%	$139,920	$279,840
		Total Payout					$861,441
Mr. Ferdenzi	70%	Individual Portion	20%	3.9	145%	$74,620	$108,199
		OI Portion	30%	$494M	199%	$111,930	$222,741
		OSG Portion	20%	10.7%	200%	$74,620	$149,240
		WC Portion	30%	23.8%	200%	$111,930	$223,860
		Total Payout					$704,040
Mr. Watts	50%	Individual Portion	20%	4.0	150%	$38,300	$57,450
		OI Portion	30%	$494M	199%	$57,450	$114,326
		OSG Portion	20%	10.7%	200%	$38,300	$76,600
		WC Portion	30%	23.8%	200%	$57,450	$114,900
		Total Payout					$363,276
		Aggregate Payout					$5,088,203

Key Changes to the Annual Incentive Compensation Design for 2024

There were no changes made to the ICP metrics and weightings for 2024. They will remain working capital as a percent of sales (30%), operating income (30%), organic sales growth (20%), and individual goals (20%).

Long-Term Incentive Program

The Company’s long-term incentive plan (“LTIP”) is designed to ensure its executive officers and key management employees are focused on longer-term stockholder value creation through incentive compensation that rewards for longer-term (i.e., three years or more) performance.

In determining the 2023 LTIP grants, the Committee considered the following factors:

●	Continued focus on creating stockholder value to align executive compensation and stockholder outcomes

●	Targeting executives’ pay opportunities competitively with the market median

●	Rewarding each individual for his or her direct contribution to revenue and profitability of the business
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Listed below are the 2023 target LTIP values for the NEOs:

NEO	2023 LTIP Value as % of Base Salary
Ms. Bamford	430%
Mr. Rayment	225%
Mr. Farkas	210%
Mr. Ferdenzi	165%
Mr. Watts	75%

If the NEOs drive Company performance that achieves target levels, payouts will result in values that approximate market median LTIP payments.

2023 Long-Term Incentive Compensation

The Committee believes the award mix summarized in the table below provides the proper amount of leverage in the LTIP program. The LTIP components will balance the multiple interests of 1) significant pay at risk, 2) stockholder interests, 3) retention, and 4) internal and external performance goals. The three components chosen will each accomplish a different “mission” in terms of incenting NEO performance. LTIP equity awards are typically made in March, during an open trading window after the Company’s February release of year-end earnings. Awards are neither timed to relate to the price of our stock nor to correspond with the release of material non-public information.

Long-Term Incentive Component (Weight)	Performance Condition/Vesting Schedule	Objective of Design

PSUs (40%)	● Three-year relative TSR against the peer group	● Aligns pay with relative TSR ● Aligns NEOs’ with shareholders’ interests
PUPs (30%)	● Three-year average total sales growth (weighted 60%) and three-year average adjusted EPS growth (weighted 40%) against objectives	● Focus on internal goals linked to long-term business strategy ● Use of cash to mitigate dilution and burn rate concerns ● Aligns NEOs’ with shareholders’ interests
RSUs (30%)	● Cliff vest 100% on the third anniversary of the date of grant	● Retention ● Stock ownership ● Strengthens alignment with shareholders

Performance Share Units

The target number of PSUs granted is calculated by multiplying the total dollar value of the LTIP grant by the percentage of LTIP grant allocated to PSUs and dividing by the closing price of the Company’s common stock as reported on the New York Stock Exchange on the date of the grant.

The payout is determined based on the table below in relation to peer performance. The Company has capped payout at 100% if absolute TSR is negative.

	PSUs 2023-2025 Performance Period
	TSR vs. Peer Group	Payout as a % of Target (1)

Maximum	≥ 75th	200%
Target	50th	100%
Threshold	25th	50%
Below Threshold	< 25th	0%

(1) Linear interpolation will apply for performance between disclosed payout levels.

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Cash-Based Performance Units

The target number of PUPs granted is calculated by multiplying the total dollar value of the LTIP grant by the percentage of LTIP grant allocated to PUs.

The number of units vesting can range from 0% to 200% of target. Performance targets for each goal are established at the beginning of the performance period.

Restricted Stock Units

The number of RSUs granted is calculated by multiplying the total dollar value of the LTIP grant by the percentage of LTIP grant allocated to RSUs and dividing by the closing price of the Company’s common stock as reported on the New York Stock Exchange on the date of the grant. RSUs cliff vest in three years.

2021-2023 Long-Term Incentive Compensation Payouts Performance Share Units

In February 2024, a PSU payout was made to the NEOs for the February 2021 PSU grants covering performance for 2021-2023. The payout for PSUs for the performance period 2021-2023 was a 200% payout based on achievement of relative TSR at the 87th percentile of the S&P MidCap 400.

Cash-Based Performance Units

In February 2024, a cash-based performance unit payout was made to the NEOs based on the cash-based performance unit grants covering the 2021-2023 performance period. The 2021-2023 performance targets were based 60% on three-year average total sales growth and 40% on three-year average adjusted earnings per share (EPS) growth. The Company believes that total sales growth and adjusted EPS growth metrics are long-term drivers of stockholder value. No incentive is paid if performance falls below Threshold, and payouts are capped and may not exceed 200% of target.

●	Adjusted EPS is calculated as net earnings from continuing operations as adjusted for the items (which is agreed by the Executive Compensation Committee) described in our publicly available annual earnings release on Form 8-K divided by the number of weighted average diluted shares outstanding.

●	Total sales growth is calculated by computing the average of the percentage increases in sales in each of the years within the performance period.

For the 2021-2023 performance period, the target range of average total sales growth and adjusted EPS growth performance was:

	Total Sales Growth (%)	Adjusted EPS Growth (%)
Threshold	3.0%	4.0%
Target	5.0%	6.0%
Maximum	7.0%	8.0%

The NEO awards are listed in the Summary Compensation Table in this Proxy Statement under the heading “Non-Equity Incentive Plan Compensation” and detailed below.

The following table details results for the Company’s cash-based performance unit payouts granted in March 2021. The performance period 2021-2023 resulted in performance of 13.9% for adjusted EPS growth and 7.7% for total sales growth. This equates to a 200% payout based on adjusted EPS growth performance and a 200% payout based on total sales growth performance, for a total payout percentage of 200%.

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NEO	Target Performance Units	Payout Percent	Performance Unit Payout

Ms. Bamford	$701,250	200%	$1,402,500
Mr. Rayment	$330,000	200%	$660,000
Mr. Farkas	$213,750	200%	$427,500
Mr. Ferdenzi	$225,525	200%	$451,050
Mr. Watts	$57,852	200%	$115,704

Key Changes to the 2024 LTIP Design and Grants

There were no changes made to the LTIP award mix, metrics, and weightings for 2024. LTIP grants consisted of equity-based performance share units (“PSUs”), cash-based performance units (“PUPs”), and time-based restricted stock units (“RSUs”).

Employee Stock Purchase Plan

The Company’s NEOs, along with substantially all other full time Company employees, are eligible to participate in the Curtiss-Wright Corporation Employee Stock Purchase Plan (“ESPP”). The purpose of the ESPP is to encourage employees of the Company and its subsidiaries to increase their ownership in our Common Stock. To achieve this purpose, the ESPP provides all participating employees with the opportunity to purchase our Common Stock through a payroll deduction at a 15% discount of the market value of the stock, unless (i) the employee owns more than 5% of our Common Stock or (ii) the employee has the right to purchase our Common Stock under the plan that would accrue at a rate which exceeds $25,000 in fair market value for each calendar year in which such right to purchase is outstanding. The ESPP is offered in six-month “offering periods” commencing on January 1 and ending on June 30 (or if on a weekend the preceding trading day) and commencing on July 1 and ending on December 31 (or if on a weekend the preceding trading day) of each year. At the end of each offering period, participant contributions are used to purchase a number of shares of Common Stock (subject to IRS limits), in an amount equal to 85% of the fair market value of the Common Stock on the last day of each offering period. An employee who elects to participate in the ESPP will have payroll deductions made on each payday during the six-month period.

During 2023, Ms. Bamford and Messrs. Farkas, Ferdenzi, and Watts participated in the ESPP, purchasing 114, 124, 126, and 66 shares of Common Stock under the plan, respectively. These share purchases are equivalent to the maximum annual contribution limit under the plan for each participating executive.

Executive Deferred Compensation Plan

The NEOs are also eligible to participate in the Company’s non-qualified executive deferred compensation plan that allows participants to defer compensation in excess of certain statutory limits that apply to qualified retirement plans. Each participant may defer up to 25% of their base salary; 50% of their annual performance bonus; and 50% of the cash portion of their long-term cash award. The rate of interest is determined each year according to the average rate on 30-year Treasury bonds for November of the previous calendar year, plus 2.0%. Thus, the rate fluctuates annually. The average 30-year Treasury bond rate for November 2022 was 4.0% and money in the Plan earned 6.0% for 2023. Earnings begin accruing upon deposit and are compounded daily. Earnings are posted to the participants account on the final day of each month. See “Deferred Compensation Plans” section on page 66 in this Proxy Statement. In 2023, Ms. Bamford and Mr. Ferdenzi participated in the executive deferred compensation plan.

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Pension Plans

The NEOs (except Mr. Rayment1) also participate in the Curtiss-Wright Corporation Retirement Plan (the “Retirement Plan”) and the Curtiss-Wright Corporation Retirement Benefits Restoration Plan (the “Restoration Plan”). This is consistent with the Company’s philosophy that compensation should promote the long-term retention and financial health of its employees and be competitive with industry peers. The Company’s retirement plans integrate other components of the Company’s executive compensation program by generally including base salary and cash incentive compensation in determining retirement plan benefits.

The Retirement Plan is a tax qualified, defined benefit plan made up of two separate benefits: (1) a traditional, final average pay (FAP) formula component (this benefit was closed to new entrants as of February 1, 2010 and has a 15-year sunset period commencing on January 1, 2014) and (2) a cash balance component (this benefit was closed to future participants and pay credits ceased as of January 1, 2014, although interest continues to accrue on accounts). Both plans are non-contributory and employees hired prior to its close participate in one or both of the benefits, including the NEOs.

On September 1, 1994, the Company amended and restated the Retirement Plan, and any benefits accrued as of August 31, 1994 were transferred into the amended Retirement Plan. The Retirement Plan, as amended, provides for an annual benefit at age 65 of 1.5% times the five-year final average compensation in excess of social security covered compensation, plus 1% of the five-year final average compensation up to social security covered compensation, in each case multiplied by the participant’s years of service after September 1, 1994, not to exceed 35. Funds contributed to the Cash Balance portion of the Plan before it was frozen are credited to a notional cash balance account that grows with interest based on the rates each December for 30-Year Treasury Bonds.

As of January 1, 2015, no NEO had accrued any pension benefits prior to the plan merger in 1994: Ms. Bamford, Mr. Farkas, Mr. Ferdenzi, and Mr. Watts commenced their employment with the Company after September 1, 1994, and therefore did not accrue a monthly pension under the Retirement Plan prior to September 1, 1994; however, all NEOs continue to accrue a benefit under the amended Retirement Plan. The Company maintains an unfunded, non-qualified defined benefit Restoration Plan under which participants in the Retirement Plan whose compensation or benefits exceed the limits imposed by I.R.C. Sections 401(a) (17) and 415 will receive a supplemental retirement benefit that restores the amount that would have been payable under the Retirement Plan except for the application of such limits.

Since the Company provides a traditional final average pay benefit under the Retirement Plan to Ms. Bamford and Messrs. Farkas, Ferdenzi, and Watts, the Company did not offer any Company-source contributions to these NEO’s under the Company’s 401(k) savings Plan. Because Mr. Rayment transferred to the United States after the FAP component of the Retirement Plan was closed to new entrants, he is eligible for employer matching contributions of 50% on 8% contributed to the Curtiss-Wright Savings and Investment Plan (the “S&I Plan”). The S&I Plan does not match contributions above 8%. In addition to the matching contribution in the S&I Plan, the S&I Plan also provides a 3% non-elective contribution to all non-union, domestic employees hired on or after February 1, 2010 that do not participate in the Retirement Plan.

The Company maintains an unfunded, non-qualified defined contribution Restoration Plan under which participants in the S&I Plan whose compensation or benefits exceed the limits imposed by I.R.C. Sections 401(a) (17) and 415 will receive a supplemental retirement benefit that restores the 3% non-elective contribution amount that would have been payable under the S&I Plan except for the application of such limits.

Since the Restoration Plan benefits are not funded, in the event of a change-in-control, the Company has agreed to fund a Rabbi Trust in place through an agreement between the Company and

[1]	Mr. Rayment does not participate in the Retirement Plan and the Restoration Plan because he transferred from the United Kingdom to the United States after those plans were closed to new entrants.
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PNC Bank, N.A., dated January 30, 1998, which provides for the payment of the Company’s obligation under the Restoration Plan.

NEO’s can elect to defer up to 75% of their own annual cash compensation per year on a tax-deferred basis subject to the IRS Elective Deferral limit within the Company’s 401(k) savings Plan. For 2023, the combined pre-tax and Roth contribution limit was 10.0%, and the after-tax contribution limit for a highly compensated employee was limited to 3.0%.

Executive Perquisites

In addition to the standard benefit plans offered to all employees, the NEOs are eligible for a limited number of executive perquisites. Perquisites include financial planning and income tax preparation, a Company automobile or automobile allowance, and executive physicals for the executive and his or her spouse. With the assistance of the Committee’s independent compensation consultant, the Committee has determined that the overall level of perquisites the Company provides to its NEOs is reasonable and consistent with that of its peers.

Policies concerning equity-based and other long-term incentive compensation

Equity Ownership and Other Requirements for Senior Executives

To further align the linkage between the interests of the NEOs and those of its stockholders, the Company requires the CEO and all other NEOs to own Company stock denominated as a multiple of their annual salaries as follows: five times annual salary for the CEO, three times annual salary for NEOs that directly report to the CEO, and two times annual salary for all other NEOs.

All share-based long-term incentive plan grants, including any vested stock options (post-2005 grants), are subject to the Guidelines, and 50% of the net proceeds of a stock-based grant vested or exercised (current market value of shares less the strike price) must be retained in Company stock. There is no fixed timeframe to achieve the Guidelines. However, until the Guidelines are satisfied, the NEO is only permitted to sell 50% of the vesting award to cover the NEO’s income tax obligations. Once the ownership thresholds are fully met and maintained, the holding limits are removed on any and all earned and vested shares above the ownership guideline.

Clawback Policies

The Company’s general employee incentive compensation recoupment, or “clawback” policy provides that in the event the amount of any incentive compensation award is based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, or if a participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and has committed an offense subject to forfeiture under such statute, the participant must reimburse the Company that portion of the incentive compensation award that was based on the inaccurate data or as provided for in such statute.

In September 2023, the Committee adopted a separate executive incentive compensation clawback policy to comply with the requirements of the Dodd-Frank Walls Street Reform and Consumer Protection Act of 2010, as implemented by New York Stock Exchange listing standards and the SEC’s rules and regulation, which applies to current and certain former Section 16 executive officers (the “Dodd-Frank Clawback Policy”). The Dodd-Frank Clawback Policy requires the Company to recover certain cash or equity-based incentive compensation payments or awards made or granted to such executive officers in the event the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (an “Accounting Restatement”). The Dodd-Frank Clawback Policy covers cash or equity-based compensation that is granted, earned, or vested based wholly or in part upon the attainment of a Company financial reporting measure (including stock price or total shareholder return). Recovery under the Dodd-Frank Clawback Policy applies to incentive compensation subject to the policy that is

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received (i) on or after December 1, 2023, (ii) by a person after such individual became an executive officer, and (iii) during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the Accounting Restatement. The incentive compensation to be recovered is the amount in excess of what would have been paid based on the restated results. Recovery will be required on a “no fault” basis, without regard to whether any misconduct occurred and without regard to whether an executive officer was responsible for the erroneous financial statements. Furthermore, under the Dodd-Frank Clawback Policy, the Company is prohibited from indemnifying any executive officer or former executive officer against the loss of erroneously awarded incentive-based compensation.

During the third quarter of 2023, the Company identified an error related to a single long-term contract within a subsidiary of its Naval & Power segment. The error primarily impacted 2020 and 2021, whereby certain events occurring during the pandemic, including constructive changes to the contract as well as labor inefficiencies and hiring delays due to a facility relocation, were not reflected in the contract’s estimated costs of completion.

In accordance with Staff Accounting Bulletin (“SAB”) Nos. 99 and 108, the Company evaluated this error and, based on an analysis of quantitative and qualitative factors, determined that it was not material to any one of the prior reporting periods affected and, therefore, amendment of previously filed reports with the Securities and Exchange Commission was not required. However, if the adjustment to correct the cumulative effect of the aforementioned error had been recorded in the three and nine months ended September 30, 2023, the impact would have been qualitatively material to the Condensed Consolidated Statements of Earnings of the Company for those respective periods.

Therefore, in accordance with SAB 108, the Company revised the applicable prior period financial statements included within its quarterly report on Form 10-Q for the third quarter ended September 30, 2023, as summarized below. The net impact of the error resulted in an overstatement of previously reported total net sales and net earnings of approximately $5 million and $4 million, respectively, for the year ended December 31, 2021, and an overstatement of previously reported total net sales and net earnings of approximately $8 million and $7 million, respectively, for the year ended December 31, 2020. The impact of the error on previously reported total net sales and net earnings was inconsequential for the year ended December 31, 2022. The Company revised its consolidated financial statements as of December 31, 2022 and for the year ended December 31, 2021 in its Form 10-K for the year ended December 31, 2023 filed with the SEC on February 20, 2024.

The Committee, the Company’s outside legal counsel, and FW Cook performed an analysis of the impact that the immaterial restatement discussed immediately above (the “Immaterial Restatement”) had on the Company’s past and future payouts under its incentive compensation plans, and whether recovery of such incentive compensation payouts is required under its Dodd-Frank Clawback Policy. Because the Dodd-Frank Clawback Policy only applied to incentive compensation payments received after December 1, 2023, any incentive compensation received prior to such date would not be subject to recoupment under the policy. Accordingly, only annual and long-term incentive compensation received in early 2024 under the Company’s ICP and LTIP for financial performance of the Company against pre-established financial performance measures for the 2023 performance period (ICP) and 2021 – 2023 performance period (LTIP), would be subject to the policy. As noted above, the Committee determined that since the Immaterial Restatement did not impact the 2023 performance period (only impacting prior year periods 2020 through 2022), the receipt of annual incentive compensation under the ICP in early 2024 was not required to be recovered under the Dodd-Frank Clawback Policy. With respect to the receipt of LTIP, the payment of cash-based performance units (PUPs) in early 2024 was based on Company performance against pre-established financial performance measures for the 2021 – 2023 performance period. Based on Company financial performance resulting from the Immaterial Restatement against its performance targets during such performance period, it was determined that Company performance would have resulted in a maximum payout against target with or without the Immaterial Restatement. Therefore, because payment of PUPs was at maximum with giving effect to the Immaterial Restatement, no excess incentive compensation was received by the Section 16 executive officers based on the Immaterial Restatement, and therefore, no recovery was required under the Dodd-Frank Clawback Policy.

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The receipt of performance share units (PSUs) under the LTIP in early 2024 was based on Company total shareholder return (TSR) relative to its peer group for the 2021 – 2023 performance period. The Company performed an analysis assessing the impact of the Immaterial Restatement on its TSR and the payouts associated with its TSR. After reviewing the relatively minor financial impacts to 2021 and 2022 performance the Committee reasonably estimated that the Immaterial Restatement was immaterial to the overall financial results of the Company during this period, and reasonably concluded that the restated financials resulting from the Immaterial Restatement would not have impacted the Company’s TSR and PSU payouts. Additionally, the Committee, after advice from the Company’s outside legal counsel and FW Cook, determined that the payouts would have been 200% of target regardless due to the high levels of Company financial performance even as restated. Therefore, because payment of PSUs was 200% of target without giving effect to the Immaterial Restatement, no excess PSUs were received by the Section 16 executive officers based on the Immaterial Restatement, and therefore, no recovery was required under the Dodd-Frank Clawback Policy.

Finally, a recovery analysis was also performed under the Company’s general employee incentive compensation recoupment policy discussed above, which has a one-year look back period. Because the general policy only mandates a clawback in the event of a full restatement of financials and the overall Company financial performance was nominally impacted for the 2022 performance period under the ICP and 2020 – 2022 performance period under the LTIP, the Committee determined that no excess incentive compensation was received by the Section 16 executive officers in early 2023 based on the Immaterial Restatement and therefore no recovery was required under the Company’s general employee incentive compensation recoupment policy.

Prohibition of Insider Trading, Hedging, and Pledging

The Company is committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, the Company has adopted an insider trading policy for all its employees (including the NEOs and other officers) and members of the Board of Directors, and all members of their immediate families and households that prohibits the purchase, sale, and/or other disposition of Company equity securities or in the securities of other companies with which the Company does business while being aware of material, non-public information as well as the disclosure of such information to others who may trade in such equity securities. The insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the New York Stock Exchange listing standards applicable to the Company. A copy of the Company’s insider trading policy was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company’s Code of Conduct prohibits all employees (including the NEOs and other officers) from purchasing, selling or otherwise utilizing financial instruments, including but not limited to, prepaid variable forward contracts, instruments for the short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds, that are designed to or that may reasonably be expected to have the effect of hedging or offsetting a change in the market price of the Company’s equity securities.

Additionally, the Company’s 2014 Omnibus Incentive Plan prohibits members of the Board of Directors and all employees (including the NEOs and other officers) from engaging in the following transactions with respect to Company equity securities from awards under the plan:

•	purchasing, selling, or otherwise utilizing financial instruments, including but not limited to, prepaid variable forward contracts, instruments for the short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds, that are designed to or that may reasonably be expected to have the effect of hedging or offsetting a change in the market price of Company equity securities; and

•	pledging Company equity securities (including holding Company equity securities in a margin account or otherwise pledging Company equity securities as collateral for a loan).
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Other Policies

Use of Tax Gross-up

The Company does not have any NEO Change-in-Control agreements with tax gross-ups and does not expect to enter into any new agreements containing such a provision.

Tax Deductibility

Prior to the Tax Cuts and Jobs Act, Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the Company’s CEO and up to three other executive officers other than the CFO. However, certain performance-based compensation was exempt from the deduction limit if specific requirements were met. The Committee structured awards to executive officers under the Company’s ICP and equity awards program to qualify for this exemption. However, the 162(m) exception to the deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers, including the CFO, in excess of $1,000,000 will not be deductible. Qualifying compensation that the Company pays pursuant to a binding contract that was in effect on November 2, 2017 and is not materially modified after that date will continue to be exempt from the deduction limit under a grandfathering rule. While the Company will continue to monitor its compensation programs in light of Section 162(m), as amended, the Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of the Company and its stockholders. As a result, the Committee will continue to take into account the tax and accounting implications (including with respect to the expected lack of deductibility under the revised Section 162(m)) when making compensation decisions, but reserves its right to make compensation decisions based on other factors as well if the Committee determines it is in its best interests to do so. Accordingly, the Company may pay compensation at levels that are not deductible under Section 162(m).

The following report of the Executive Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

Executive Compensation Committee Report

The Executive Compensation Committee has reviewed and discussed this CD&A (included in this Proxy Statement) with Management. Based upon the Executive Compensation Committee’s review and discussions referred to above, the Executive Compensation Committee recommended that the Board of Directors include this CD&A in the Company’s Proxy Statement for the year ended December 31, 2023, filed with the Securities and Exchange Commission.

EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS S. Marce Fuller, Chairperson Dean M. Flatt Anthony J. Moraco William F. Moran Robert J. Rivet

Risk Consideration in the Overall Compensation Program for 2023

In 2023, the Executive Compensation Committee, with the assistance of Management and the oversight of FW Cook, assessed the Company’s executive and broad-based compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. The Executive Compensation Committee concluded in this risk assessment that these programs have been designed and administered in a manner that discourages

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undue risk-taking by employees, including a number of features of the programs that are designed to mitigate risk, including:

•	Limits on annual and long-term performance awards, thereby defining and capping potential payouts

•	Proportionately greater award opportunity derived from the long-term incentive program compared to annual incentive plan, creating a greater focus on sustained Company performance over time, and providing alignment with shareholder interests

•	Use of three distinct long-term equity incentive vehicles—restricted stock units, long-term cash-based performance units, and performance shares—that vest over several years, thereby providing strong incentives for sustained operational and financial performance

•	Use of balanced measures, including top and bottom-line measures, income and balance sheet statement measures, and short- and long-term measurement periods

•	Stock ownership guidelines for senior executives that ensure alignment with stockholder interests over the long term

•	Incorporation of an individual performance score, ranging from one 1.0 to five 5.0, as a key factor in the total annual incentive calculation, thereby enabling the Committee to direct a zero payout for the 20% individual-performance component to any executive in any year if the individual executive is deemed to have sufficiently poor performance or is found to have engaged in activities that pose a financial, operational or other undue risk to the Company

•	Robust clawback policies for incentive compensation, including the adoption of an incentive compensation clawback policy for Section 16 officers pursuant to Dodd-Frank in the event of certain accounting restatements

•	Pre-determined commission schedules on sales representatives, thereby defining potential commission payouts

For the foregoing reasons, the Committee has concluded that the Company’s compensation policies and practices do not encourage excessive and unnecessary risk-taking, and that the level of risk is appropriate for the best interests of stockholders.

Post-Employment Agreements

Severance Agreements

The Company has At-will severance agreements with Ms. Bamford and Messrs. Rayment, Farkas, Ferdenzi, and Watts. In the case of involuntary termination of employment other than termination for cause (as defined in the agreements), failure to comply with the terms and conditions of the agreement, voluntary resignation of employment by the employee, and voluntary retirement by the employee, these agreements provide in the case of Ms. Bamford two years’ base salary and annual target bonus as the payment of severance pay, and, in the case of Messrs. Rayment, Farkas, Ferdenzi and Watts, the equivalent of one year’s base salary and annual target bonus to be paid at the time of termination, as well as the continued availability of certain employee health and welfare benefits for a minimum period of one year following termination. The agreements provide that such pay and benefits also would be made available in the case of voluntary retirement or termination of employment that is the direct result of a significant change in the terms or conditions of employment, including a reduction in compensation or job responsibilities. At the employee’s option, the severance pay may be received over the two-year period following termination, in which case the employee benefits would continue in effect for the same period. The agreements further provide that the payment of severance pay and the availability of benefits are contingent upon a number of conditions, including the employee’s performance of his or her obligations pursuant to the agreement, specifically to provide consulting services, release the Company from any employment related claims, and not compete with the Company for a period of 12 months.

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Change-in-Control Agreements

The Company has Change-in-Control severance protection agreements with Ms. Bamford and Messrs. Rayment, Farkas, Ferdenzi, and Watts. The agreement with Ms. Bamford provides for payment of severance pay equal to three times while Messrs. Rayment, Farkas, Ferdenzi, and Watts provides for two and one-half times the sum of the executive’s base salary and the greater of (i) the annual target incentive grant in the year the executive is terminated or (ii) the annual incentive paid under the annual incentive plan immediately prior to the executive’s termination. These amounts shall be paid in a single lump sum cash payment within ten (10) days after the executive’s termination date. The agreements also call for the continued availability of certain employee benefits for a period of two to three years following termination of employment.

All agreements have a double trigger, i.e., severance may be paid in the event that (1) there is a change-in-control of the Company, as that term is defined in the agreements, and (2) the covered executive’s employment is formally or constructively terminated by the Company in the case of Ms. Bamford, within twenty-four months following the change-in-control, and in the case of the other NEOs, within twelve months following the change-in-control. Accordingly, if the Company terminates the employment without “cause” of Ms. Bamford and the other NEOs during the two-year period and one-year period, respectively, following a change-in-control, or if the NEO terminates the NEO’s employment with the Company with “good reason,” then the NEO is entitled to certain compensation and benefits provided for in the agreement. The agreements define “cause” as (a) a conviction of a felony, (b) intentionally engaging in illegal or willful misconduct that demonstrably and materially injures the Company, or (c) intentional and continual failure to substantially perform assigned duties which failure continues after written notice and a 30-day cure period. The agreements also define “good reason” as (a) adverse change in status, title, position, or responsibilities, (b) reduction in salary, (c) relocation of more than 25 miles, (d) the Company’s failure to pay the covered individual in accordance with its compensation policies; or (e) a reduction in benefits. All NEO agreements must be renewed on an annual basis by the Executive Compensation Committee. Consistent with best practices, all future executive officer change-in-control agreements elected as executive officers after January 1, 2008, must be approved and renewed annually by the Executive Compensation Committee.

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EXECUTIVE COMPENSATION

The following table sets forth information concerning the total compensation of the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and the other NEOs of the Company who had the highest aggregate total compensation for the Company’s fiscal year ended December 31, 2023.

For Ms. Bamford and the other NEOs, the amounts shown under the column “Total” are not reflective of the compensation that was awarded to Ms. Bamford and the other NEOs in fiscal year 2023. These amounts include the change in the actuarial present value of Ms. Bamford’s and the other NEOs retirement benefits shown under column “Change in Pension Value and Non-Qualified Deferred Compensation Earnings”. The pension values for fiscal year 2023 reflect the impact of changes in interest rates on actuarial present value calculations.

Summary Compensation Table

									Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)
				Stock Awards ($)			Non-Equity Incentive
				Performance	Restricted		Plan Compensation			All Other
Name and Principal Position	Year	Salary (a)	Bonus	Share Units (b)	Stock Units (c)	Option Awards	Annual Plan (d)	Long-Term Plan (e)		Compensation (g)	Total (h)

Lynn M. Bamford –	2023	$989,231	$0	$1,720,000	$1,290,000	$0	$2,252,400	$1,402,500	$864,041	$44,139	$8,562,311
Chair and Chief	2022	$917,692	$0	$1,394,984	$1,046,275	$0	$843,975	$111,228	$110,837	$37,707	$4,462,698
Executive Officer	2021	$843,654	$0	$935,000	$701,250	$0	$1,291,150	$45,291	$639,485	$35,981	$4,491,811
Kevin M. Rayment –	2023	$620,308	$0	$561,600	$421,200	$0	$907,046	$660,000	$0	$52,968	$3,223,122
Vice President and	2022	$592,308	$0	$515,994	$386,958	$0	$367,200	$102,672	$0	$71,114	$2,036,246
Chief Operating Officer	2021	$548,654	$0	$439,979	$330,014	$0	$626,588	$37,200	$0	$66,404	$2,048,839
K. Christopher Farkas –	2023	$577,923	$0	$489,720	$367,290	$0	$861,441	$427,500	$329,106	$39,381	$3,092,361
Vice President and	2022	$542,308	$0	$439,941	$329,956	$0	$341,000	$75,348	$0	$29,694	$1,758,247
Chief Financial Officer	2021	$496,154	$0	$284,947	$963,800	$0	$531,650	$21,450	$228,358	$30,375	$2,556,734
Paul J. Ferdenzi –	2023	$530,231	$0	$351,780	$263,835	$0	$704,040	$451,050	$275,176	$33,139	$2,609,251
Vice President, General	2022	$512,692	$0	$319,240	$239,467	$0	$272,178	$100,597	$0	$24,143	$1,468,317
Counsel, and Corporate Secretary	2021	$497,692	$0	$300,690	$975,578	$0	$493,675	$41,655	$0	$25,886	$2,335,176
John C. Watts –	2023	$381,000	$0	$114,900	$86,175	$0	$363,276	$115,704	$117,011	$34,172	$1,212,238
Vice President, Strategy	2022	$362,881	$0	$111,027	$83,196	$0	$139,675	$25,834	$0	$18,021	$740,634
and Corporate Development

(a)	Includes amounts deferred under the Company’s Savings and Investment Plan and Executive Deferred Compensation Plan.

(b)	Includes grants of performance share units as part of the Company’s Long Term Incentive Plan. The values shown represent the grant date fair value of the grants at target. Performance share units have a maximum payout of 200% of target. The assumptions used in determining the amounts in this column are set forth in Note 16 to our Consolidated Financial Statements in our Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 20, 2024.

(c)	Includes grants of time-based restricted stock units as part of the Company’s Long Term Incentive Plan. The values shown represent the grant date fair value of the grants. The assumptions used in determining the amounts in this column are set forth in Note 16 to our Consolidated Financial Statements in our Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 20, 2024.

(d)	Includes payments made based on the Company’s annual Incentive Compensation Plan for performance during the year.

(e)	Includes the maturity of cash-based performance unit grants made under the Company’s Long-Term Incentive Plan.

(f)	Represents annual change in the actuarial accumulated present value (APV) of accumulated pension benefits. Mr. Rayment does not participate in the U.S. defined benefit plans because he transferred from the United Kingdom to the United States after those plans were closed to new entrants.
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(g)	Includes personal use of company car, payments for executive physicals, financial counseling, premium payments for executive life insurance paid by the Company during the covered fiscal year for term life insurance and accidental death and disability insurance. Also includes 2023 company contributions from the qualified contribution plan for Mr. Rayment.

(h)	Amounts are rounded to the nearest dollar.

The Company’s executive officers are not employed through formal employment agreements. It is the philosophy of the Committee to promote a competitive at-will employment environment, which would be impaired by lengthy employment arrangements. The Committee provides proper long-term compensation incentives with competitive salaries and bonuses to ensure that senior management remains actively and productively employed with the Company.

The Company believes perquisites for executive officers should be limited in scope and value and aligned with peer group practices as described earlier. As a result, the Company has historically given nominal perquisites. The below table generally illustrates the perquisites the Company provides to its NEOs.

The Company also maintains a policy concerning executive automobiles under which certain officers of the Company are eligible to use Company leased automobiles or receive an equivalent automobile allowance. The NEOs participate in this program. The Company maintains the service and insurance on Company leased automobiles. In addition to the Company automobile policy, the Company also provides all executive officers with financial planning and tax preparation services through The Ayco Company, LP and Ernst & Young Americas LLC. Not all executive officers utilize these services on an annual basis. Finally, all executive officers and their spouses are provided annual physicals through the Mayo Clinic at any one of the clinic’s three locations.

Perquisites and Benefits

Name	Automobile (a)	Financial Planning	Executive Physical

Lynn M. Bamford	$26,084	$13,975	$0
Kevin M. Rayment	$17,645	$11,526	$4,121
K. Christopher Farkas	$16,709	$13,975	$6,258
Paul J. Ferdenzi	$11,715	$9,950	$8,815
John C. Watts	$24,305	$3,540	$5,555

(a)	Represents the personal use of Company-leased automobiles.

The Company’s executive officers are entitled to receive medical benefits, life and disability insurance benefits, and to participate in the Company’s Savings and Investment Plan, Defined Benefit Plan, Employee Stock Purchase Plan, flexible spending accounts, and disability plans on the same basis as other full-time employees of the Company. Mr. Rayment does not participate in the U.S. defined benefit plans because he transferred from the United Kingdom to the United States after those plans were closed to new entrants.

The Company also offers a nonqualified executive deferred compensation plan, in accordance with Section 409A of the Code, whereby eligible executives, including the NEOs, may elect to defer additional cash compensation on a tax-deferred basis. The deferred compensation accounts are maintained on the Company’s financial statements and accrue interest at the rate of (i) the average annual rate of interest payable on United States Treasury Bonds of 30 years maturity as determined by the Federal Reserve Board, plus (ii) 2%. Earnings are credited to executives’ accounts on a monthly basis.

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Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Name	Plan Name	Grant Date	Number of Units	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)

Lynn M. Bamford	ICP (a)	3/16/2023		$600,000	$1,200,000	$2,400,000
	LTI (b)	3/16/2023	1,290,000	$645,000	$1,290,000	$2,580,000
	LTI (c)	3/16/2023					5,067	10,134	20,268				$1,720,000
	LTI (d)	3/16/2023								7,600			$1,290,000
Kevin M. Rayment	ICP (a)	3/16/2023		$249,600	$499,200	$998,400
	LTI (b)	3/16/2023	421,200	$210,600	$421,200	$842,400
	LTI (c)	3/16/2023					1,655	3,309	6,618				$561,600
	LTI (d)	3/16/2023								2,482			$421,200
K. Christopher Farkas	ICP (a)	3/16/2023		$233,200	$466,400	$932,800
	LTI (b)	3/16/2023	367,290	$183,645	$367,290	$734,580
	LTI (c)	3/16/2023					1,443	2,885	5,770				$489,720
	LTI (d)	3/16/2023								2,164			$367,290
Paul J. Ferdenzi	ICP (a)	3/16/2023		$186,550	$373,100	$746,200
	LTI (b)	3/16/2023	263,835	$131,918	$263,835	$527,670
	LTI (c)	3/16/2023					1,037	2,073	4,146				$351,780
	LTI (d)	3/16/2023								1,554			$263,835
John C. Watts	ICP (a)	3/16/2023		$95,750	$191,500	$383,000
	LTI (b)	3/16/2023	86,175	$43,088	$86,175	$172,350
	LTI (c)	3/16/2023					339	677	1,354				$114,900
	LTI (d)	3/16/2023								508			$86,175

(a)	Values in this row represent the Company’s annual Incentive Compensation Plan, which were approved on March 16, 2023 for performance during fiscal 2023. The incentive plan threshold, target and maximum are subject to change as salaries change.

(b)	Values in this row represent annual grants of cash-based performance units made under the Company’s Long-Term Incentive Plan.

(c)	Values in this row represent annual grants of performance share units as part of the Company’s Long-Term Incentive Plan.

(d)	Values in this row represent annual grants of restricted stock units as part of the Company’s Long-Term Incentive Plan.

The NEOs are given dividend credits on their restricted stock unit awards only. These dividends credits are reinvested into the restricted stock unit awards and are subject to the same limitations and restrictions as the original restricted stock unit award. The plan specifically prohibits the re-pricing of options and requires that any equity-based grants be issued based on the closing price of our Common Stock as reported by the NYSE on the date of the grant.

The Committee granted cash-based performance units, performance shares, and restricted stock units in March 2023 to the NEOs. The cash-based performance units and performance shares units will mature in December 2025 and will be paid in early 2026, if the financial goals are attained, and the restricted stock units will vest in March 2026. The values shown in the table reflect the potential value at a target value of one dollar per unit payable at the end of the three-year performance period and one stock unit convertible into one share of Common Stock if the objectives are attained. The chart also reflects the fact that each stock unit may be worth a maximum of approximately two dollars or two shares if all performance targets are substantially exceeded, or nothing at all if performance thresholds are not met.

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The following table sets forth the outstanding equity awards of the NEOs. Some of the grants disclosed below are not yet vested and are subject to forfeiture under certain conditions.

Outstanding Equity Awards at Fiscal Year-End

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#) (a)	Market Value of Shares or Units that Have Not Vested ($) (a)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Lynn M. Bamford	8,609	1,917,999	(e)
	5,835	1,299,980		7,780	1,733,306	(b)
	7,030	1,566,214		9,373	2,088,211	(c)
	7,600	1,693,204		10,134	2,257,754	(d)
Kevin M. Rayment	8,609	1,917,999	(e)
	2,746	611,781		3,661	815,634	(b)
	2,600	579,254		3,467	772,413	(c)
	2,482	552,965		3,309	737,212	(d)
K. Christopher Farkas	1,779	396,343		2,371	528,235	(b)
	5,660	1,260,991	(e)
	2,217	493,925		2,956	658,567	(c)
	2,164	482,118		2,885	642,749	(d)
Paul J. Ferdenzi	1,877	418,177		2,502	557,421	(b)
	5,660	1,260,991	(e)
	1,609	358,469		2,145	477,885	(c)
	1,554	346,216		2,073	461,844	(d)
John C. Watts	481	107,162		642	143,031	(b)
	559	124,540		746	166,201	(c)
	508	113,177		677	150,829	(d)

(a)	Represents unvested restricted stock units granted as part of the Company’s Long-Term Incentive Plan. Stock price used to determine value is $222.79, the closing price of Company common stock on December 31, 2023.

(b)	Represents cash value at target of outstanding performance-based share units granted March 18, 2021 as part of the Company’s Long Term Incentive Plan. Stock price used to determine value is $222.79, the closing price of Company common stock on December 31, 2023. Performance-based share units will be earned as common stock early in 2024 contingent upon the extent to which previously established performance objectives are achieved over the three-year period ending at the close of business on December 31, 2023.

(c)	Represents cash value at target of outstanding performance-based share units granted March 17, 2022 as part of the Company’s Long Term Incentive Plan. Stock price used to determine value is $222.79, the closing price of Company common stock on December 31, 2023. Performance-based share units will be earned as common stock early in 2025 contingent upon the extent to which previously established performance objectives are achieved over the three-year period ending at the close of business on December 31, 2024.

(d)	Represents cash value at target of outstanding performance-based share units granted March 16, 2023 as part of the Company’s Long Term Incentive Plan. Stock price used to determine value is $222.79, the closing price of Company common stock on December 31, 2023. Performance-based share units will be earned as common stock early in 2026 contingent upon the extent to which previously established performance objectives are achieved over the three-year period ending at the close of business on December 31, 2025.
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(e)	Represents retention grants of restricted stock units for the noted Executives. Stock price used to determine value is $222.79, the closing price of Company common stock on December 31, 2023.

The following table sets forth information regarding options exercised and stock vested during calendar year 2023.

Option Exercises and Stock Vested

	Option Awards		Stock Awards (a)
Name	Number of Shares Acquired Upon Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired Upon Vesting (#)	Value Realized Upon Exercise ($)

Lynn M. Bamford	0	$0	7,969	$1,329,622
Kevin M. Rayment	0	$0	7,356	$1,227,278
K. Christopher Farkas	0	$0	5,398	$900,696
Paul J. Ferdenzi	0	$0	7,207	$1,202,457
John C. Watts	0	$0	1,851	$308,733

(a)	Stock Awards includes the vesting of the March 19, 2020 Restricted Stock Unit and Performance Share Unit grant (for performance period 2020-2022).

Deferred Compensation Plans

The following table shows the deferred compensation activity for the NEOs during 2023. This table does not include the nonqualified Restoration Plan since these totals are provided separately in the Pension Benefit Table below.

Non-Qualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year ($) (a)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last Fiscal Year End ($)

Lynn M. Bamford	$381,195	$0	$89,135		$0	$1,659,069
Kevin M. Rayment	$0	$0	$0		$0	$0
K. Christopher Farkas	$0	$0	$0		$0	$0
Paul J. Ferdenzi	$145,986	$0	$131,589	-$	72,327	$2,307,863
John C. Watts	$0	$0	$0		$0	$0

(a)	Amounts reported in this column represent salary and incentive payments deferred in 2023, and such amounts are also included in the corresponding columns of the Summary Compensation Table.

Total Pension Benefit Payable to Executive Officers

The estimated total pension benefit payable under the Curtiss-Wright Retirement Plan and the nonqualified Curtiss-Wright Restoration Plan described above in “Pension Plans” to the NEOs at retirement age 65 is also described in the following table as a total lump sum payable from each of these plans, based on benefits earned through December 31, 2023. Participants must choose to receive benefits under the Retirement Plan and the Restoration Plan either through annuity payments or as a lump sum.

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Qualified Pension Benefit

Name	Plan Name (a)	Number of Years Credited Service	Present Value of Accumulated Benefit (b) ($)	Payments During Last Fiscal Year ($)

Lynn M. Bamford	Curtiss-Wright Corporation Retirement Plan	17	$983,028	$0
Kevin M. Rayment (c)	Curtiss-Wright Corporation Retirement Plan	N/A	N/A	N/A
K. Christopher Farkas	Curtiss-Wright Corporation Retirement Plan	15	$563,773	$0
Paul J. Ferdenzi	Curtiss-Wright Corporation Retirement Plan	25	$1,494,543	$0
John C. Watts	Curtiss-Wright Corporation Retirement Plan	17	$705,557	$0

(a)	The Curtiss-Wright Corporation Retirement Plan is a defined benefit pension plan providing qualified retirement benefits to eligible employees of the Curtiss-Wright Corporation. Benefits are based on a formula which takes account of service and the average of the highest five years of a participant’s pay within the last 10 years of employment. Normal retirement is the later of age 65 or three years of service. Unreduced early retirement benefits may be payable if age is greater than 55 and the sum of age and service exceeds 80.

(b)	The present value of the accumulated benefit was determined as of December 31, 2023, the measurement date used for pension disclosure in the Company’s financial statements pursuant to Accounting Standard Codification 715.

(c)	Mr. Rayment does not participate in the Curtiss-Wright Corporation Retirement Plan because he transferred from the United Kingdom to the United States after plan was closed to new entrants.

Non-Qualified Pension Benefit

Name	Plan Name (a)	Number of Years Credited Service	Present Value of Accumulated Benefit (b) ($)	Payments During Last Fiscal Year ($)

Lynn M. Bamford	Curtiss-Wright Corporation Retirement Benefits Restoration Plan	17	$4,324,201	$0
Kevin M. Rayment (c)	Curtiss-Wright Corporation Retirement Benefits Restoration Plan	N/A	N/A	N/A
K. Christopher Farkas	Curtiss-Wright Corporation Retirement Benefits Restoration Plan	15	$1,282,166	$0
Paul J. Ferdenzi	Curtiss-Wright Corporation Retirement Benefits Restoration Plan	25	$3,427,898	$0
John C. Watts	Curtiss-Wright Corporation Retirement Benefits Restoration Plan	17	$748,314	$0

(a)	The Curtiss-Wright Corporation Restoration Plan is a non-qualified retirement plan established to provide benefits that would have been payable under the C-W Retirement Plan but for the limitations imposed by the provisions of the Internal Revenue Code and Employee Retirement Income Security Act. All participants of the C-W Retirement Plan are eligible to participate in the Restoration Plan. Restoration benefits are payable in accordance with the participants’ elections for the distribution and timing of the benefit.

(b)	The present value of the accumulated benefit was determined as of December 31, 2023, the measurement date used for pension disclosure in the Company’s financial statements pursuant to Accounting Standard Codification 715.

(c)	Mr. Rayment does not participate in the Curtiss-Wright Corporation Restoration Plan because he transferred from the United Kingdom to the United States after plan was closed to new entrants.
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The Plan benefit formula is described earlier. Elements of compensation that are included in the calculation of a benefit are base salary earned and short and long-term cash incentives earned. The Company has not adopted a policy prohibiting special benefits under the plans. However, historically the Company has not provided any additional years of credited service to any participants in the Plan.

The following table shows the potential incremental value transfer to the NEOs under various employment related scenarios. The table does not include payments made to a NEO with respect to contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation, in favor of the Company’s executive officers and that are available generally to all salaried employees, such as the Company’s 401(k) plan.

Potential Post-Employment Payment

Termination Scenario	Lynn M. Bamford	Kevin M. Rayment	K. Christopher Farkas	Paul J. Ferdenzi	John C. Watts

If Retirement or Voluntary Termination Occurred on December 31, 2023 (a)(b)	$6,233,876	$0	$2,194,527	$1,534,096	$0
If Termination for Cause Occurred on December 31, 2023 (c)	$386,044	$0	$413,442	$125,356	$0
If Termination Without Cause Occurred on December 31, 2023 (d)	$10,988,476	$1,123,200	$3,409,381	$2,697,737	$574,500
If “Change-In-Control” Termination Occurred on December 31, 2023 (e)	$20,906,152	$8,616,727	$7,313,232	$6,239,385	$2,455,870
If Death Occurred on December 31, 2023 (f)(g)	$10,795,780	$5,589,111	$4,046,401	$3,168,408	$1,356,181

(a)	Ms. Bamford, Mr. Farkas and Mr. Ferdenzi are eligible for early retirement. Messrs. Rayment and Watts are not yet eligible for Early Retirement.

(b)	Includes (1) intrinsic value of any unvested/unearned cash-based performance units, restricted stock units, and performance shares on December 31, 2023 that would vest after the date of termination or retirement, and (2) incremental value on measurement date (December 31, 2023) of vested benefit under the Curtiss-Wright Retirement Plan and the Curtiss-Wright Restoration Plan, assuming the executive elects immediate payout.

(c)	Includes incremental value on measurement date (December 31, 2023) of vested benefit under the Curtiss-Wright Retirement Plan and the Curtiss-Wright Restoration Plan, assuming the executive elects immediate payout.

(d)	Includes (1) intrinsic value of any unvested/unearned cash-based performance units, restricted stock units, and performance shares on December 31, 2023 that would vest after the date of termination for retirement-eligible executives, (2) severance payout (salary plus target bonus), and (3) incremental value on measurement date (December 31, 2023) of vested benefit under the Curtiss-Wright Retirement Plan and the Curtiss-Wright Restoration Plan, assuming the executive elects immediate payout.

(e)	Includes (1) change-in-control severance payout, (2) present value of any accelerated vesting of cash-based performance units, performance shares, and restricted stock units on December 31, 2023, (3) prorated portion of the unvested restricted stock units will accelerate for the retention grants of Ms. Bamford, Mr. Rayment, Mr. Farkas, and Mr. Ferdenzi, and (4) incremental value on measurement date (December 31, 2023) of vested benefit under the Curtiss-Wright Retirement Plan and the Curtiss-Wright Restoration Plan including additional three years of benefit accrual per change-in-control agreements for Ms. Bamford, and an additional two and one-half years for Messrs. Rayment, Farkas, Ferdenzi, and Watts, assuming the executive elects immediate payout.

(f)	Includes (1) present value of any accelerated vesting of cash-based performance units, performance shares, and restricted stock units on December 31, 2023, (2) prorated portion of the unvested restricted stock units will accelerate for the retention grants of Ms. Bamford, Mr. Rayment, Mr. Ferdenzi and Mr. Farkas, (3) incremental value on measurement date (December 31, 2023) of vested benefit under the Curtiss-Wright Retirement Plan and the Curtiss-Wright Restoration Plan,
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assuming the executive elects immediate payout, and (4) value of Company-paid basic life insurance policy.

(g)	Depending on circumstances of death, all employees may also be eligible for Accidental Death and Dismemberment (AD&D) insurance payment and Business Travel Accident insurance payment.

PAY RATIO DISCLOSURE RULE

In accordance with rules adopted by the Securities and Exchange Commission, the Company is providing the following information concerning the ratio of the Company’s median employee’s annual total compensation to the total annual compensation of the Company’s principal executive officer (“PEO”). For fiscal year 2023, the Company’s PEO is Lynn M. Bamford. The Committee does not use this ratio as it considers appropriate compensation for the PEO. Management does not use this ratio when determining compensation for the rest of the workforce.

The Company identified the median employee by utilizing base salary as of December 1, 2023 and adding any target bonus to that amount, for all individuals, excluding the PEO, who were employed by the Company on December 31, 2023, the last day of the Company’s payroll year (whether employed on a full-time, part-time, or seasonal basis). In addition, the Company also excluded all independent contractors. The Company further converted all other currencies to U.S. dollars as of December 1, 2023, irrespective of currency fluctuations over the course of the year. Finally, the Company elected to use the de minimis exemption for non-U.S. employees to exclude 4.5% of the Company’s non-U.S. employees. The list of jurisdictions for which these employees are excluded, the approximate number of employees excluded from each jurisdiction, the total number of U.S. and non-U.S. employees irrespective of any exemption, and the total number of U.S. and non-U.S. employees used for the de minimis calculation are set forth in the table below.

Jurisdictions	Approximate Number of non-U.S. Employees Excluded	Total Number of U.S. and non-U.S. Employees irrespective of any exemption	Total Number of U.S. and non-U.S. Employees used for de minimis calculation

India	131	8,737	8,308
Costa Rica	104
Portugal	33
Sweden	40
Singapore	43
Spain	21
Poland	11
Netherlands	13
Belgium	5
Brazil	6
Taiwan	5
Korea	6
Hong Kong	1
Hungary	10

After identifying the median employee, the Company calculated annual total compensation for such employee using the same methodology the Company uses for the named executive officers as set forth in the 2023 Summary Compensation Table in this Proxy Statement. The total compensation amount for the median employee for 2023 was determined to be $72,282. This total compensation amount was then compared to the total compensation of the PEO disclosed in the Summary Compensation Table, of $8,526,311. Based on this information for 2023, the ratio of the PEO’s annual total compensation to the annual total compensation of the median employee was 118:1.

The Company believes that the ratio calculated above is not reflective of compensation awarded to our PEO in 2023. The total compensation of our PEO disclosed in the Summary Compensation Table includes the change in the actuarial present value of our PEO’s retirement benefits shown under column “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” of the Summary Compensation Table. The pension values for fiscal year 2023 reflect the impact of changes

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in interest rates on actuarial present value calculations. Excluding this change in actuarial present value of the PEO’s pension benefit, the ratio would be 106:1.

PAY VERSUS PERFORMANCE

The following table shows the total compensation for our NEOs for the past four fiscal years, the “compensation actually paid” to our PEO and prior PEO and, on an average basis, our other NEOs (in each case, as determined under SEC rules), our TSR, the TSR of the Aerospace & Defense Select Industry Index over the same period, our Net Income, and our financial performance measure for compensatory purposes, Adjusted Operating Income.

							Value of Initial $100 Investment Based On:			Company- Selected Measure
Fiscal Year (a)	Summary Compensation Table (SCT) Total for PEO (b)	Summary Compensation Table (SCT) Total for Prior PEO (b)	Compensation Actually Paid to PEO (CAP) (c)	Compensation Actually Paid to Prior PEO (CAP) (c)	Average Summary Compensation Table (SCT) Total for Non- PEO Named Executive Officers (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (CAP) (e)	Company Total Shareholder Return ($) (f)	Peer Group Total Shareholder Return ($) (g)	Net Income (in thousands, $) (h)	Adjusted Operating Income (in thousands, $) (i)

2023	$8,562,311		$13,007,261		$2,534,244	$3,872,036	$161.65	$129.25	$354,509	$493,800
2022	$4,462,698		$7,890,517		$4,654,705	$6,383,850	$120.65	$104.16	$294,348	$443,078
2021	$4,491,811		$4,925,333		$2,753,543	$3,265,294	$99.69	$109.35	$267,159	$420,423
2020		$8,922,118		$6,497,412	$2,138,218	$1,253,639	$83.17	$106.45	$201,392	$375,495

(a)	The Pay Versus Performance table reflects required disclosures for fiscal years 2023, 2022, 2021 and 2020.

(b)	For fiscal years 2023, 2022 and 2021, Lynn M. Bamford was the Principle Executive Officer (PEO) for the Company. For fiscal year 2020, David C. Adams was the Principle Executive Officer (PEO) for the Company.

(c)	The Compensation Actually Paid (CAP) was calculated beginning with the PEO’s Summary Compensation Table (SCT) total then deducting the aggregate change in actuarial present value of her/his accumulated benefit under all defined benefit and actuarial pension plans reported in the SCT; deducting the amounts reported in the SCT for performance share and restricted stock unit awards; adding the pension service cost; adding the fair value as of the end of the covered fiscal year of all awards granted during the fiscal year that are outstanding and unvested as of the fiscal year-end; adding the amount equal to the change in fair value as of the end of the covered fiscal year, whether positive or negative, of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year; and adding the amount equal to the change in fair value as of the vesting date, whether positive or negative, of any award granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year. Relative to the PEO’s CAP, the following amounts were deducted from and added to SCT total compensation:

PEO SCT Total to CAP Reconciliation:

Fiscal Year	Summary Compensation Table Total	Deductions from SCT Total for Equity Awards (i)		Deductions from SCT Total for Pension Benefits (ii)		Additions to SCT Total for Equity Awards (iii)	Additions to SCT Total for Pension Service Costs (iv)	CAP

2023	$8,562,311	-$	3,010,000	-$	864,041	$7,958,761	$360,230	$13,007,261
2022	$4,462,698	-$	2,441,259	-$	110,837	$5,568,041	$411,874	$7,890,517
2021	$4,491,811	-$	1,636,250	-$	639,485	$2,416,502	$292,755	$4,925,333
2020	$8,922,118	-$	2,309,978	-$	3,461,735	$2,676,941	$670,066	$6,497,412

(i)	Represents the grant date fair value of equity-based awards granted each year.
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(ii)	Represents the aggregate change in the actuarial present value of accumulated benefit under pension.

(iii)	The additions to the SCT Total reflect the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown.

(iv)	The additions to the SCT Total reflect the pension service cost calculated in accordance with the SEC methodology for determining CAP for each year shown.

Supplemental

PEO Equity Component of CAP:

Year	Year End Fair Value of Equity Awards Granted in the Year (i)	Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years (i)		Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (i)		Total Equity Award Adjustments (ii)

2023	$4,492,413		$3,454,852		$11,496	$7,958,761
2022	$3,680,802		$1,876,150		$11,088	$5,568,041
2021	$2,283,203		$134,440	-$	1,141	$2,416,502
2020	$3,213,825	-$	1,405,645		$868,761	$2,676,941

(i)	The amounts include both Performance Share and Restricted Stock Unit awards.

(ii)	Total Equity Award Adjustments includes dividend equivalents units earned in each fiscal year. No equity awards failed to meet vesting conditions for the fiscal years.

(d)	Each of the four fiscal years presented include the average SCT totals of the Non-PEO Named Executive Officers (NEOs) as applicable in each reporting year. For fiscal year 2023, non-PEO Named Executive Officers were: Kevin M. Rayment, K. Christopher Farkas, Paul J. Ferdenzi, and John C. Watts. For fiscal year 2022, non-PEO Named Executive Officers were: David C. Adams, Kevin M. Rayment, K. Christopher Farkas, Paul J. Ferdenzi, and John C. Watts. For fiscal year 2021, non-PEO Named Executive Officers were: David C. Adams, Kevin M. Rayment, Paul J. Ferdenzi, and K. Christopher Farkas. For fiscal year 2020, non-PEO Named Executive Officers were: Glenn E. Tynan, Thomas P. Quinly, Paul J. Ferdenzi, K. Christopher Farkas, and Harry S. Jakubowitz.

(e)	The Average Compensation Actually Paid was calculated by averaging the following when applicable, by year, for the non-PEO NEOs; SCT total then deducting the aggregate change in actuarial present value of their accumulated benefit under all defined benefit and actuarial pension plans reported in the SCT; deducting the amounts reported in the SCT for performance share and restricted stock unit awards; adding the pension service cost; adding the fair value as of the end of the covered fiscal year of all awards granted during the fiscal year that are outstanding and unvested as of the fiscal year-end; adding the amount equal to the change in fair value as of the end of the covered fiscal, whether positive or negative, of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year; and adding the amount equal to the change in fair value as of the vesting date, whether positive or negative, of any award granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year. Relative to CAP, the following amounts were deducted from and added to SCT total compensation:
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Average Non-PEO SCT Total to CAP Reconciliation:

Fiscal Year	Summary Compensation Table Total (i)	Deductions from SCT Total for Equity Awards (ii)		Deductions from SCT Total for Pension Benefits (iii)		Additions to SCT Total for Equity Awards (iv)	Additions to SCT Total for Pension Service Costs (v)	CAP

2023	$2,534,244	-$	664,125	-$	180,323	$2,083,304	$98,936	$3,872,036
2022	$4,654,705	-$	485,155	-$	131,443	$2,106,528	$239,215	$6,383,850
2021	$2,753,543	-$	1,086,255	-$	57,090	$1,381,658	$273,438	$3,265,294
2020	$2,138,218	-$	360,814	-$	975,281	$232,461	$219,055	$1,253,639

(i)	The amount in 2022 is inflated due to the lump sum distribution from the Curtiss-Wright Corporation Retirement Benefits Restoration Plan for the prior PEO Mr. Adams.

(ii)	Represents the grant date fair value of equity-based awards granted each year.

(iii)	Represents the aggregate change in the actuarial present value of accumulated benefit under pension.

(iv)	The additions to the SCT Total reflect the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown.

(v)	The additions to the SCT Total reflect the pension service cost calculated in accordance with the SEC methodology for determining CAP for each year shown.

Supplemental

Average Non-PEO Equity Component of CAP:

Year	Year End Fair Value of Equity Awards Granted in the Year (i)	Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years (i)		Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (i)		Total Equity Award Adjustments (ii)

2023	$991,219		$1,084,299		$7,786	$2,083,304
2022	$731,409		$1,360,288		$14,832	$2,106,529
2021	$1,431,205	-$	47,701	-$	1,846	$1,381,658
2020	$501,969	-$	455,390		$185,882	$232,461

(i)	The amounts include both Performance Shares and Restricted Stock Unit awards.

(ii)	Total Equity Award Adjustments includes dividend equivalents units earned in each fiscal year. No equity awards failed to meet vesting conditions for the fiscal years.

(f)	The amount represents the value of an initial fixed $100 Investment in Curtiss-Wright stock on December 31, 2019 assuming reinvestment of all dividends.

(g)	Peer group companies are the Aerospace & Defense Select Industry Index. The amount represents an initial fixed $100 Investment in the Company’s Peer Group on December 31, 2019 assuming reinvestment of all dividends.

(h)	Reflects net income in the Company’s Consolidated Statement of Earnings included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2023, 2022, 2021, and 2020.

(i)	Adjusted Operating Income, a non-GAAP measure, is operating income as adjusted for items referenced in the Company’s fourth quarter 2023, 2022, 2021, and 2020 earnings releases, respectively, furnished to the SEC on February 15, 2024, February 22, 2023, February 24, 2022, and February 25, 2021, respectively.
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For the fiscal year ending December 31, 2023, the most important financial performance measures used to link compensation actually paid to our NEOs to Company performance are set forth in the table below:

Most Important Financial Performance Measures
Adjusted Operating Income
Adjusted Earnings per Share
Total Shareholder Return
Total Sales Growth

The following graph compares the compensation actually paid to our PEO(s), the average of the compensation actually paid to our non-PEOs and the Company’s TSR performance with the TSR performance of the Aerospace & Defense Select Industry Index. The TSR amount represents the value of an initial fixed $100 Investment in Curtiss-Wright stock on December 31, 2019 assuming reinvestment of all dividends.

Compensation Actually Paid versus Total Shareholder Return

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The following graph compares the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our non-PEOs with the Company’s Net Income.

Compensation Actually Paid versus Net Income

The following graph compares the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our non-PEOs with the Company’s Adjusted Operating Income.

Compensation Actually Paid versus Adjusted Operating Income

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COMPENSATION OF DIRECTORS

The following table sets forth certain information regarding the compensation earned by or granted to each non-employee director who served on the Company’s Board of Directors in 2023. Ms. Bamford, the only current director who is an employee of the Company, is not compensated for her services as a Board member.

Director Compensation

Name	Fees Earned or Paid in Cash ($) (a)	Stock Awards ($) (b)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Compensation Earnings ($)	All Other Compensation ($)	Total

David C. Adams (c)	$18,750	$135,000	—	—	—	—	$153,750
Dean M. Flatt	$112,500	$135,000	—	—	—	—	$247,500
S. Marce Fuller	$140,000	$135,000	—	—	—	—	$275,000
Bruce D. Hoechner	$100,000	$135,000	—	—	—	—	$235,000
Glenda J. Minor	$100,000	$135,000	—	—	—	—	$235,000
Anthony J. Moraco	$100,000	$135,000	—	—	—	—	$235,000
William F. Moran	$75,000	$35,000	—	—	—	—	$110,000
John B. Nathman (c)	$25,000	$135,000	—	—	—	—	$160,000
Robert J. Rivet	$122,500	$135,000	—	—	—	—	$257,500
Peter C. Wallace	$112,500	$135,000	—	—	—	—	$247,500
Larry D. Wyche	$75,000	$35,000	—	—	—	—	$110,000

(a)	Represents all fees earned or paid for services as a director, including annual retainer, lead director fee, committee membership fee, and committee chairman retainers, and includes amounts deferred. Directors have a choice to receive all or a portion of their director fees paid in cash, stock, or a combination of the two. Directors also have a choice to defer all or a portion of director fees paid in cash or stock. For fiscal 2023, Messrs. Adams and Moraco elected to receive all of their director fees in stock, as set forth in the table below.

Name	Stock Award (#)*	Grant Date Fair Value ($)	Pay Date

Mr. Adams	106	$18,750	March 31, 2023
Mr. Moraco	18	$3,125	March 31, 2023
	18	$3,125	March 31, 2023
	106	$18,750	March 31, 2023
	17	$3,125	June 30, 2023
	17	$3,125	June 30, 2023
	102	$18,750	June 30, 2023
	16	$3,125	September 30, 2023
	16	$3,125	September 30, 2023
	96	$18,750	September 30, 2023
	14	$3,125	December 31, 2023
	14	$3,125	December 31, 2023
	84	$18,750	December 31, 2023

*	Shares rounded up to the next whole number of shares

(b)	The values shown represent the aggregate grant date fair value for 2023 computed in accordance with FASB ASC Topic 718. In February 2023, each then non-employee Director was awarded 787 shares of restricted Common Stock as annual stock grant, each having a full fair value of $135,000 based on the market value of the Common Stock on the grant date pursuant to FASB ASC Topic 718. In May 2023, Messrs. Moran and Wyche received 214 shares of restricted Common Stock as an award for a newly elected member of the Board, having a full fair value of $35,000 based on the market value of the Common Stock on the grant date pursuant to FASB ASC Topic 718, The aggregate number of stock awards outstanding as of December 31, 2023 are
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as follows: Ms. Minor – 308; Mr. Moraco – 1,057; Mr. Moran – 214; Mr. Rivet – 787; and Mr. Wyche – 214.

(c)	Messrs. Adams and Nathman retired from the Board and did not stand for election effective as of May 4, 2023.

In 2023, each non-employee Director of the Company was paid an annual retainer of $75,000 plus $12,500 for each committee for which such director is a member. The chairpersons of the Audit Committee, Committee on Directors and Governance, Executive Compensation Committee, and Finance Committee of the Board of Directors were paid an additional annual retainer of $22,500, $12,500, $15,000, and $12,500, respectively. The Lead Independent Director was paid an additional annual retainer of $25,000. Director compensation is reviewed every other year. Based on peer and market data and advise from FW Cook, in November 2023 the Board approved the following changes to Director compensation for 2024: (i) the annual Board retainer was increased to $85,000, (ii) the annual equity award was increased to $145,000, (iii) the Lead Independent Director annual retainer was increased to $30,000, and (iv) the annual retainers for the chairpersons of the Audit Committee, Committee on Directors and Governance, Executive Compensation Committee, and Finance Committee were increased to $25,000, $15,000, $20,000, and $15,000, respectively. The next Director compensation review will occur in November 2025 for compensation to be paid in 2026. Pursuant to the Company’s 2014 Omnibus Incentive Plan, the Company’s non-employee Directors may elect to receive their annual retainer, Chairperson fee, committee membership fees, and Lead Independent Director fee in the form of our Common Stock, cash, or both and may elect to defer the receipt of such stock or cash.

In addition to the annual retainer and meeting fees described above, under the Company’s 2014 Omnibus Incentive Plan, the Company, acting through the Committee on Directors and Governance, has the discretionary authority to make equity grants to non-employee Directors. With respect to fiscal 2024, each non-employee Director was granted 641 shares of restricted Common Stock effective February 2024 based on a market value of $145,000 on the grant date with such shares subject to forfeiture based upon failing to remain on the Board for a one-year period. In addition to the foregoing, the Company’s policy is to award each newly appointed Director upon appointment a grant of restricted Common Stock valued at $35,000 based on the market value of the Common Stock on the grant date with such shares subject to forfeiture based upon failing to remain on the Board for a five-year period. Each Director must also accumulate a total position in the Common Stock with a value of five times the annual retainer.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act and the rules thereunder of the SEC require the Company’s Directors, Officers, and beneficial owners of more than 10% of the Common Stock to file reports of their ownership and changes in ownership of Common Stock with the Commission. Personnel of the Company generally prepare these reports on behalf of the Directors and Officers on the basis of information obtained from each Director and Officer. Based solely on a review of these reports filed with the SEC and on the written representations from the Directors and Officers, the Company believes that all reports required by Section 16(a) of the Securities and Exchange Act to be filed during the year ended December 31, 2023 were filed on time.

Certain Relationships and Related Transactions

The Company’s legal department is primarily responsible for identifying relationships and transactions in which the Company and a director, any nominee for director, executive officer or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by them, are participants to determine whether any of these related persons had or will have a direct or indirect material interest. In order to identify potential related person transactions, the Company’s legal department annually prepares and distributes to all directors, nominees for directors, and executive officers a written questionnaire, which includes questions intended to elicit information about any related person transactions. Further enhancing the Company’s commitment to identify any transactions with related persons, the Company’s finance department adopted a related party transactions policy, which requires each of the business units to identify and

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disclose to the Company’s corporate controller and general counsel all related person transactions on a quarterly basis or on such shorter intervals as the situation arises.

The Company’s corporate governance guidelines, applicable to Directors, and the Company’s code of conduct, applicable to all employees of the Company, including executive officers (copies of which may be viewed within the Corporate Governance section of the Company’s website at https://curtisswright.com/investor-relations/governance/governance-documents and are available in print, without charge, upon written request to the Company’s Corporate Secretary), prohibits such individuals from engaging in specified activities without prior approval. These activities typically relate to conflict-of-interest situations where a director, executive officer, an employee, or member of their immediate family may have significant financial or business interests in another company competing with or doing business with the Company, or who stands to benefit in some way from such a relationship or activity. If a director or executive officer believes that, as a result of a transaction with the Company, he or she has an actual or potential conflict of interest with the Company, he or she must promptly notify the Company’s General Counsel. In case of a transaction involving a director, he or she must also notify the Chairperson of the Committee on Directors and Governance (or in case of a transaction involving the Chairperson of the Committee on Directors and Governance, notify the other members of the Committee on Directors and Governance).

The Board of Directors has responsibility for reviewing and approving or ratifying related person transactions to the extent a director, nominee for director, executive officer or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by them, are participants. To the extent that a proposed related-person transaction may involve a director, such individual may not participate in any decision by the Board that in any way relates to the matter that gives rise to the conflict of interest. The Company’s corporate controller and general counsel has responsibility for reviewing and approving or ratifying all other transactions in which the Company and any other employee (other than an executive officer) or his or her immediate family members has a direct or indirect material interest.

Neither the corporate governance guidelines nor code of conduct specify the standards to be applied by the Board of Directors or the Company’s corporate controller and general counsel, as applicable, in reviewing transactions with related persons. However, the Company expects that in general the Board of Directors or the Company’s corporate controller and general counsel, as applicable, will consider all of the relevant facts and circumstances, including, if applicable, but not limited to: (i) the benefits to the Company; (ii) the impact on a Director’s independence in the event the related person is a Director, an immediate family member of a Director, or an entity in which a Director is a partner, shareholder, or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available for similar transactions with unrelated third parties.

During fiscal year 2023, there were no proceedings to which any of our Directors, executive officers, affiliates, holders of more than five (5%) percent of our Common Stock, or any associate (as defined in the Proxy Rules) of the foregoing were adverse to the Company or any of its subsidiaries. During fiscal year 2023, none of our Directors, nominees for directors, executive officers, holders of more than five (5%) percent of our Common Stock, or any members of their immediate family had a direct or indirect material interest in any transactions or series of transactions with the Company in which the amount involved exceeded or exceeds $120,000.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of February 16, 2024 for the beneficial ownership of Common Stock by (a) each stockholder who, to the Company’s knowledge, is the beneficial owner of more than 5% of the outstanding shares of any class of Common Stock, (b) each current Director of the Company, (c) each nominee for election as a Director of the Company, (d) each of the executive officers of the Company named in the Summary Compensation Table above (the “Named Executive Officers”), and (e) all current Directors and executive officers of the Company as a group. The percentages in the third column are based on 38,290,701 shares of Common Stock issued and outstanding on February 16, 2024. In each case, except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly or indirectly by the individuals or

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members of the group named in the first column, with sole voting and dispositive power. For purposes of this table, beneficial ownership is determined in accordance with the federal securities laws and regulations. Inclusion in the table of shares not owned directly by the Director or Named Executive Officer does not constitute an admission that such shares are beneficially owned by the Director or Named Executive Officer for any other purpose.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Class

BlackRock, Inc.	4,151,787	(a)	10.8%
The Vanguard Group	3,635,575	(b)	9.4%
Lynn M. Bamford	53,116	(c)(d)	*
K. Christopher Farkas	23,782	(c)(d)(i)	*
Paul J. Ferdenzi	30,607	(c)(d)	*
Dean M. Flatt	10,607	(c)(f)	*
S. Marce Fuller	11,446	(c)(f)(h)	*
Bruce D. Hoechner	887	(c)(f)	*
Glenda J. Minor	1,661	(c)(e)(f)	*
Anthony J. Moraco	4,404	(c)(e)	*
William F. Moran	214	(c)(e)(f)	*
Kevin M. Rayment	34,514	(c)(d)	*
Robert J. Rivet	13,486	(c)(e)(f)(h)	*
Peter C. Wallace	4,986	(c)(f)(j)	*
John C. Watts	5,844	(c)(d)	*
Larry D. Wyche	1,021	(c)(e)	*
Directors and Executive Officers as a group (16 persons)	212,114	(g)	*

*	Less than 1%.

(a)	Address is 40 East 52nd Street, New York, New York, 10022. The information as to the beneficial ownership of Common Stock by BlackRock, Inc. was obtained from Amendment No. 3, dated January 23, 2024, its statement on Schedule 13G, filed with the Securities and Exchange Commission. Such report discloses that at December 31, 2023, BlackRock, Inc. possessed sole voting and sole dispositive power with respect to 3,945,100 and 4,151,787 shares of Common Stock, respectively.

(b)	Address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The information as to the beneficial ownership of Common Stock by The Vanguard Group was obtained from Amendment No. 11, dated February 13, 2024, to its statement on Schedule 13G, filed with the Securities and Exchange Commission. Such report discloses that at December 31, 2023, The Vanguard Group: (1) possessed sole voting power with respect to -0- shares of Common Stock, (2) possessed sole dispositive power with respect to 3,585,762 shares of Common Stock, (3) possessed shared voting power with respect to 13,724 shares of Common Stock, and (4) possessed shared dispositive power with respect to 49,813 shares of Common Stock.

(c)	Address is c/o Curtiss-Wright Corporation, 130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036.

(d)	Includes shares of time-based restricted Common Stock owned by the Named Executive Officers as follows (and subject to forfeiture under the Company’s 2014 Omnibus Incentive Plan) that vest on the third anniversary of the date of grant: Lynn M. Bamford, 24,548; K. Christopher Farkas, 11,702[2] ; Paul J. Ferdenzi, 11,867[3] ; Kevin M. Rayment, 16,746, and John C. Watts, 1,738.

[2]	5,660 of these shares of time-based restricted stock vest on December 15, 2026 pursuant to a Restricted Stock Unit Agreement entered into between the Company and Mr. Farkas on December 16, 2021.
[3]	5,660 of these shares of time-based restricted stock vest on December 15, 2026 pursuant to a Restricted Stock Unit Agreement entered into between the Company and Mr. Ferdenzi on December 16, 2021.
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(e)	Includes shares of restricted Common Stock owned by the non-employee Directors as follows (and subject to forfeiture under the Company’s 2014 Omnibus Incentive Plan): Glenda J. Minor, 308; Anthony J. Moraco, 911; William F. Moran, 214; Robert J. Rivet, 787; and Larry D. Wyche, 855.

(f)	Does not include shares of Common Stock granted to the non-employee Directors (under the Company’s 2005 Stock Plan for Non-Employee Directors and 2014 Omnibus Incentive Plan, as applicable) that he or she has elected to defer receipt of until a later period as the Director neither has nor shares voting or investment power with respect to these shares and is not deemed the beneficial owner, as follows: Dean M. Flatt, 5,297; S. Marce Fuller, 22,316; Bruce D. Hoechner, 7,077; Glenda J. Minor, 3,508; William F. Moran, 641; Robert J. Rivet, 1,617; and Peter C. Wallace, 3,677.

(g)	Includes shares of Common Stock as indicated in the preceding footnotes.

(h)	Share total rounded down to the next whole number of shares respecting fractional shares purchased pursuant to a broker-dividend reinvestment plan.

(i)	Includes 4,516 shares held in trust over which Mr. Farkas and his spouse share voting and investment power.

(j)	Includes 4,986 shares held in trust over which Mr. Wallace has sole voting and investment power.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Deloitte & Touche LLP (“Deloitte”) to act as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024, subject to the ratification by the Company’s stockholders at this Annual Meeting as required by the By-laws of the Company. The Board of Directors requests that stockholders ratify such appointment. If the stockholders fail to ratify the appointment of Deloitte, our Audit Committee will appoint another independent registered public accounting firm to perform such duties for the current fiscal year and submit the name of such firm for ratification by our stockholders at the next Annual Meeting of stockholders. Deloitte has been retained as the Company’s independent registered public accounting firm since 2003.

The Audit Committee annually reviews Deloitte’s performance in deciding whether to retain Deloitte or engage a different independent registered public accounting firm. In making such determination, the Audit Committee considers, among other things, (i) an evaluation of Deloitte’s historical and recent performance on the Company’s audit; (ii) Deloitte’s capability and expertise in handling the breadth and complexity of the Company’s worldwide operations; (iii) recent Public Company Oversight Board (PCAOB) reports on Deloitte and its peer firms; (iv) appropriateness of Deloitte’s fees for audit and non-audit services, on both an absolute basis and as compared to its peer firms; and (v) the benefits of having a long-tenured auditor such as (1) a higher quality audit due to Deloitte’s institutional knowledge and deep understanding of the Company’s business, accounting policies and practices, and internal control over financial reporting; (2) an efficient fee structure as Deloitte’s fees are competitive with peer companies because of Deloitte’s familiarity with the Company’s business and industry; and (3) avoiding the costs and disruptions, including management time and distractions, associated with bringing on a new independent auditor. Based on this evaluation, the Audit Committee believes that the continued retention of Deloitte to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

Representatives of Deloitte are expected to be present at the Annual Meeting to make such statements and answer such questions as are appropriate.

Ratification of the appointment of Deloitte will require the affirmative vote of a majority of the shares of Company Common Stock present in person or represented by proxy and (eligible to vote) at the Annual Meeting, assuming the presence of a quorum. As further discussed in the section titled “Broker non-votes” on page 10 of this Proxy Statement, if you own shares of Common Stock through a bank, broker or other holder of record and you do not instruct your bank, broker or other holder of record on how to vote on this “routine” proposal, your bank, broker or other holder of record will

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nevertheless have authority to vote your shares on this “routine” proposal in your banks’, brokers’ or other holders’ of record discretion.

Disclosure about Fees

The following table presents the aggregate fees billed by our independent registered public accountants, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates for the audit of our annual financial statements for the calendar years ended December 31, 2023 and 2022, as well as other services provided during those periods:

	2023	2022

Audit Fees (a)	$4,461,500	$3,935,000
Audit-Related Fees (b)	$36,000	—
Tax Fees (c)	$55,000	$94,000
All Other Fees (d)	$6,000	$6,000
Total	$4,558,500	$4,035,000

(a)	Audit Fees consist of fees billed for services rendered for the annual audit of our consolidated financial statements, audit of the effectiveness of our internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act, review of condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not reported under the caption “Audit Fees”.

(c)	Tax Fees consist of fees billed for services rendered for tax compliance, tax advice, and tax planning. The fees for 2023 and 2022 relate principally to preparation of tax returns and other tax compliance services directly related to such returns.

(d)	All Other Fees for 2023 and 2022 consist of fees billed for research tools.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee has adopted a policy to pre-approve audit and permissible non-audit services, provided by the independent accountants. Annually, the Audit Committee will approve the scope of the audit services to be performed during the fiscal year as outlined in an engagement letter proposed by the independent accountants. For permissible non-audit services, the Audit Committee approves in advance all non-audit services below $500,000 to be provided by the independent accountants so long as no individual service exceeds $100,000. The Company’s pre-approval policy includes a detail list of permissible services and is provided to the Audit Committee. Non-audit services greater than $100,000 or for any service when aggregate services have exceeded the $500,000, separate pre-approval by the Audit Committee is obtained. We routinely (at least quarterly) inform the Audit Committee as to the nature, extent, and fees of services provided by the independent accountants in accordance with this pre-approval policy for the services performed to date. During fiscal year 2023, all of the Audit-Related Fees, Tax Fees, and All Other Fees in the table above were approved by the Audit Committee. The Company believes that none of the time expended on Deloitte & Touche LLP’s engagement to audit the Company’s financial statements for fiscal 2023 and 2022 was attributable to work performed by individuals other than Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates full-time, permanent employees.

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RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE &
TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024
(PROPOSAL 2).

PROPOSAL THREE: APPROVAL OF THE CURTISS-WRIGHT CORPORATION
2024 OMNIBUS INCENTIVE PLAN

Overview

On February 8, 2024, the Board of Directors, upon the recommendation of the Executive Compensation Committee, adopted the Curtiss-Wright Corporation 2024 Omnibus Incentive Plan (the “2024 Omnibus Incentive Plan”), subject to the approval of the stockholders at this Annual Meeting. The 2024 Omnibus Incentive Plan is intended to replace the Company’s 2014 Omnibus Incentive Plan (the “Prior Plan”), which was approved by the Company’s stockholders at the Company’s 2014 annual meeting on May 2, 2014. The 2024 Omnibus Incentive Plan will become effective as of the date of this Annual Meeting (the “Effective Date”) if approved by the Company’s stockholders and will not become effective if such approval is not received. If the 2024 Omnibus Incentive Plan is approved by the Company’s stockholders, 1,560,000 shares of the Company’s common stock will be available for awards under the 2024 Omnibus Incentive Plan, less one share for every one share that was subject to an award granted under the Prior Plan after December 31, 2023, and prior to the Effective Date of the 2024 Omnibus Incentive Plan. Stockholder approval of the 2024 Omnibus Incentive Plan is necessary for purposes of complying with New York Stock Exchange approval requirements for equity compensation plans.

The purpose of the 2024 Omnibus Incentive Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by (i) providing eligible employees, officers, non-employee directors, consultants, and advisors of the Company with incentives that align their interests with stockholders’ interests and that contribute to the long-term growth and profitability of the Company, and (ii) enabling the Company to attract, retain and motivate highly qualified employees, officers, non-employee directors, consultants, and advisors who are in a position to make significant contributions to the Company for its successful operations.

The Prior Plan will expire by its terms on May 2, 2024, which is the Effective Date of the 2024 Omnibus Incentive Plan, and no further grants may be made under the Prior Plan after this date. However, all outstanding awards under the Prior Plan will continue to be governed by the terms of the Prior Plan. If the 2024 Omnibus Incentive Plan is not approved by the Company’s stockholders at this Annual Meeting, the Company will be unable to maintain its current equity granting practices, and, therefore, it will be at a significant competitive disadvantage in the extremely competitive labor markets in which it competes in attracting, retaining, and motivating talented individuals who contribute to the Company’s success. The Company will also be compelled to replace equity incentive awards with additional cash awards, which may not align with the interests of the Company’s stockholders as effectively as equity incentive awards.

Considerations for the Approval of the 2024 Omnibus Incentive Plan

Corporate Governance Best Practices

The 2024 Omnibus Incentive Plan has been designed to build upon the effectiveness of the Prior Plan and the 2024 Omnibus Incentive Plan incorporates certain corporate governance best practices to further align the Company’s equity compensation program with the interests of the Company’s stockholders. The following is a list of some of these best practices, which are intended to protect the interest of the Company’s stockholders:

•	No “Evergreen” Provision: the 2024 Omnibus Incentive Plan does not provide for automatic annual increases in the share reserve without stockholder approval.
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•	Minimum Vesting Requirements: Awards under the 2024 Omnibus Incentive Plan are subject to a minimum vesting period of one year from the date of grant, with only narrow exceptions, which the Company believes strengthen employees’ interest in creating long-term value for stockholders.

•	Restricted Dividends and Dividend Equivalents on Awards: Dividends and dividend equivalents will not be paid on shares subject to outstanding stock options or stock appreciation rights. The 2024 Omnibus Incentive Plan permits payment of dividends and dividend equivalents on awards subject to a vesting condition only if and when the underlying award vests.

•	No Discounted Stock Options or Stock Appreciation Rights: Stock options and SARs must have an exercise price per share that is no less than the fair market value of the Company’s common stock on the date of grant.

•	No Repricing: Repricing of stock options and SARs is not permitted without stockholder approval, except for adjustments with respect to certain specified extraordinary corporate transactions.

•	No “Single Trigger” Vesting: Awards granted under the 2024 Omnibus Incentive Plan will not vest automatically upon a change in control, unless such awards are not assumed, substituted or continued by a successor entity.

•	Limit on Non-Employee Director Compensation: The maximum aggregate grant date fair value of all awards granted to any non-employee director in any calendar year is $500,000.

•	Clawback of Awards: Awards are subject to any “clawback”, recovery, or recoupment policy that is, or may be, maintained by the Company.

•	No Excise Tax Gross-Ups: The 2024 Omnibus Incentive Plan does not provide for any tax gross-ups.

•	No Reload Stock Options: Stock options issued under the 2024 Omnibus Incentive Plan do not provide for the automatic grant of the same number of stock options used to pay for the exercise price of the stock options.

•	No “liberal” change in control definition: The 2024 Omnibus Incentive Plan defines change in control based, in part, on the consummation of the transaction rather than the announcement or stockholder approval of the transaction.

Reasonable Burn Rate

The Company recognizes the dilutive impact of its equity compensation on stockholders and continuously strives to balance this concern with the competition for talent. In the process used to determine the number of shares to be reserved for issuance under the 2024 Omnibus Incentive Plan, the Company reviewed information regarding the burn rate and dilution metrics discussed below. The Company believes the potential dilution to stockholders is reasonable and sustainable to meet its business goals.

The Company considered its annual share pool usage over the most recently completed three-year period (or “burn rate”) with respect to the equity awards granted by the Company, as shown in the table below:

Burn Rate Information (3)	2021	2022	2023

Stock Options Granted	—	—	—
Time-Based Restricted Stock Units Granted	74,000	49,000	58,000
Performance Share Units Earned and Vested	27,000	29,000	57,000
Total Awards Granted (1)	101,000	78,000	115,000
Weighted Average Common Shares Outstanding (Basic)	40,417,000	38,386,000	38,283,000
Burn Rate (2)	0.25%	0.20%	0.30%

(1)	Total Awards Granted is the sum of Time-Based Restricted Stock Units granted and Performance Share Units earned and vested.
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(2)	Burn rate is calculated as (A) Total Awards Granted during the fiscal year, divided by (B) the weighted average common shares outstanding for the applicable year.

(3)	Share totals are rounded.

The Company’s three-year average burn rate is 0.25%.

Reasonable Dilution

The Company considered the potential dilution to stockholders that may result from the issuance of shares pursuant to outstanding equity awards and equity awards to be reserved for issuance under the 2024 Omnibus Incentive Plan. The table below sets forth information regarding the total equity dilution as of December 31, 2023:

Dilution Information	2023

Stock Options Outstanding	—
Time-Based Restricted Stock Units Outstanding	236,110
Performance Share Units Outstanding	83,718
Total Awards Outstanding (1)	319,828	(3)
Total Number of Shares Available for Future Grant under 2024 Omnibus Incentive Plan	1,560,000
Common Stock Outstanding	38,202,754
Dilution (2)	4.68%

(1)	Total Awards Outstanding is the sum of the number of shares subject to Time-Based Restricted Stock Units and Performance Share Units outstanding as of the end of December 31, 2023.

(2)	Dilution is calculated by dividing (x) Total Awards Outstanding plus the total number of shares available for grant under the 2024 Omnibus Incentive Plan (“Total Plan Shares”) in accordance with the terms of such plan, divided by (y) the sum of total common shares outstanding as of December 31, 2023, plus Total Awards Outstanding and Total Plan Shares.

(3)	Consists of shares issuable upon vesting of performance share units, restricted shares, restricted stock units, and shares to non-employee directors under the 2005 and 2014 Omnibus Incentive Plan.

If approved, the shares to be reserved for issuance under the 2024 Omnibus Incentive Plan, plus the number of shares subject to outstanding equity awards as of December 31, 2023, would result in total equity dilution of 4.68% on December 31, 2023, based on the number of shares of common stock outstanding as of such date.

Sufficiency for Projected Future Grants

The Company currently intends that the share reserve requested under the 2024 Omnibus Incentive Plan will be sufficient to fund the Company’s equity compensation needs for the foreseeable future. This assumes the Company continues to grant awards consistent with its historical usage and current practices, as reflected in our historical burn rate discussed above. The Company cannot predict its future equity grant practices, the future price of its shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2024 Omnibus Incentive Plan could last for a shorter or longer time.

Summary of the Material Terms of the 2024 Omnibus Incentive Plan

The 2024 Omnibus Incentive Plan includes terms that reflect the Company’s strong commitment to governance measures and plan design features considered important to stockholders. The following is a summary of the material terms and principal features of the 2024 Omnibus Incentive Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the 2024 Omnibus Incentive Plan. A copy of the 2024 Omnibus Incentive Plan has been filed with the SEC with this Proxy Statement as Appendix A. Stockholders are urged to read the complete text of the 2024 Omnibus Incentive Plan.

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Purpose. The 2024 Omnibus Plan is designed to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the awards granted thereunder.

Eligible Participants. Generally, any employee, non-employee director, consultant, or advisor of the Company or any subsidiary is eligible to participate in the 2024 Omnibus Plan. Since the 2024 Omnibus Incentive Plan provides the Executive Compensation Committee with discretion in selecting participants and making awards, the total number of persons who will participate in the 2024 Omnibus Incentive Plan cannot be determined at this time. In fiscal year end 2023, approximately 464 participants were granted awards under the Prior Plan.

Awards. Awards under the 2024 Omnibus Incentive Plan may be made in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, and performance cash, performance shares or performance units to any employee, officer, non-employee director, consultant, and advisor of the Company or any of its subsidiaries who is expected to make significant contributions to the success of the Company and the growth of its business (an “Eligible Participant”). Eligible Participants will be identified by the Company’s Executive Compensation Committee (the “Committee”).

The Committee may, in its sole discretion, grant other types of awards, which awards may be payable in cash, stock, other property, or any combination thereof. Such awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

Shares Available for Awards. If this proposal is approved by the stockholders, subject to adjustment in accordance with the 2024 Omnibus Incentive Plan, the maximum aggregate number of shares of common stock that may be issued under the 2024 Omnibus Incentive Plan will be 1,560,000 less one share of common stock for every one share of common stock granted under any Prior Plan after December 31, 2023 and prior to the effective date of the 2024 Omnibus Incentive Plan. The foregoing limit will be increased on a one-for-one basis by the number of shares of common stock with respect to which awards previously granted under the 2024 Omnibus Incentive Plan or after December 31, 2023 with respect to any Prior Plan are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares. In addition, if shares of common stock are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations under the 2024 Omnibus Incentive Plan or after December 31, 2023, with respect to awards under any Prior Plan, the foregoing limit will also be increased by the shares so tendered or withheld on a one-for-one basis. Further, in the case of any substitute award (as defined in the 2024 Omnibus Incentive Plan), such substitute award will not be counted against the number of shares reserved under the 2024 Omnibus Incentive Plan.

Limits on Awards to Non-employee Directors. No non-employee director may be granted awards in any single year having an aggregate grant date fair value greater than $500,000.

Minimum Vesting Requirements. Each award granted pursuant to the 2024 Omnibus Incentive Plan will vest over a period of not less than one year following the date of grant except for (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries, (ii) shares of common stock delivered in lieu of fully vested cash obligations, (iii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional awards the Committee may grant, up to a maximum of 5% of the shares of common stock available for issuance under the 2024 Omnibus Incentive Plan. However, the Committee may, in its sole discretion, accelerate the vesting of an award or otherwise lapse or waive this requirement upon the participant’s retirement, death, disability or a change in control. In addition, the Committee may grant awards that are not subject to these minimum vesting requirements with respect to 5% or less of the maximum aggregate number of shares available for issuance under the 2023 Plan (as may be adjusted in accordance with the terms of the 2024 Omnibus Incentive Plan).

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Administration of the 2024 Omnibus Plan. The 2024 Omnibus Incentive Plan will be administered by the Committee.

The Committee has authority under the 2024 Omnibus Incentive Plan to:

•	designate Eligible Participants;

•	determine the types of awards to grant; the number of shares to be covered by awards; the terms and conditions of awards; whether awards may be settled or exercised in cash, shares, or other property; the circumstances under which awards may be canceled or suspended; and whether awards may be deferred automatically or at the election of the holder;

•	correct any defect, supply any omission or reconcile any inconsistency in the 2024 Omnibus Incentive Plan or any award agreement, in the manner and to the extent it shall deem desirable to carry the 2024 Omnibus Incentive Plan into effect;

•	interpret and administer the 2024 Omnibus Incentive Plan and any instrument or agreement relating to, or award made under, the 2024 Omnibus Incentive Plan;

•	establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 2024 Omnibus Incentive Plan;

•	determine whether any award, other than a stock option or stock appreciation right, will have Dividend Equivalents; and

•	make any other determination and take any other action deemed necessary or desirable for the administration of the 2024 Omnibus Incentive Plan.

To the extent not inconsistent with applicable law, with respect to awards intended to comply with the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are traded, the Committee may delegate the authority to grant awards under the 2024 Omnibus Incentive Plan, to (i) one or more executive officers of the Company (except that such delegation will not be applicable to any award for a person who is a director or executive officer of the Company then covered by Section 16 of the Exchange Act) and (ii) one or more committees of the Board (which may consist solely of one director).

Types of Awards. The following is a summary of the types of awards available under the 2024 Omnibus Incentive Plan. In general, the Committee has the authority to determine all terms and conditions of awards, except where such authority is limited by an express provision of the 2024 Omnibus Incentive Plan.

Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The Committee may grant stock options that are either incentive stock options or non-qualified stock options. The per share exercise price of a stock option (other than a substitute award) will be determined by the Committee and may not be less than the closing price of a share on the grant date. The Committee will determine the date after which each stock option may be exercised and the expiration date of each option, provided that no option will be exercisable more than ten years after the grant date. Options that are intended to qualify as incentive stock options must meet the requirements of Section 422 of the Code.

Stock Appreciation Rights (“SARs”). A stock appreciation right entitles the holder to receive, for each share as to which the award is granted, cash, shares, other property, or any combination thereof, an amount equal to the excess of (i) the fair market value of one share on the date of exercise (or such amount less than such fair market value as the Committee will so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the SAR.

Restricted Stock. A restricted stock award is a delivery of common stock, subject to transfer restrictions and a risk of forfeiture. Except as may otherwise be provided by the Committee, (subject to the plan’s minimum vesting requirements), upon the termination of the award holder’s employment or service for any reason during the period before the restricted stock has vested, or in the event the conditions to vesting are not satisfied, the restricted stock that has not vested will be forfeited. Unless the Committee determines otherwise, during the restricted period, the award holder will have the right to vote the restricted stock. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant, unless otherwise provided by the

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Committee, and cash dividends otherwise payable on a restricted stock award will accrue and be paid only at such time as the vesting conditions applicable to the underlying award have been satisfied.

Restricted Stock Units (“RSUs”). An RSU award entitles the award holder to receive one share of common stock (or the fair market value of a share in cash or other property) at a specified future time. The Committee may condition the delivery of the shares, cash or other property upon the completion of a specified period of service, the attainment of specific performance goals, or other criteria, or may provide for the unconditional delivery of the shares, cash or other property on the specified date. The delivery date may be at or after the vesting requirements have been satisfied. In the event of termination of employment or service before the RSU award has vested, the award will be forfeited, except as may be provided by the Committee (subject to the plan’s minimum vesting requirements). RSUs will carry no voting rights until such time as shares of common stock are actually issued. The Committee has the right to determine whether and when dividend equivalents will be paid with respect to an RSU award, except that dividend equivalents otherwise payable on an RSU award will accrue and be paid only at such time as the vesting conditions applicable to the underlying award have been satisfied.

Other Share-Based Awards. The Committee is authorized to grant awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares or other property (“Other Share-Based Awards”), including deferred stock units. Non-employee directors will be eligible to elect to defer their fees or retainers and receive Other Share-Based Awards in the form of deferred stock units or deferred cash in lieu of all or a portion of their annual retainer, any chairman retainer, or meeting fees. In addition, non-employee directors may elect to receive Other Share-Based Awards in the form of deferred stock units or deferred cash in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee will, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units or cash.

Performance Awards. The Committee is authorized to grant awards, denominated and/or payable in cash, common stock, or other property, where either the grant or vesting of the award is subject to satisfaction of pre-established performance conditions. The Committee may use such business criteria and other measures of performance as it deems appropriate in establishing any performance conditions.

Dividends and Dividend Equivalents. In no event shall dividends or dividend equivalents be paid with respect to stock options or SARs. Notwithstanding any other provision of the Plan to the contrary, with respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) will either (i) not be paid or credited with respect to such award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and will only be paid at the time or times such vesting requirement(s) are satisfied.

Change in Control. Except as otherwise specifically provided in the applicable award agreement, upon the consummation of a change in control (as defined in the 2024 Omnibus Incentive Plan), in which the successor company assumes or substitutes for a stock option, SAR, restricted stock award, RSU award or Other Share-Based award (or in which the Company is the ultimate parent corporation and continues the award), if an Eligible Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such change in control (or such other period set forth in the award agreement, including prior thereto if applicable) and under the circumstances specified in the award agreement: (i) stock options and SARs outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to restricted stock and RSUs outstanding as of the date of such termination of employment will lapse and the restricted stock and RSUs will become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards will lapse, and such Other Share-Based Awards will become free of all restrictions, limitations and conditions and become fully vested and

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transferable to the full extent of the original grant. To the extent the successor company does not assume or substitute for a stock option, SAR, restricted stock award, RSU award or Other Share-Based award (or in which the Company is the ultimate parent corporation and does not continue the award), then immediately prior to the change in control: (i) those stock options and SARs outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) will immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock and RSUs that are not assumed or substituted for (or continued) will lapse and the restricted stock and RSUs will become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) will lapse, and such Other Share-Based Awards or such other awards will become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the shares or the value thereof, such adjustments and other substitutions will be made to the 2024 Omnibus Incentive Plan and to awards in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including adjustments in the number and class of shares of stock available for awards under the 2024 Omnibus Incentive Plan, and the number, class and exercise or grant price of shares subject to awards outstanding under the 2024 Omnibus Incentive Plan.

Cancellation of Award; Forfeiture of Gain. The Committee reserves the right to cancel all or any portion of any outstanding awards and cause a forfeiture of the gain realized by an Eligible Participant with respect to an award on account of a restatement of the Company’s financial statements or actions taken by, or failed to be taken by, the Eligible Participant in violation or breach of, or in conflict with, any non-competition agreement, agreement prohibiting solicitation of employees or customers of the Company, non-disclosure covenant, or other agreement or any other obligation of the Eligible Participant to the Company.

Term. The 2024 Omnibus Incentive Plan will be effective on the date of the approval of the 2024 Omnibus Incentive Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. No award may be granted under the 2024 Omnibus Incentive Plan after the earliest to occur of (i) the 10-year anniversary of the date of stockholder approval of the 2024 Omnibus Incentive Plan, (ii) the maximum number of shares available for issuance under the 2024 Omnibus Incentive Plan has been issued or (iii) the Board terminates the 2024 Omnibus Incentive Plan.

2024 Omnibus Plan Amendment and Termination. Generally, the Board may, at any time, alter, amend, suspend or terminate the 2024 Omnibus Incentive Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the shares are traded. The Board may not (except pursuant to substitute awards, adjustment in certain circumstances as discussed under “Adjustments” above), without the approval of the Company’s stockholders, cancel a stock option or SAR in exchange for cash when the exercise or grant price per share exceeds the fair market value of one share or take any action with respect to a stock option or SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares are traded. In addition, no amendments to, or termination of, the 2024 Omnibus Incentive Plan will impair the rights of an Eligible Participant in any material respect under any award previously granted without such Eligible Participant’s consent.

Compensation Recovery. The Committee will have full authority to subject awards to clawback, recovery or recoupment as provided in the award agreement. Any awards granted under the 2024 Omnibus Incentive Plan will be subject to any clawback, recovery or recoupment arrangements or policies the Company has in place from time to time.

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U.S. Federal Income Tax Consequences

The information set forth below is a brief summary of certain of the U.S. federal income tax consequences to an Eligible Participant under the 2024 Omnibus Incentive Plan. It does not purport to be a complete discussion of all federal tax consequences, nor does it address any state, local or foreign tax considerations. The information is based upon current federal income tax rules and therefore is subject to change. Because the tax consequences to any Eligible Participant may depend on his or her particular situation, each Eligible Participant should consult his or her tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2024 Omnibus Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of the Company tax reporting obligations.

Incentive Stock Options (“ISO”). An Eligible Participant will not recognize taxable income on the grant or exercise of an ISO (although the excess of the fair market value of the common stock over the exercise price will be included for alternative minimum tax purposes in the year of exercise). An Eligible Participant will recognize taxable income when he or she disposes of the shares of common stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after its exercise (the “ISO holding period”), the Eligible Participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the Eligible Participant’s tax basis in the shares of common stock. An Eligible Participant’s tax basis in the shares of common stock acquired under an ISO generally will be the amount the Eligible Participant paid for the stock. If common stock acquired under an ISO is disposed of before the expiration of the ISO holding period described above, the Eligible Participant will recognize as ordinary income in the year of the disposition the excess of the fair market value of the common stock on the date of exercise of the ISO over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the Eligible Participant held the shares. Special rules apply if a participant pays the exercise price by delivery of common stock. The Company will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event an Eligible Participant disposes of common stock acquired under an ISO before the expiration of the ISO holding period described above, the Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the Eligible Participant recognizes on the disqualifying disposition.

Nonqualified Stock Options (“NQSOs”). An Eligible Participant will not recognize any taxable income on the grant of a NQSO. On the exercise of a NQSO, the Eligible Participant will recognize as ordinary income the excess of the fair market value of the common stock acquired over the exercise price. If the Eligible Participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. An Eligible Participant’s tax basis in the common stock then is the amount paid for the shares of common stock plus any amounts included in income on exercise of the NQSO. Special rules apply if a participant pays the exercise price by delivery of common stock. The exercise of a NQSO generally will entitle the Company to claim a federal income tax deduction equal to the amount of ordinary income the Eligible Participant recognizes on exercise of the NQSO.

Restricted Stock Awards. An Eligible Participant will recognize ordinary income on account of a Restricted Stock Award on the first day that the shares are either transferable or no longer subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the common stock on such date over the price, if any, paid for the stock. If the Eligible Participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. Dividends paid on Restricted Stock Awards prior to the date on which the forfeiture restrictions lapse generally will be treated as compensation that is taxable as ordinary income to the Eligible Participant. However, even if the shares under a Restricted Stock Award are both nontransferable and subject to a substantial risk of forfeiture, the Eligible Participant may make a special “83(b) election” to recognize income, and have his or her tax consequences determined, as of the date of grant of the Restricted Stock Award. The Eligible Participant’s tax basis in the shares

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received under the Restricted Stock Award will equal the income recognized plus the price, if any, paid for the Restricted Stock Award. The Company generally will be entitled to a federal income tax deduction equal to the ordinary income the Eligible Participant recognizes with respect to the Restricted Stock Award.

Restricted Stock Units (“RSUs”). An Eligible Participant will not recognize any taxable income at the time RSUs are granted. When the terms and conditions to which the RSUs are subject have been satisfied and the RSUs are settled, the Eligible Participant will recognize as ordinary income the fair market value of the common stock and the value of the cash (if the RSUs are settled in whole or in part in cash) he or she receives on settlement of the RSUs. If the Eligible Participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The Company generally will be entitled to a federal income tax deduction equal to the ordinary income the Eligible Participant recognizes on settlement of the RSUs.

Stock Appreciation Rights (“SARs”). An Eligible Participant will not recognize any taxable income at the time SARs are granted. The Eligible Participant at the time of receipt will recognize as ordinary income the amount of cash and the fair market value of the common stock that he or she receives on exercise of the SAR. If the Eligible Participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the Eligible Participant recognizes on exercise of the SAR.

Performance Awards. An Eligible Participant will not recognize any taxable income at the time Performance Awards are granted. When the terms and conditions to which the Performance Awards are subject have been satisfied and the Performance Awards are settled, the Eligible Participant will recognize as ordinary income the fair market value of the common stock and the value of the cash (if the Performance Awards are settled in whole or in part in cash) he or she receives on settlement of the Performance Awards. If the Eligible Participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The Company generally will be entitled to a federal income tax deduction equal to the ordinary income the Eligible Participant recognizes on settlement of the Performance Awards.

Other Share-Based Awards. The grant of Other Share-Based Awards will not be a taxable event for the Eligible Participant. When the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the Eligible Participant.

Cash Payments. An Eligible Participant of a cash performance award or other cash payment generally will recognize ordinary income on the date of payment. If the Eligible Participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes.

Section 409A. The 2024 Omnibus Incentive Plan is intended to comply with Code Section 409A to the extent that such section would apply to any award granted under the 2024 Omnibus Incentive Plan. Code Section 409A governs the taxation of deferred compensation. Certain awards under the 2024 Omnibus Incentive Plan, including RSUs, may be subject to the requirements under Code Section 409A. If such awards fail to comply with the applicable requirements of Code Section 409A, the award holder may be subject to an additional 20% income tax and interest and may be required to recognize income earlier than intended under the award.

Company Deductions. As a general rule, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an Eligible Participant recognizes ordinary income from awards under the 2024 Omnibus Incentive Plan, to the extent such income is considered reasonable compensation under the Code. The Company will not, however, be entitled to a deduction with respect to payments that are contingent upon a change in control if such payments are deemed to constitute “excess parachute payments” under Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax.

In addition, the Company will not be entitled to a deduction to the extent compensation in excess of $1 million is paid to any NEOs who were employed by the Company at year-end. Section 162(m)

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generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation, for this purpose, includes taxable income attributable to awards granted under the 2024 Omnibus Incentive Plan and, therefore, some awards may not be fully deductible by the Company under Code Section 162(m).

Registration with the SEC

If the stockholders approve this proposal, the Company will file with the SEC, as soon as reasonably practicable after such approval, a registration statement on Form S-8 relating to the shares available for issuance under the 2024 Omnibus Incentive Plan.

New Plan Benefits

A new plan benefits table for the 2024 Omnibus Incentive Plan is not provided because all awards to be granted under the 2024 Omnibus Incentive Plan will be made at the Committee’s discretion, subject to the terms of the 2024 Omnibus Incentive Plan. No awards have yet been granted under the 2024 Omnibus Incentive Plan. Therefore, the benefits and amounts that will be received or allocated under the 2024 Omnibus Incentive Plan are not determinable at this time. However, information on awards granted in 2023 to NEOs and Directors under the Prior Plan is set forth under the sections titled “Executive Compensation” and “Compensation of Directors” in this Proxy Statement.

Approval of the 2024 Omnibus Incentive Plan will require the affirmative vote of a majority of the shares of Company Common Stock present in person or represented by proxy (and eligible to vote) at the Annual Meeting, assuming the presence of a quorum. As further discussed in the section titled “Broker non-votes” on page 10 of this Proxy Statement, if you own shares of Common Stock through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares of Common Stock so that your vote can be counted on this Proposal Three.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” APPROVAL OF THE CURTISS-WRIGHT CORPORATION 2024
OMNIBUS INCENTIVE PLAN (PROPOSAL 3).

PROPOSAL FOUR: ADVISORY VOTE TO APPROVE THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS

Overview

The Board of Directors is committed to excellence in governance. As part of that commitment, and as required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended, the Board of Directors is providing the stockholders with an opportunity to provide an advisory vote to approve executive compensation (commonly known as a “Say-on-Pay” proposal). The Board of Directors recognizes that providing stockholders with an advisory vote to approve executive compensation may produce useful information on investor sentiment with regard to the Company’s executive compensation programs. At the 2023 Annual Meeting of stockholders, 92% of the shares voted were in favor of the advisory resolution concerning the compensation of the Named Executive Officers. In accordance with the result of the advisory vote on the frequency of the say-on-pay vote, which was conducted at the 2023 Annual Meeting of stockholders, the Board of Directors has determined that the Company will continue to conduct an executive compensation advisory vote on an annual basis. Accordingly, the next Say-on-Pay vote after this Annual Meeting is expected to occur at the 2025 Annual Meeting of Stockholders and each year thereafter until another vote on frequency occurs, which will be no later than the 2029 Annual Meeting of stockholders. The Company’s executive compensation program and practices are fully described in the “Compensation Discussion and Analysis” section and other table and narrative disclosures in this Proxy Statement.

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Compensation Objectives

As generally described in the above “Compensation Discussion and Analysis” section of this Proxy Statement, the Company’s executive compensation program is designed to attract and retain high quality executives and to align the interest of management with the interests of stockholders by rewarding both short and long-term performance.

Company Performance

Despite the challenges relating primarily to continuing supply chain delivery disruptions, workforce availability issues, and inflationary pressures, the Company performed very well in fiscal 2023, with strong increases in sales, operating income, earnings per share, and free cash flow. As a result, Company performance was at maximum relative to target against its financial performance metrics under the annual incentive compensation plan. As a result, bonus payments for the NEOs under the annual incentive program were well above target level pay. In addition, under the long-term incentive plan, the Company was at maximum relative to target against its long-term incentive financial performance metrics under the long-term incentive compensation plan over the past three-year performance period (2021-2023). As a result, cash-based performance units payouts for the 2021-2023 performance period were at maximum of target level pay and TSR was at the 87th percentile of the S&P MidCap 400. The Company’s believes these results demonstrate the strong pay-for-performance alignment under its annual and long-term incentive compensation plans.

Incentive awards earned by the Named Executive Officers for fiscal 2023 reflect the Company’s strong operating performance and the Company’s commitment to pay for performance. The Company’s 2023 financial performance as measured under the Company’s executive compensation plans were as follows:

•	Adjusted organic sales growth of 10.7%.

•	Adjusted operating income of $494 million.

•	Working capital as a percentage of sales of 23.8%.

The Company’s financial performance above includes adjustments referenced in the Company’s fourth quarter 2023 earnings release furnished to the SEC on February 15, 2024. The Company’s financial performance above excludes the performance of any acquisitions consummated during the performance period.

The Company urges its stockholders to read the above “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in more detail how the Company’s executive compensation policies and procedures operate and are designed to achieve the Company’s compensation objectives, as well as the Summary Compensation Table and related compensation tables and narratives which provide detailed information on the compensation of the Named Executive Officers. The Executive Compensation Committee believes that the policies and procedures articulated in the above “Compensation Discussion and Analysis” section of this Proxy Statement are effective in achieving the Company’s goals and that the compensation of the Named Executive Officers reported in this Proxy Statement has supported and contributed to the Company’s success.

The Board recommends that stockholders continue to support this compensation program by voting on the following resolution:

“RESOLVED, that the stockholders of Curtiss-Wright Corporation approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in the Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and accompanying narrative disclosure therein.”

This vote is advisory, and therefore not binding on the Company, the Executive Compensation Committee, or the Board of Directors. It will not overrule any decisions made by the Board of Directors or the Executive Compensation Committee or require the Board of Directors or the Executive Compensation Committee to take any specific action. The Board of Directors and the Executive Compensation Committee value the opinions of the stockholders, and, to the extent there is any

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significant vote against the Named Executive Officers compensation as disclosed in this Proxy Statement, the Board of Directors will consider the stockholder concerns and the Executive Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Adoption of this resolution will require the affirmative vote of a majority of the shares of Company Common Stock present in person or represented by proxy and (eligible to vote) at the Annual Meeting, assuming the presence of a quorum. As further discussed in the section titled “Broker non-votes” on page 10 of this Proxy Statement, if you own shares of Common Stock through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares of Common Stock so that your vote can be counted on this Proposal Four.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED
EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT
(PROPOSAL 4).

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

The SEC has adopted rules governing the delivery of annual disclosure documents that permit us to send a single set of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of the proxy materials in the mail, a single set of our annual report and proxy statement, to any household at which two or more stockholders reside if we believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This rule benefits both stockholders and the Company. It reduces the volume of duplicate information received and helps to reduce our expenses. Each stockholder will continue to receive a separate proxy card if they received a paper copy of the proxy materials in the mail. If your household received a single set of such disclosure documents for this year, but you would prefer to receive your own copy now or in the future, please contact our transfer agent, Broadridge Financial Solutions, Inc., by calling their toll-free number, 1-800-542-1061, or writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. A separate copy of such disclosure documents will be promptly provided to you upon receipt of your request. Stockholders sharing an address who are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or our proxy statement and annual report, as applicable, and who wish to receive a single copy of such materials in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
FOR 2025 ANNUAL MEETING

Pursuant to regulations of the SEC, stockholders who intend to submit proposals for inclusion in our proxy materials for the 2025 Annual Meeting must do so no later than November 24, 2024. This requirement is separate from the SEC’s other requirements that must be met to have a stockholder proposal included in our Proxy Statement. In addition, this requirement is independent of certain other notice requirements of our Amended and Restated By-laws described below. All stockholder proposals and notices should be submitted to Corporate Secretary, Curtiss-Wright Corporation, 130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036. The attached proxy card grants the proxy holder discretionary authority to vote on any matter raised and presented at the Annual Meeting. Pursuant to amended SEC Rule 14a-4(c)(1), we will exercise discretionary voting authority to the extent conferred by proxy with respect to stockholder proposals received after February 7, 2025.

If a stockholder of record wishes to nominate Directors or bring other business to be considered by stockholders at the 2025 Annual Meeting, such proposals may only be made in accordance with the following procedure. Under our current Amended and Restated By-laws, nominations of Directors or other proposals by stockholders must be made in writing to our offices no later than February 3, 2025 and no earlier than January 4, 2025. However, if the date of the 2025 Annual Meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the 2024 Annual

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Meeting, then such nominations and proposals must be delivered in writing to the Company no earlier than 120 days prior to the 2025 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to the 2025 Annual Meeting, or (ii) if the first public announcement of the date of such advanced or delayed annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.

Please note that these requirements relate only to matters proposed to be considered for the 2025 Annual Meeting. They are separate from the SEC’s requirements to have stockholder proposals included in the Company’s 2025 proxy statement.

In addition to satisfying the foregoing requirements under our Amended and Restated By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 2, 2025.

2023 ANNUAL REPORT ON FORM 10-K

Any stockholder wishing to receive, without charge, a copy of the Company’s 2023 Annual Report on Form 10-K (without exhibits) filed with the SEC on February 20, 2024, should write to the Corporate Secretary, Curtiss-Wright Corporation, 130 Harbour Place Drive, Suite 300, Davidson, North Carolina 28036. Exhibits to the Form 10-K will be furnished upon written request and payment of the Company’s expenses in furnishing such documents. The Company’s 2023 Annual Report on Form 10-K is also available digitally free of charge through the Investor Relations section of the Company’s website at https://curtisswright.com/investor-relations/financials/sec-filings.

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OTHER MATTERS WHICH MAY BE PRESENTED
FOR ACTION AT THE MEETING

The Board of Directors does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

By Order of the Board of Directors

Paul J. Ferdenzi
Corporate Secretary

Dated: March 22, 2024
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Appendix A

CURTISS-WRIGHT CORPORATION

2024 OMNIBUS INCENTIVE PLAN

Effective May 2, 2024

Curtiss-Wright Corporation (the “Company”), a Delaware corporation, hereby establishes and adopts the following 2024 Omnibus Incentive Plan (the “Plan”).

1. Purpose of the Plan

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2. Definitions

2.1.	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.
2.2.	“Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.
2.3.	“Board” shall mean the board of directors of the Company.
2.4.	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
2.5.	“Committee” shall mean the Executive Compensation Committee of the Board for purposes of Employee awards and the Director & Governance Committee for purposes of Non-employee Director Awards or any subcommittee thereof formed by the Committees to act as the respective Committee hereunder. Each Committee shall consist of no fewer than two Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.
2.6.	“Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.
2.7.	“Director” shall mean a member of the Board who is not an employee.
2.8.	“Dividend Equivalents” shall have the meaning set forth in Section 11.6.
2.9.	“Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.
2.10.	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
2.11.	“Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities
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exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
2.12.	“Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.
2.13.	“Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.
2.14.	“Other Share-Based Award” shall have the meaning set forth in Section 8.1.
2.15.	“Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.
2.16.	“Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.
2.17.	“Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.
2.18.	“Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.
2.19.	“Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.
2.20.	“Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.
2.21.	“Permitted Assignee” shall have the meaning set forth in Section 11.3.
2.22.	“Prior Plans” shall mean, collectively, the Company’s 2014 Omnibus Long-Term Incentive Plan
2.23.	“Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.24.	“Restricted Stock Award” shall have the meaning set forth in Section 7.1.
2.25.	“Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.26.	“Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1
2.27.	“SEC” means the Securities and Exchange Commission.
2.28.	“Shares” shall mean the shares of common stock of the Company, par value $1.00 per share.
2.29.	“Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.
2.30.	“Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
2.31.	“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or
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obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
2.32.	“Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3. Shares Subject to the Plan

3.1	Number of Shares. (a) Subject to adjustment as provided in Section 11.2, a total of 1,560,000 Shares shall be authorized for Awards granted under the Plan less one (1) Share for every one (1) Share granted under any Prior Plan after December 31, 2023 and prior to the effective date of the Plan. After the effective date of the Plan (as provided in Section 12.13), no awards may be granted under any Prior Plan.
(b)	If (i) any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan or (ii) after December 31, 2023 any Shares subject to an award under any Prior Plan are forfeited, an award under any Prior Plan expires or otherwise terminates without issuance of such Shares, or an award under any Prior Plan is settled for cash (in whole or in part), or otherwise does not result in the issuance of all or a portion of the Shares subject to such award (including on payment in Shares on exercise of a stock appreciation right), then in each such case the Shares subject to the Award or award under any Prior Plan shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan on a one-for-one basis.
(c)	In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis. In the event that after December 31, 2023 (i) any option or award any Prior Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such options or awards are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis.
(d)	Substitute Awards shall not reduce the Shares authorized for grant under the Plan nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in paragraphs (b) and (c) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in paragraphs (b) and (c) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the
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acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
3.2.	Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.
3.3.	Limit on Awards to Directors. Notwithstanding any other provision of the Plan to the contrary and excluding any Award made pursuant to Section 8.4, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year shall not exceed $500,000.
3.4.	Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3.1 (subject to adjustment under Section 11.2); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

4. Eligibility and Administration

4.1.	Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant.
4.2.	Administration. (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(b)	Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of
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the Committee may determine its actions, including fixing the time and place of its meetings. Notwithstanding the foregoing, any action or determination by the Committee specifically affecting or relating to an Award to a Director shall require the prior approval of the Director & Governance Committee and the Board of Directors.
(c)	To the extent not inconsistent with applicable law, with respect to Awards intended to comply the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) authorize one or more executive officers to do one or more of the following with respect to Employees who are not directors or executive officers of the Company (A) designate Employees to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

5. Options

5.1.	Grant. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.
5.2.	Award Agreements. All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.
5.3.	Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 11.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 10.3), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.
5.4.	Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up”
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agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.
5.5.	Exercise of Options. (a) Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant’s executors, administrators, guardian or legal representative, to the extent provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.
(b)	Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing; provided, however, to the extent required by applicable law, that the Participant must pay in cash an amount not less than the aggregate par value (if any) of the Shares being acquired. The notice of exercise and payment of the purchase price shall be made by physical or electronic delivery as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.
(c)	Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.
5.6.	Form of Settlement. In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.
5.7.	Incentive Stock Options. The Committee may grant Incentive Stock Options to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 1,560,000 Shares, subject to adjustment as provided in Section 11.2.

6. Stock Appreciation Rights

6.1.	Grant and Vesting. The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may
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establish in its sole discretion. Unless otherwise provided in an Award Agreement, any Share Appreciation Rights granted under the Plan shall vest and become exercisable as to 33-1/3% of such Share Appreciation Rights on each of the first three anniversaries of the date the Share Appreciation Rights are granted, in each case so long as the Participant continues to be employed by or provide services to the Company or any of its Subsidiaries on the relevant vesting date.
6.2.	Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:
(a)	Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.
(b)	The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.
(c)	The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.
(d)	The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 11.2, and (ii) have a term not greater than ten (10) years, except in the event of death or disability. Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.
(e)	An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not otherwise expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.
(f)	Without the approval of the Company’s stockholders, other than pursuant to Section 11.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 10.3), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.
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7. Restricted Stock and Restricted Stock Units

7.1.	Grants. Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.
7.2.	Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.
7.3.	Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares, except as otherwise provided in this Section. A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award. Except as otherwise provided in an Award Agreement, any Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award, and the Committee shall have the sole discretion to determine whether, if at all, any cash-denominated amount that is subject to such restrictions shall earn interest and at what rate. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.
7.4.	Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Any such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8. Other Share-Based Awards

8.1.	Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.
8.2.	Award Agreements. The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee
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and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such Dividend Equivalents have been credited. Other Share-Based Awards may be subject to vesting restrictions during the Vesting Period as specified by the Committee.
8.3.	Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.
8.4.	Deferral of Director Fees. Directors shall be eligible to elect to defer their fees or retainers and receive Other Share-Based Awards in the form of deferred stock units or deferred cash in lieu of all or a portion of their annual retainer, any chairman retainer, or meeting fees. In addition, Directors may elect to receive Other Share-Based Awards in the form of deferred stock units or deferred cash in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units or cash.

9. Performance Awards

9.1.	Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon such other criteria as determined by the Committee in its discretion.
9.2.	Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.
9.3.	Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.
9.4.	Payment. Except as provided in Article 10, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10. Change in Control Provisions

10.1.	Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 10.3): (i) Options and Stock Appreciation
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Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 10.2.
10.2.	Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 10.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting the Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.
(b)	Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in
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Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.
(c)	The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.
10.3.	Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events (provided, however, that except with respect to paragraph (d) below, any definition of Change in Control in an Award Agreement may not provide that a Change in Control will occur prior to consummation or effectiveness of a change in control of the Company and may not provide that a Change in Control will occur upon the announcement, commencement, stockholder approval or other potential occurrence of any event or transaction that, if completed, would result in a change in control of the Company):
(a)	An acquisition (other than directly from the Company) of any common stock of the Company (“Common Stock”) or other voting securities of the Company entitled to vote generally for the election of directors (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of (i) the then outstanding shares of Common Stock, (ii) the combined voting power of the Company’s then outstanding Voting Securities or (iii) the voting power to elect a majority of the Board; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a “Subsidiary Entity”) (ii) the Company or its Subsidiary Entities, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);
(b)	During any twenty-four (24) month period, the individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the
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Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;
(c)	The consummation of:
(i)	A merger, consolidation or reorganization to which the Company is a party or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where
(A)	the shareholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,
(B)	the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the combined voting power of the outstanding voting securities of the Surviving Corporation, and
(C)

no Person other than (i) the Company, (ii) any Subsidiary Entity, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Subsidiary Entity, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or common stock of the Company, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities or its common stock.

(ii)	The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or
(iii)	The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary Entity or a distribution to the Company’s shareholders).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Common Stock or Voting Securities by the Company which, by reducing the number of shares of Common Stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares of Common Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional shares of Common Stock or Voting Securities which increases the percentage of the then outstanding shares of Common Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.
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11. Generally Applicable Provisions

11.1.	Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders to the extent required by such applicable law, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 11.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2 to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, or (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2. The Board may not (except pursuant to Section 11.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value of one Share or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.
11.2.	Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company); provided, however, that the number of Shares subject to any Award shall always be a whole number.
11.3.	Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and
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provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.
11.4.	Termination of Employment or Services. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.
11.5.	Deferral. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.
11.6.	Treatment of Dividends and Dividend Equivalents on Unvested Awards. In no event shall dividends or Dividend Equivalents be paid with respect to Options or Stock Appreciation Rights. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or Dividend Equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.
11.7	No Pledging or Hedging. All Shares from Awards are subject to the prohibitions in the Company’s policies on hedging of Shares (including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds) and pledging of Shares (including holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan).

12. Miscellaneous

12.1.	Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.
12.2.	Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes. If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take
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such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the minimum required tax withholding rate for the Participant (or Permitted Assignee) or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.
12.3.	Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.
12.4.	Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.
12.5.	Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:
(a)	In the event of a restatement of the Company’s financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement. If the Committee determines that based on the results of the restatement, a lesser amount or portion of an Award should have been paid or vested, it may (i) cancel all or any portion of any outstanding Awards and (ii) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards.
(b)	If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.
12.6.	Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Shares are then listed, and any applicable federal or state
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securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
12.7.	Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company or a Subsidiary. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary (or as may be required by the terms of such plan).
12.8.	Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
12.9.	Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Shares are listed, such unlawfulness, invalidity, unenforceability or impermissibility shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or impermissible and the maximum payment or benefit that would not be unlawful, invalid or impermissible shall be made or provided under the Plan.
12.10.	Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
12.11.	Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
12.12.	Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.
12.13.	Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then
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outstanding under the Plan; provided, however, in no event may an Incentive Stock Option be granted more than ten (10) years after the earlier of (i) the date of the adoption of the Plan by the Board or (ii) the effective date of the Plan as provided in the first sentence of this Section. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.
12.14.	Foreign Employees and Consultants. Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.
12.15.	Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.
12.16.	No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.
12.17.	Data Privacy. As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Subsidiaries hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, management and administration of the Participant’s participation in the Plan, and that the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company in the implementation, management, and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human
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resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.
12.18.	Indemnity. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
12.19.	Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.
12.20.	Recoupment/Clawback. All Awards shall be subject to clawback, recovery or recoupment as set forth in any Award Agreement and/or pursuant to any clawback or recoupment policy adopted by the Company, including, but not limited to, any policy adopted in order to conform to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and resulting rules issued by the Securities and Exchange Commission or national securities exchanges thereunder.
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CURTISS-WRIGHT CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON

You may vote these shares in person by attending the annual meeting. Directions to the meeting are available at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V31742-P06611	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CURTISS-WRIGHT CORPORATION				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors			☐	☐	☐

Nominees:
	01)	Lynn M. Bamford	06) William F. Moran
	02)	Dean M. Flatt	07) Robert J. Rivet
	03)	Bruce D. Hoechner	08) Peter C. Wallace
	04)	Glenda J. Minor	09) Larry D. Wyche
	05)	Anthony J. Moraco

The Board of Directors recommends you vote FOR the following proposals:								For	Against	Abstain

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024							☐	☐	☐

3.	To approve the Curtiss-Wright Corporation 2024 Omnibus Incentive Plan							☐	☐	☐

4.	An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers							☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Thursday, May 2, 2024.
A Notice and Proxy Statement and Combined Business Review/2023 Annual Report on Form 10-K to security holders are available at www.proxyvote.com.

V31743-P06611

CURTISS-WRIGHT CORPORATION
Annual Meeting of Stockholders
May 2, 2024 1:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints LYNN M. BAMFORD, KEVIN M. RAYMENT and K. CHRISTOPHER FARKAS, and each of them, as proxies of the undersigned, with full power to appoint their substitute, and authorizes each of them to represent and to vote all shares of common stock, par value $1.00 per share, of Curtiss-Wright Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 2, 2024, at the Homewood Suites by Hilton, 125 Harbour Place Drive, Davidson, North Carolina 28036, commencing at 1:00 PM local time, or any adjournment or postponement thereof, with all the powers the undersigned would have if personally present, respecting the matters described in the accompanying proxy statement and, in their discretion, on other matters which may properly come before the meeting. When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s).

If no direction is given, this proxy will be voted FOR the Director nominees listed in Proposal One and FOR Proposals Two, Three, and Four. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the proxy statement with respect thereto, the Company’s 2023 Annual Report on Form 10-K filed with the Securities and Exchange Commission, and Business Review to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Continued and to be signed on reverse side